As filed with the Securities and Exchange Commission on April 30, 2009

Securities Act File No. 333-142592

 Investment Company Act File No. 811-22061

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 10	☒

and

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 11

BlackRock Funds II

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number (800) 441-7762

Donald C. Burke

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and Address of Agent for Service)

Copy to:

Counsel for the Funds: Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box):

☒  Immediately upon filing pursuant to paragraph (b)

☐  On (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  On (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Funds II

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

BlackRock Strategic Income Portfolio

BlackRock World Income Fund, Inc.

PROSPECTUS  |  APRIL 30, 2009

Investor and Institutional Shares

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts about the Funds	4

	BlackRock Emerging Market Debt Portfolio	4

	BlackRock International Bond Portfolio	8

	BlackRock Strategic Income Portfolio	13

	BlackRock World Income Fund, Inc.	17

Details About the Funds	How Each Fund Invests	23

	Investment Risks	29

	Risks of Underlying Funds and Direct Investments	41

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments

	How to Choose the Share Class that Best Suits Your Needs	57

	Details about the Share Classes	60

	How to Buy, Sell, Exchange and Transfer Shares	64

	Account Services and Privileges	70

	Funds' Rights	71

	Participation in Fee-Based Programs	71

	Short-Term Trading Policy	72

	Redemption Fee	73

	Distribution and Service Payments	74

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	76

	Portfolio Manager Information	77

	Conflicts of Interest	79

	Valuation of Fund Investments	79

	Dividends, Distributions and Taxes	80

Financial Highlights	Financial Performance of the Funds	82

General Information	Shareholder Documents	92

	Certain Fund Policies	92

	Statement of Additional Information	93

Glossary	Glossary of Investment Terms	94

For More Information	Funds and Service Providers	Inside Back Cover

	Additional Information	Back Cover

Funds Overview

Key Facts about the Funds

This prospectus provides information about BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio and BlackRock Strategic Income Portfolio, each a series of BlackRock Funds II, and BlackRock World Income Fund, Inc. The funds are collectively referred to in this prospectus as the "Funds." Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund's manager is BlackRock Advisors, LLC ("BlackRock"). Where applicable, BlackRock refers also to a Fund's sub-adviser(s).

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

BlackRock Emerging Market Debt Portfolio

What is the Fund's investment objective?

The BlackRock Emerging Market Debt Portfolio ("Emerging Market Portfolio") seeks maximum long term total return.

What is the Fund's main investment strategy?

In pursuit of this goal, the Emerging Market Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Emerging Market Portfolio will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the Emerging Market Portfolio's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Emerging Market Portfolio invests will have sovereign ratings that are below investment grade or will be unrated.

In allocating the Emerging Market Portfolio's investments across emerging market countries, the management team will consider the size of each nation's debt markets relative to those of other emerging market countries.

What are the main risks of investing in the Fund?

■  Brady Bonds Risk — Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

4

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Non-Diversification Risk — The Fund is a non-diversified portfolio under the Investment Company Act of 1940, as amended ("Investment Company Act"), which means that Fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would a diversified fund.

5

■  Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

■  Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified.

■  Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

■  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in fixed income securities of issuers located in emerging markets

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

Risk/Return Information

The Fund had not completed a full calendar year of performance as of December 31, 2008. For this reason, the risk/return bar chart and table with average annual total return information are not included in this prospectus.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C and Institutional Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None
Redemption Fee[4]	2.00%	2.00%	2.00%
Exchange Fee	—[4]	—[4]	—[4]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[5]	1.63%	1.34%	1.79%
Total Annual Fund Operating Expenses[6]	2.48%	2.94%	2.39%
Fee Waivers and Expense Reimbursements[7]	(1.23)%	(0.94)%	(1.39)%
Net Annual Fund Operating Expenses[7]	1.25%	2.00%	1.00%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A contingent deferred sales charge ("CDSC") of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  There is no CDSC on Investor C Shares after one year.

4  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

5  Other Expenses have been restated to reflect current fees.

6  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the restatement of Other Expenses to reflect current fees.

7  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.25% (for Investor A Shares), 2.00% (for Investor C Shares) and 1.00% (for Institutional Shares) of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$522	$1,029	$1,561	$3,014
Investor C Shares Redemption[2]	$303	$821	$1,465	$3,195
Investor C Shares No Redemption	$203	$821	$1,465	$3,195
Institutional Shares	$102	$612	$1,149	$2,620

1  Reflects imposition of sales charge.

2  Reflects deduction of CDSC.

7

BlackRock International Bond Portfolio

What is the Fund's investment objective?

The BlackRock International Bond Portfolio ("International Bond Portfolio") seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund's main investment strategy?

In pursuit of this goal, the International Bond Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The International Bond Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The International Bond Portfolio may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The International Bond Portfolio may from time to time invest in investment grade bonds of issuers in emerging market countries. The International Bond Portfolio will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The International Bond Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the International Bond Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the International Bond Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the International Bond Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The International Bond Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the International Bond Portfolio may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the International Bond Portfolio's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The International Bond Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The International Bond Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The International Bond Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be

8

recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

9

Risk/Return Information

The chart and table shown below give you a picture of the International Bond Portfolio's long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares
ANNUAL TOTAL RETURNS
International Bond Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was –6.09% (quarter ended September 30, 2008).

The year to date return as of March 31, 2009 is –6.12%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
International Bond Portfolio — Investor A Shares
Return Before Taxes[1]	–1.66%	2.56%	5.25%
Return After Taxes on Distributions[1]	–4.99%	1.19%	3.24%
Return After Taxes on Distributions and Sale of Shares[1]	–1.09%	1.39%	3.23%
International Bond Portfolio — Investor B Shares
Return Before Taxes[1]	–2.59%	2.24%	5.15%[2]
International Bond Portfolio — Investor C Shares
Return Before Taxes[1]	0.68%	2.56%	4.88%
International Bond Portfolio — Institutional Shares
Return Before Taxes[1]	2.72%	3.71%	6.09%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%

1  Includes all applicable fees and sales charges.

2  Investor B Shares automatically convert to Investor A Shares after approximately seven years. All returns for periods greater than seven years reflect this conversion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

10

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.50%[3]	1.00%[4]	None
Redemption Fee[5]	2.00%	2.00%	2.00%	2.00%
Exchange Fee	—[5]	—[5]	—[5]	—[5]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses[6]	0.39%	0.41%	0.32%	0.22%
Interest Expense	0.01%	0.01%	0.01%	0.01%
Acquired Fund Fees and Expenses[7]	—%	—%	—%	—%
Total Annual Fund Operating Expenses[8]	1.20%	1.97%	1.88%	0.78%
Fee Waivers and Expense Reimbursements[9]	—%	—%	—%	—%
Net Annual Fund Operating Expenses[9]	1.20%	1.97%	1.88%	0.78%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares" for the complete schedule of CDSCs.) As of October 2, 2006, Investor B Shares generally are no longer available for purchase but continue to be available for exchange and for dividend and capital gain reinvestment. Investor B Shares automatically convert to Investor A Shares approximately seven years after you buy them and will no longer be subject to distribution fees.

4  There is no CDSC on Investor C Shares after one year.

5  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

6  Other Expenses have been restated to reflect current fees.

7  Acquired Fund Fees and Expenses were less than 0.01% for the Fund's last fiscal year.

8  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the restatement of Other Expenses to reflect current fees.

9  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.19% (for Investor A Shares), 2.25% (for Investor B and C Shares) and 1.03% (for Institutional Shares) of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

11

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$517	$766	$1,033	$1,796
Investor B Shares Redemption[2]	$650	$968	$1,262	$2,003[3]
Investor B Shares No Redemption	$200	$618	$1,062	$2,003[3]
Investor C Shares Redemption[2]	$291	$591	$1,016	$2,201
Investor C Shares No Redemption	$191	$591	$1,016	$2,201
Institutional Shares	$80	$249	$433	$966

1  Reflects imposition of sales charge.

2  Reflects deduction of CDSC.

3  Based on the conversion of the Investor B Shares to Investor A Shares after seven years.

12

BlackRock Strategic Income Portfolio

What is the Fund's investment objective?

The BlackRock Strategic Income Portfolio ("Strategic Income Portfolio") seeks high current income, with a secondary objective of capital growth.

What is the Fund's main investment strategy?

In pursuit of this goal, under normal market conditions, the Strategic Income Portfolio will invest at least 65% of its assets in other BlackRock fixed income mutual funds, called the "underlying funds," that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Strategic Income Portfolio may invest in underlying funds that invest in other market sectors. See "Information About the Underlying Funds — Description of Underlying Funds." The Strategic Income Portfolio may also invest up to 35% of its assets by making direct opportunistic purchases of fixed income securities and other securities, which investments are called the "opportunistic purchases." Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Strategic Income Portfolio's asset allocation between the underlying funds and the opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Portfolio's assets may be invested in underlying funds.

The underlying funds are selected primarily to achieve the target sector allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process.

What are the main risks of investing in the Fund?

The Strategic Income Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Strategic Income Portfolio is also subject to the risks associated with the securities in which it invests directly. The Strategic Income Portfolio invests primarily in underlying funds which invest in fixed income securities (including in some cases high yield securities (junk bonds)). The principal risks of investing in the Strategic Income Portfolio are set forth below. Risks of investing in the underlying funds in which the Strategic Income Portfolio may invest are set forth in "Risks of Underlying Funds and Direct Investments."

■  Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund's best interests when selecting underlying funds.

■  Allocation Risk — The Fund's ability to achieve its investment goal depends upon BlackRock's skill in determining the Fund's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

13

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk. Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investments in Other Mutual Funds Risk — The Fund's investments are concentrated in underlying BlackRock fixed income funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds and securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds.

■  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■  Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Want a professionally managed portfolio without the administrative burdens of direct investments in debt securities

■  Are seeking income with the opportunity for capital growth

■  Are willing to accept the risk that the value of your investment may decline

Risk/Return Information

The Fund had not completed a full calendar year of performance as of December 31, 2008. For this reason, the risk/return bar chart and table with average annual total return information are not included in this prospectus.

14

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor C and Institutional Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	1.00%[3]	None
Redemption Fee[4]	2.00%	2.00%	2.00%
Exchange Fee	—[4]	—[4]	—[4]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[5]	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[6,7]	5.79%	4.91%	9.56%
Acquired Fund Fees and Expenses	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses[8]	7.09%	6.96%	10.61%
Fee Waivers and Expense Reimbursements[9]	(6.19)%	(5.31)%	(9.96)%
Net Annual Fund Operating Expenses[9]	0.90%	1.65%	0.65%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  There is no CDSC on Investor C Shares after one year.

4  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

5  The management fee payable by the Fund is based on assets attributable to the Fund's direct investments in fixed income securities, other investments and cash and cash equivalents and excludes investments in underlying Funds. The Fund will invest no more than 35% of its assets in such direct investments.

6  Other Expenses have been restated to reflect current fees.

7  The Fund periodically engages in certain investment transactions which generate interest expense. For the period ended December 31, 2008, the interest expense on the Fund for such transactions was less than 0.01% which is included in Other Expenses.

8  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include Acquired Fund Fees and Expenses or the restatement of Other Expenses to reflect current fees.

9  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.40% (for Investor A Shares), 2.15% (for Investor C Shares) and 1.15% (for Institutional Shares) of average daily net assets. In addition, BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.40% (for Investor A Shares), 1.15% (for Investor C Shares) and 0.15% (for Institutional Shares) of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

15

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period and, with respect to Investor C Shares only, no redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$488	$880	$1,296	$2,455
Investor C Shares Redemption[2]	$268	$728	$1,316	$2,909
Investor C Shares No Redemption	$168	$728	$1,316	$2,909
Institutional Shares	$66	$422	$803	$1,870

1  Reflects imposition of sales charge.

2  Reflects deduction of CDSC.

16

BlackRock World Income Fund, Inc.

What is the Fund's investment objective?

The BlackRock World Income Fund, Inc. ("World Income Fund") seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

What is the Fund's main investment strategy?

In trying to achieve its objective, the World Income Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends. Fixed income securities are securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations.

The World Income Fund will spread its investments among different types of fixed income securities and different countries based upon Fund management's analysis of the yield, maturity and currency considerations affecting these securities. The World Income Fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. The World Income Fund normally will invest at least 90% of its assets in fixed income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The World Income Fund will normally invest in securities denominated in at least three different currencies. The World Income Fund presently expects it will invest primarily in securities denominated in the currencies represented in the J.P. Morgan Global Government Bond Broad Index. No set portion of the World Income Fund's investments is required to be denominated in any particular currency. Substantially all of the World Income Fund's investments may be denominated in a single currency, including U.S. dollars.

Under normal circumstances, the World Income Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the World Income Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the World Income Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The World Income Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the World Income Fund may deviate very substantially from the allocation described above.

The World Income Fund may invest in securities of any maturity or duration. The average maturity of the World Income Fund's portfolio securities will vary based upon BlackRock's view of economic and market conditions. However, the World Income Fund does not expect the average maturity of its portfolio to exceed fifteen years.

What are the main risks of investing in the Fund?

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

17

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk. Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk. The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Indexed and Inverse Securities Risks — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Junk Bonds Risk — Junk bonds risk includes heightened risks that issuers may be unable to repay their obligations, the subordination of claims versus other debtholders if an issuer becomes bankrupt, and the lack of liquidity for certain junk bonds.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to "prepayment risk" and "extension risk." Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall.

■  Non-diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund's performance.

■  Recent Developments in Sub-Prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime

18

lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified.

■  Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

■  Structured Securities Risk — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured Securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

■  Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking for an investment that provides income

■  Want a professionally managed portfolio without the administrative burdens of direct investments in corporate or government bonds and other debt securities

■  Are looking for exposure to a variety of fixed income markets around the world

■  Are willing to accept the risk of greater loss of income and principal due to the Fund's emphasis on foreign investing and its ability to invest in junk bonds

19

Risk/Return Information

The chart and table shown below give you a picture of the World Income Fund's long-term performance for Investor A Shares (in the chart) and for Investor A, Investor B, Investor C and Institutional Shares (in the table). The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the J. P. Morgan Global Government Bond Broad Index, a broad measure of market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares
ANNUAL TOTAL RETURNS
World Income Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended June 30, 2003) and the lowest return for a quarter was -7.31% (quarter ended June 30, 2002).

The year-to-date return as of March 31, 2009 was –1.55%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock World Income Fund — Investor A Shares
Return Before Taxes[1]	–6.20%	4.19%	6.71%
Return After Taxes on Distributions[1]	–8.03%	2.24%	4.06%
Return After Taxes on Distributions and Sale of Shares[1]	–4.01%	2.44%	4.09%
BlackRock World Income Fund — Investor B Shares[2]
Return Before Taxes[1]	–6.50%	4.17%	6.59%
BlackRock World Income Fund — Investor C Shares[3]
Return Before Taxes[1]	–3.93%	4.27%	6.36%
BlackRock World Income Fund — Institutional Shares[4]
Return Before Taxes[1]	–2.23%	5.26%	7.39%
J. P. Morgan Global Government Bond Broad Index (Reflects no deduction
for fees, expenses or taxes)	10.36%	6.19%	6.03%

1  Includes all applicable fees and sales charges.

2  Investor B Shares are not generally available for purchase except for exchanges, dividend and capital gain reinvestment for existing shareholders and by certain qualified employee benefit plans. See "Your Account — How to Buy, Sell, Transfer and Exchange Shares."

3  The returns for Investor C Shares prior to October 2, 2006 (commencement of operations) are based upon performance of the Fund's Institutional Shares. The returns for Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to the Investor C Shares.

4  The returns for Institutional Shares do not reflect the Institutional front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Institutional Shares would be lower

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor B, Investor C and Institutional Shares will vary.

20

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Investor A, Investor B, Investor C and Institutional Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year.

Shareholder Fees (Fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%[1]	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[2]	4.00%[3]	1.00%[4]	None
Redemption Fee[5]	2.00%	2.00%	2.00%	2.00%
Exchange Fee	—[5]	—[5]	—[5]	—[5]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	1.00%	None
Other Expenses[6]	0.41%	0.43%	0.40%	0.43%
Total Annual Fund Operating Expenses	1.26%	1.78%	2.00%	1.03%

1  Reduced front-end sales charges may be available (see the section "Account Information — How to Choose the Share Class that Best Suits Your Needs — Investor A Shares — Initial Sales Charge Options" for more information regarding the reduction of front-end sales charges).

2  A CDSC of 0.50% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

3  The CDSC is 4.00% if shares are redeemed in less than one year. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section "How to Choose a Share Class that Best Suits Your Needs — Investor B Shares" for the complete schedule of CDSCs.)

4  There is no CDSC on Investor C Shares after one year.

5  A redemption fee may be charged on redemptions (by sale or exchange) of Fund shares made within 30 days of purchase or exchange. See "Your Account — Pricing of Shares — Redemption Fee."

6  Includes Acquired Fund Fees and Expenses, which are less than 0.01%.

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Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class, that the Fund's operating expenses remain the same and with respect to Investor B Shares and Investor C Shares only, no redemption at the end of each time period. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares[1]	$523	$784	$1,064	$1,862
Investor B Shares[2] Redemption	$581	$860	$1,164	$2,095
Investor B Shares No Redemption	$181	$560	$964	$2,095
Investor C Shares[2] Redemption	$303	$627	$1,078	$2,327
Investor C Shares No Redemption	$203	$627	$1,078	$2,327
Institutional Shares	$105	$328	$569	$1,259

1  Reflects imposition of sales charge.

2  Reflects deduction of CDSC.

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Details About the Funds

How Each Fund Invests

BlackRock Emerging Market Debt Portfolio

Investment Goal

The Emerging Market Portfolio seeks maximum long term total return.

Should the Emerging Market Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

In allocating the Emerging Market Portfolio's investments across emerging market countries, the management team will consider the size of each nation's debt markets relative to those of other emerging market countries. The Emerging Market Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country.

The average portfolio duration of the Emerging Market Portfolio will vary based on the management team's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

Primary Investment Strategies

In pursuit of this goal, the Emerging Market Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Emerging Market Portfolio will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the Emerging Market Portfolio's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Emerging Market Portfolio invests will have sovereign ratings that are below investment grade or will be unrated.

The Emerging Market Portfolio may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The Emerging Market Portfolio may also invest in Brady Bonds, fixed rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The Emerging Market Portfolio may also buy when-issued securities and participate in delayed delivery transactions.

The Emerging Market Portfolio is a non-diversified portfolio under the Investment Company Act.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another

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party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE EMERGING MARKET PORTFOLIO

The Emerging Market Portfolio is managed by a team of financial professionals. Imran Hussain and Andrew Gordon are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

BlackRock International Bond Portfolio

Investment Goal

The International Bond Portfolio seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the International Bond Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of various countries' bond markets and individual securities within those sectors. The management team purchases securities, for the International Bond Portfolio, that it believes have the potential for above-average total return. The International Bond Portfolio measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the International Bond Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The International Bond Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The International Bond Portfolio may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The International Bond Portfolio may from time to time invest in investment grade bonds of issuers in emerging market countries. The International Bond Portfolio will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the International Bond Portfolio management team's outlook. The International Bond Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the International Bond Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the International Bond Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the International Bond Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The International Bond Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the International Bond Portfolio may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the International Bond Portfolio's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A

24

future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERNATIONAL BOND PORTFOLIO

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

BlackRock Strategic Income Portfolio

Investment Goal

The Strategic Income Portfolio seeks high current income, with a secondary objective of capital growth.

Should the Strategic Income Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Primary Investment Strategies

In pursuit of this goal, under normal market conditions, the Strategic Income Portfolio will invest at least 65% of its assets in other BlackRock fixed income mutual funds, called the "underlying funds," that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Strategic Income Portfolio may invest in underlying funds that invest in other market sectors. See "Information About the Underlying Funds — Description of Underlying Funds." The Strategic Income Portfolio may also invest up to 35% of its assets by making direct opportunistic purchases of fixed income securities and other securities, which investments are called the "opportunistic purchases." Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Strategic Income Portfolio's asset allocation between the underlying funds and the opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Portfolio's assets may be invested in underlying funds.

The Strategic Income Portfolio and underlying funds may invest significantly in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Strategic Income Portfolio's and underlying funds' investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Strategic Income Portfolio or underlying funds will generally be in the lower categories of the major rating agencies (BB or lower by Standard & Poor's, a division of the McGraw Hill Companies ("S&P"), or Ba or lower by Moody's Investors Service, Inc. ("Moodys")) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Strategic Income Portfolio is a non-diversified portfolio under the Investment Company Act.

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Investment Process

The underlying funds are selected primarily to achieve the target sector allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. The opportunistic purchases are selected to provide the Strategic Income Portfolio with exposure to a wide variety of direct fixed income investments including, for example, distressed debt. In selecting underlying funds and opportunistic fixed income investments the management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The management team may shift the Strategic Income Portfolio's assets among these various sectors based upon changing market conditions. The team invests, on behalf of the Strategic Income Portfolio, in securities of underlying funds that they believe have the potential for above-average total return and/or will provide current income.

The average portfolio duration of the Strategic Income Portfolio will vary based on the management team's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE STRATEGIC INCOME PORTFOLIO

The Strategic Income Portfolio is managed by a team of financial professionals. Jeffrey Cucunato and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

BlackRock World Income Fund

Investment Goal

The World Income Fund seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Investment Process

The World Income Fund will spread its investments among different types of fixed income securities and different countries based upon World Income Fund management's analysis of the yield, maturity and currency considerations affecting these securities. The World Income Fund will normally invest in securities denominated in at least three different currencies. The World Income Fund presently expects it will invest primarily in securities denominated in the currencies represented in the J.P. Morgan Global Government Bond Broad Index. No set portion of the World Income Fund's investments is required to be denominated in any particular currency. Substantially all of the World Income Fund's investments may be denominated in a single currency, including U.S. dollars.

Primary Investment Strategies

In trying to achieve its objective, the World Income Fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends. Fixed income securities are securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations.

There is no restriction on the types of debt securities the World Income Fund can buy or on the maturity of those securities. The World Income Fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. Government securities include securities issued or guaranteed by a government or a governmental agency or instrumentality. The World Income Fund also may invest in securities issued by certain international organizations. The World Income Fund normally will invest at least 90% of its assets in fixed income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The World Income Fund will spread its investments among different types of fixed income securities and different countries based upon World Income Fund management's analysis of the yield, maturity and currency considerations affecting these securities.

Under normal circumstances, the World Income Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the World Income Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the World Income Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The World Income Fund will allocate its assets among various regions and

26

countries, including the United States (but in no less than three different countries). For temporary defensive purposes the World Income Fund may deviate very substantially from the allocation described above.

The World Income Fund may invest in securities of any maturity or duration. The average maturity of the World Income Fund's portfolio securities will vary based upon BlackRock's view of economic and market conditions. However, the World Income Fund does not expect the average maturity of its portfolio to exceed fifteen years.

Fund management presently expects that the World Income Fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the Fund also can invest in securities denominated in other currencies. Issuers of securities may not always be located in the country in whose currency the securities are denominated. For example, the World Income Fund may invest in a security denominated in U.S. dollars but issued by a government or corporation located in a country commonly considered to be an emerging market. The World Income Fund's investments ordinarily will be denominated in at least three currencies. No set portion of the World Income Fund's investments is required to be denominated in any particular currency. Substantially all of the World Income Fund's investments may be denominated in a single currency, including U.S. dollars.

The World Income Fund may invest in several different kinds of securities issued by the U.S. Government. These include U.S. Treasury obligations (bills, notes and bonds) that have different interest rates and maturities and are issued at different times. These securities are backed by the full faith and credit of the U.S. Government. The World Income Fund also may invest in obligations issued or guaranteed by U.S. Government agencies or other U.S. Government organizations. These include but are not limited to government guaranteed mortgage-related or asset-backed securities. Some of these securities may be backed by the full faith and credit of the U.S. Treasury, some may be supported by the right of the issuer to borrow from the U.S. Treasury, and some are backed only by the credit of the issuer itself.

The obligations of foreign governments and their related organizations have various kinds of government support. These obligations may or may not be supported by the full faith and credit of a foreign government.

The World Income Fund may invest in securities issued by international organizations designated or supported by governments or government agencies to promote economic reconstruction or development. Examples of these organizations include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

The debt securities in which the Fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

The Fund may invest in corporate loans. Corporate loans are direct obligations of U.S. or foreign corporations that are purchased by the Fund in the secondary market.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE WORLD INCOME FUND

The World Income Fund is managed by a team of financial professionals. Andrew Gordon and Imran Hussain are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. James Keenan is also a member of the portfolio management team. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

Other Strategies of Emerging Market Portfolio, International Bond Portfolio and World Income Fund

In addition to the main strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

The Funds may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

■  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

■  Borrowing — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Illiquid Securities — Each Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

27

■  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

■  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

■  Short-term Securities — Each Fund may invest in money market securities or commercial paper.

■  Temporary Defensive Strategies — For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■  U.S. Government and Treasury Obligations — Each Fund may invest in U.S. and Treasury obligations, which may differ in their interest rates, maturities, times of issuance and other characteristics.

■  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Emerging Market Portfolio Other Strategies

■  Restructuring and Structured Securities — The Emerging Market Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. The fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.

Strategic Income Portfolio Other Strategies:

■  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

World Income Fund Other Strategies

■  Convertible Securities — The Fund may engage in convertible securities, which generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible's value usually reflects both the stream of current income payments and the market value of the underlying common stock. Although the Fund generally expects that it will sell convertible securities rather than convert them into common stock, the Fund can invest up to 10% of its assets in common stock obtained through conversion.

■  Derivatives — The Fund may use a variety of portfolio strategies to hedge its portfolio against interest rate and currency risk, or to seek to enhance its return. These strategies include the use of derivatives, such as options on portfolio positions or currencies, financial and currency futures and options on these futures, forward foreign currency transactions, indexed and inverse securities, interest rate swaps and credit default swaps. Derivatives are financial instruments whose value is derived from another security or an index such as the J. P. Morgan Global Government Bond Broad Index.

■  Equity Securities — The Fund does not intend to invest in common stocks or other equity securities, other than preferred stocks and convertible securities. The Fund may, however, acquire and hold such securities (or rights to acquire such securities) in unit offerings with fixed-income securities, in connection with an amendment, waiver,

28

conversion or exchange of fixed income securities, in connection with the bankruptcy or workout of a distressed fixed income security, or upon the exercise of a right or warrant obtained on account of a fixed income security.

■  Indexed and Inverse Securities — The Fund may invest in securities the potential return of which is based on the change in a particular measurement of values or rates. The Fund may also invest in securities whose potential investment return is inversely based on the change in an interest rate or index ("inverse securities"). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

■  Short Sales — The Fund may engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Fund also may make short sales "against the box" without limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Objectives and Policies" in the Statements of Additional Information ("SAI") also includes more information about a Fund, its investments and the related risks. There can be no guarantee that a Fund will meet its objective or that the Fund's performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of a Fund will not lose value. This means you could lose money. An investment in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in Emerging Market Portfolio, International Bond Portfolio and World Income Fund:

Brady Bonds Risk (Emerging Market Portfolio) — Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Corporate Loans Risk (World Income Fund Main Risk; Emerging Market Portfolio Other Risk) — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories S&P (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment

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grade ratings do not guarantee that bonds will not lose value. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Distressed Securities Risks (Emerging Market Portfolio Main Risk; International Bond Portfolio and World Income Fund Other Risk) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and

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economic growth. National policies that may limit the fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and

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currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Indexed and Inverse Securities Risks (World Income Fund) — Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Junk Bonds Risk (Emerging Market Portfolio and World Income Fund) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage- and Asset-Backed Securities Risks (World Income Fund Main Risk; Emerging Market Portfolio Other Risk) — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in rust. Mortgage-backed securities are subject to "prepayment risk" and "extension risk." Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Asset-backed securities and commercial mortgage-backed securities ("CMBS") generally experience less prepayment than residential mortgage-backed securities. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund's investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying

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mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Non-Diversification Risk (Emerging Market Portfolio and World Income Fund) — The Fund is a non-diversified portfolio under the Investment Company Act, which means that Fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would a diversified fund's.

Pay-in-kind Bonds Risk (Emerging Market Portfolio Main Risk; World Income Fund Other Risk) — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Recent Developments in Sub-Prime Mortgage Market (World Income Fund Main Risk; Emerging Market Portfolio Other Risk) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

Restricted Securities Risk (Emerging Market Portfolio Main Risk; World Income Fund Other Risk) — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition,

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the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

Rule 144A Securities Risk (Emerging Market Portfolio and World Income Fund) — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Small Cap and Emerging Growth Securities Risk (Emerging Market Portfolio) —The Fund may invest in companies that have relatively small market capitalizations. Small and mid-capitalization companies will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Sovereign Debt Risk — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured Securities Risk (World Income Fund Main Risk; Emerging Market Portfolio Other Risk) — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Zero Coupon Securities Risk (World Income Fund Main Risk; Emerging Market Portfolio Other Risk) — While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Main Risks of Investing in Strategic Income Portfolio:

The Strategic Income Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Strategic Income Portfolio is also subject to the risks associated with the securities in which it invests directly. The Strategic Income Portfolio invests primarily in underlying funds which invest in fixed income securities (including in some cases high yield securities (junk bonds)). The principal risks of investing in the Strategic Income Portfolio are set forth below. Risks of investing in the underlying funds in which the Strategic Income Portfolio may invest are set forth in "Risks of Underlying Funds and Direct Investments."

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund's best interests when selecting underlying funds.

Allocation Risk — The Fund's ability to achieve its investment goal depends upon BlackRock's skill in determining the Portfolio's strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock's evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds' performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories S&P (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S.

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investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Investments in Other Mutual Funds Risk — Investments in Mutual Funds: The Fund's investments are concentrated in underlying BlackRock fixed-income funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds and securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds.

One underlying fund may buy the same securities that another underlying fund sells. In addition, the Fund may buy the same securities that an underlying fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund by the Fund. Certain of the underlying funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

In order to minimize expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses. As the underlying funds or the Fund's allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

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Junk Bonds Risks — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Non-Diversification Risk — The Fund is a non-diversified portfolio under the Investment Company Act, which means that Fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would a diversified fund's.

Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The Emerging Market Portfolio, International Bond Portfolio and World Income Fund may also be subject to certain other risks associated with their investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Convertible Securities Risk (Emerging Market Portfolio and World Income Fund) — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund securities may result in the recognition of capital gain or

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loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Initial Public Offering Risk (Emerging Market Portfolio and World Income Fund) — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Short Sales Risk (World Income Fund) — Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Warrants Risk (World Income Fund) — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Strategic Income Portfolio: Risks of Underlying Funds and Direct Investments

There can be no guarantee that the Strategic Income Portfolio will meet its objective or that any underlying Fund's performance will be positive for any period of time. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

By owning shares of underlying funds, the Strategic Income Portfolio indirectly invests, to varying degrees, in fixed income securities of U.S. and non-U.S. companies, including small and medium sized companies. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. The Strategic Income Portfolio is also subject to the risks associated with opportunistic purchases. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in the Strategic Income Portfolio are set forth beginning on page 36 of this prospectus. In the following discussion, references to a "fund" shall mean any one or more of the relevant underlying funds and the Strategic Income Portfolio, where applicable.

No Guarantee that Investments Will Increase in Value

While the management team chooses stocks and fixed income securities it believes to be in line with a fund's investment style, there is no guarantee that the investments will increase in value or that they won't decline. In addition, if a model used by the management team fails to accurately predict which stocks or fixed income securities will perform well, fund performance will suffer.

Investment Style

Because different kinds of stocks go in and out of favor depending on market conditions, a fund's performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the fourth highest category (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

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■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Investment Grade Securities

Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities

Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Real Estate-Related Securities

Although the funds do not invest in real estate directly, some funds may invest in real estate-related securities and therefore are subject to investment risks that are similar to those associated with direct ownership of real estate. As a result, the performance of these funds is tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. The funds' investments in real estate-related securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate-related securities in which a fund may invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Residential and Commercial Mortgage-Backed Securities

Some funds make investments in residential and commercial mortgage-backed securities (CMBS) and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities.

A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments in Sub-Prime Mortgage Market — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime

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lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

U.S. Government Mortgage-Related Securities Risk

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (GNMA) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Treasury Obligations

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Inflation Indexed Bonds

The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund's investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. See "Dividends and Taxes" in the SAI.

Municipal Securities Risks

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

■  General Obligation Bonds Risks — The faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

■  Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

■  Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and

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interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a Fund may not receive any income or get its money back from the investment.

■  Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

■  Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

■  Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund's loss.

Funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation.

Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

Investments in a Particular Market Segment

Health Sciences and Healthcare Companies

A fund's investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology

A fund's investments in science and technology companies exposes a fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Energy and Natural Resources

A fund's investments in stocks of energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services Industry Risk

When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies.

The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a large portion of the Fund's investments may lose value during such periods.

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Utilities and Telecommunications

When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the fund will lose money. In particular, the fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

■  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the fund's ability to purchase or sell foreign securities or transfer the fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

  Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the fund's investments.

■  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the fund's portfolio.

  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

■  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company's financial condition.

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■  Certain Risks of Holding Fund Assets Outside the United States — The fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the fund can earn on its investments and typically results in a higher operating expense ratio for the fund than for investment companies invested only in the United States.

■  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

  At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the fund to carry out transactions. If the fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the fund could be liable for any losses incurred.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

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Substantial limitations may exist in certain countries with respect to a fund's ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund's investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund's European investments.

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Russia

Investments in Russia are subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of exports, leaving the country vulnerable to swings in world prices.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

The management team may, when consistent with a fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of currency for another party's obligation to pay or its right to receive another type of currency in the future for a period of time. A fund typically may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk, or maintain liquidity and commit cash pending investment. A fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). A fund may also use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movement in the value of non-U.S. currencies.

A fund's use of derivatives may reduce the fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund's hedging transactions will be effective.

Leverage Risk

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to

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do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage.

Investments in Securities Prior to Their Date of Issue

A fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Investments in Tender Option Bonds, Residual Interest Tender Option Bonds and Inverse Floaters

Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose the fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities

Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Equity Securities Risk

Equity securities include common and preferred stocks. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the fund's investment in a small cap or emerging growth company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Initial Public Offering Risk — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. Securities issued in initial public offerings are subject to many of the same risks as investing in companies with smaller market

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capitalizations. Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

High Portfolio Turnover

High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Non-Diversification

Some funds are non-diversified. Because the funds may invest in securities of a smaller number of issuers, they may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the funds' performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the fund (including management fees) and, indirectly, the expenses of the investment companies.

Your Investment is Not Insured or Guaranteed

When you invest in a fund you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Information About the Underlying Funds

Description of Underlying Funds

The BlackRock Strategic Income Portfolio may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolio invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds' investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.15%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed- income securities of any duration or maturity.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Emerging Market Debt Portfolio	0.84%	The fund seeks maximum long term total return. In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to emerging markets, and derivatives with economic characteristics similar to such fixed income securities. The fund considers an issuer tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or unrated. The fund may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The fund may also invest in brady bonds, fixed-rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The fund may also buy when-issued securities and participate in delayed delivery transactions. In allocating the fund's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The fund may also borrow up to 33.33% of total assets less all liabilities and indebtedness other than borrowing.

BlackRock Enhanced Income Portfolio	0.34%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds diversified among several categories. The fund's dollar-weighted effective duration will be between 0 and 18 months during normal market conditions. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, corporate bonds and non-U.S. Government securities. The fund may also invest in money market instruments. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or, if unrated, determined by the management team to be of similar quality. The fund may also invest up to 25% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock GNMA Portfolio	0.56%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in securities issued by the Government National Mortgage Association (GNMA) as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Government Income Portfolio	0.62%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock High Income Fund	0.72%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody's or BBB or lower by S&P or Fitch), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund's investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets. The fund may also invest up to 15% of its net assets in secondary market purchases of corporate loans.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Yield Bond Portfolio	0.55%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities (commonly called "junk bonds") acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations ("CBOs"), bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Inflation Protected Bond Portfolio	0.30%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Intermediate Bond Portfolio II	0.45%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Government Bond Portfolio	0.79%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). The fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund's dollar-weighted average maturity will be between 3 and 10 years. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock International Bond Portfolio	0.79%	The fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The management team may, when consistent with the fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Long Duration Bond Portfolio	0.53%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). The management team evaluates sectors of the U.S. and non-U.S. bond markets and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. Securities are purchased for the fund when the management team determines that they have the potential for above-average total return. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Low Duration Bond Portfolio	0.42%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock Managed Income Portfolio	1.09%	The fund's investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark). The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Short-Term Bond Master Portfolio	0.28%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The investment adviser buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines:
• at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or in an unrated securities considered by BlackRock;
• invest up to 30% of its net assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities (or in unrated securities considered by BlackRock to be of comparable quality);
• and up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security (or in unrated securities considered by BlackRock to be of comparable quality), but none below B.
		As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Total Return Portfolio II	0.86%	The fund seeks to realize a total return that exceeds that of the Barclays Capital U.S. Aggregate Index (the benchmark). In pursuit of this goal, the fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

BlackRock World Income Fund, Inc.	1.03%	The fund seeks high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multi-national currency units. The fund seeks to achieve its objective by investing in a global portfolio of fixed-income securities denominated in various currencies. There is no restriction on the types of debt securities the fund can buy or on the maturity of those securities. The fund may invest in U.S. and non-U.S. government and corporate fixed-income securities, including junk bonds and unrated securities. The fund also may invest in securities issued by certain international organizations. The fund normally will invest at least 90% of its assets in fixed-income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will spread its investments among different types of fixed-income securities and different countries based upon fund management's analysis of the yield, maturity and currency considerations affecting these securities. Fund management presently expects that the fund will invest primarily in securities denominated in the currencies represented in the J. P. Morgan Global Government Bond Broad Index, but the fund also can invest in securities denominated in other currencies. The fund's investments ordinarily will be denominated in at least three currencies. Substantially all of the fund's investments may be denominated in a single currency, including U.S. dollars. The debt securities in which the fund invests may include credit-linked notes, credit-linked trust certificates, structured notes or other instruments evidencing interests in special purpose vehicles, trusts or other entities that hold or represent interests in debt securities.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Funds currently offer multiple share classes (Investor A, Investor B, Investor C and Institutional Shares for International Bond Portfolio and World Income Fund and Investor A, Investor C and Institutional Shares for Emerging Market Debt Portfolio and Strategic Income Portfolio in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same portfolio investments of a Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares.

If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor B or Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year for Investor B Shares of International Bond Portfolio, 0.50% for Investor B Shares of World Income Fund and 0.75% per year for Investor C Shares, and a service fee of 0.25% per year for all three classes of shares under plans adopted pursuant to Rule 12b-1 under the Investment Company Act. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor B or Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes. If you redeem (either by sale or exchange) shares of any class within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

Each Fund's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BlackRock.

The table below summarizes key features of the Investor and Institutional classes of the Funds.

Share Classes at a Glance

Investor A1	Investor B1,2,3	Investor C1,2,3	Institutional[1]
Availability	Generally available through selected securities dealers and other financial intermediaries.	• Available only for exchange and for dividend and capital gain reinvestment for International Bond Portfolio.
• Available for purchase by certain qualified employee benefit plans for World Income Fund.
• Emerging Market Portfolio and Strategic Income Portfolio currently do not offer Investor B Shares.	Generally available through selected securities dealers and other financial intermediaries.	Limited to certain investors, including:
• Current Institutional shareholders that meet certain requirements
• Certain retirement plans
• Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries
• Certain employees and affiliates of BlackRock or its affiliates

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Share Classes at a Glance

	Investor A1	Investor B1,2,3	Investor C1,2,3	Institutional[1]
Minimum Investment	$1,000 for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	Investor B Shares are not generally available for purchase (see above)	$1,000[3] for all accounts except: • $250 for certain fee-based programs • $50, if establishing Automatic Investment Plan (AIP)	• $2 million for institutions and individuals. • Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in a Fund.

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.

Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No.

Distribution and Service (12b-1) Fees?	0.25% Annual Service Fee. No Distribution Fee.	0.25% Annual Service Fee. International Bond Portfolio: 0.75% Annual Distribution Fee. World Income Fund: 0.50% Annual Distribution Fee.	0.25% Annual Service Fee. 0.75% Annual Distribution Fee.	No.

Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.

Conversion to Investor A Shares?	N/A	Yes, automatically after approximately seven years for International Bond Portfolio and approximately after ten years for World Income Fund.	No.	No.

Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A or Investor B Shares.	No up-front sales charge so you start off owning more shares.

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Share Classes at a Glance

	Investor A1	Investor B1,2,3	Investor C1,2,3	Institutional[1]
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	Closed to new purchases for International Bond Portfolio and limited availability for World Income Fund. You pay ongoing distribution fees each year you own Investor B Shares, which means that you can expect lower total performance than Investor A Shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Unlike Investor B Shares, Investor C Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold the Investor C Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares.	Limited availability.

1  Please see "Details about the Share Classes" for more information about each share class.

2  If you establish a new account directly with a Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor B or Investor C Shares will not be accepted.

3  A Fund will not accept a purchase order of $50,000 or more for Investor B Shares and $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor B or Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor B and Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

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Details about the Share Classes

Investor A Shares — Initial Sales Charge Options

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—[2]

1  Rounded to the nearest one-hundredth percent.

2  If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% for International Bond Portfolio and Strategic Income Portfolio, 0.50% for World Income Fund and 1.00% for Emerging Market Portfolio of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as "breakpoints," cause a reduction in the front-end sales charge (as described above in the "Investor A Shares — Initial Shares Charge Option" section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under "Account Services and Privileges"), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates ("BlackRock Funds") owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor's holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor's other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of a Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor's spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor's spouse and/or children under the age of 21 — showing that the investor qualifies for a reduced sales charge. The investor should retain these

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records because — depending on where an account is held or the type of account — a Fund and/or the investor's financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a "Letter of Intent" stating the investor's intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by a Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by a Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, a Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, a Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a "right of accumulation" under which the current value of an investor's existing Investor A, Investor B, Investor C and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■  Authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans;

■  Persons investing through an authorized payroll deduction plan;

■  Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code");

■  Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund;

■  Persons associated with a Fund, the Funds' Distributor, BlackRock, the Funds' sub-adviser or Transfer Agent, and their affiliates;

■  Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and

■  Employees of MetLife.

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% for the International Bond Portfolio and Strategic Income Portfolio, 1.00% for the Emerging Market Portfolio and 0.50% for the World Income Fund, of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see "Contingent Deferred Sales Charge Waivers."

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor B and Investor C Shares — Deferred Sales Charge Options

If you select Investor B or Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor B Shares within six years after purchase or your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of

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shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay distribution fees of 0.75% for Investor B Shares of International Bond Portfolio, 0.50% for Investor B Shares of World Income Fund and 0.75% for Investor C Shares of all Funds and service fees of 0.25% for both classes of shares each year. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 4.00% of the purchase price of Investor B Shares from its own resources at the time of sale. The Distributor also normally pays the annual Investor B Shares service fee to dealers as a shareholder servicing fee on a monthly basis. The Distributor normally retains the Investor B Shares distribution fee.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances, the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor B Shares

If you redeem Investor B Shares within six years after purchase, you may be charged a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. When you redeem Investor B Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor B Shares that are not subject to the deferred sales charge are redeemed first. After that, a Fund redeems the Shares that have been held the longest. In addition, no deferred sales charge is charged on Investor B Shares acquired through the reinvestment of dividends or distributions. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

For Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio

Years Since Purchase	Sales Charge[1]
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

For World Income Fund

Years Since Purchase	Sales Charge
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	0.00%

1  The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares purchased prior to October 2, 2006 are subject to the 4.00% six-year contingent deferred sales charge schedule in effect at that time. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another BlackRock Fund, the original sales charge schedule will apply.

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Any CDSC paid on a redemption of Investor B Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

International Bond Portfolio Investor B Shares convert automatically into Investor A Shares approximately seven years after purchase. World Income Fund Investor B Shares convert automatically into Investor A Shares approximately ten years after purchase. Any Investor B Shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A Shares are subject to lower annual expenses than Investor B Shares. The conversion of Investor B Shares to Investor A Shares is not a taxable event for Federal income tax purposes.

Different conversion schedules apply to Investor B Shares of different BlackRock Funds. For example, Investor B Shares of fixed-income funds typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Investor B Shares in an exchange from another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged Investor B Shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A, Investor B and Investor C Shares may be reduced or waived in certain circumstances, such as:

■  Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■  Exchanges pursuant to the exchange privilege, as described in "How to Exchange Shares or Transfer your Account"

■  Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2

■  Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006.

■  Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate

■  Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent)

■  Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares

■  Involuntary redemptions made of shares in accounts with low balances

■  Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate

■  Redemptions related to the payment of PNC Trust Company custodial IRA fees

■  Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares.

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Eligible Institutional investors include the following:

■  Investors who currently own Institutional Shares of a Fund may make additional purchases of Institutional Shares of the Fund except for investors holding shares through certain omnibus accounts at financial intermediaries that are omnibus with the Fund and do not meet the applicable investment minimums;

■  Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from a Fund;

■  Certain qualified retirement plans;

■  Investors in selected fee-based programs;

■  Clients of registered investment advisers who have $250,000 invested in a Fund;

■  Trust department clients of PNC Bank and Merrill Lynch Bank & Trust Company, FSB and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■  Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■  Holders of certain Merrill Lynch sponsored unit investment trusts ("UITs") who reinvest dividends received from such UITs in shares of a Fund; and

■  Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. ("Merrill Lynch"), The PNC Financial Services Group, Inc. ("PNC") or their affiliates.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

A Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Funds may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares	Your Choices	Important Information for You to Know
Initial Purchase	First, select the share class appropriate for you	Refer to the "Share Classes at a Glance" table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).
Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial representative can help you determine which share class is appropriate for you.

Next, determine the amount of your investment	• Refer to the minimum initial investment in the "Share Classes at a Glance" table of this prospectus. Be sure to note the maximum investment amounts in Investor B and Investor C Shares.
• See "Account Information — Details About the Share Classes" for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by a Fund, meets the minimum investment requirement.

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How to Buy Shares	Your Choices	Important Information for You to Know
Initial Purchase (continued)	Have your financial professional or financial intermediary submit your purchase order	The price of your shares is based on the next calculation of a Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("Exchange" or "NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to "BlackRock Funds" to PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), at the address on the application.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.

Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.
Purchase by VRU: Investor Shares may also be purchased by use of a Fund's automated voice response unit service (VRU) at (800) 441-7762.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made.
Certain institutional clients' purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Funds limit Internet purchases in shares of a Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).

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How to Buy Shares	Your Choices	Important Information for You to Know
Add to Your Investment (continued)	Participate in the Automatic Investment Plan (AIP)	BlackRock's Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.
Refer to the "Account Services and Privileges" section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock's receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to a Fund.
For shares purchased directly from a Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application.
There is a $20 fee for each purchase check that is returned due to insufficient funds. The Funds do not accept third-party checks. You may also wire Federal funds to a Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order	You can also make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of a Fund's net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day's close of business on the Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.
The Funds may reject an order to sell shares under certain circumstances.

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How to Sell Shares	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock	Methods of Redeeming
Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (ACH) or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee.
For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Call (800) 441-7762 for details.
The Funds, their administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and their service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Funds may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redeem by VRU: Investor Shares may also be redeemed by use of a Fund's automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

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How to Sell Shares	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019, or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.
Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.
Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.
Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that a Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund's custodian is open for business. A Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by a Fund.
A Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
Payment by ACH: Redemption proceeds may be sent to the shareholder's bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that a Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund's custodian is closed is normally sent on the next business day following redemption on which the Fund's custodian is open for business.
A Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by a Fund.
* * *
If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Exchange Shares or Transfer your Account	Your Choices	Important Information for You to Know
Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund ("exchanging")	Investor A, Investor B, Investor C, and Institutional Shares of a Fund are generally exchangeable for shares of the same class of another BlackRock Fund.
You can exchange $1,000 or more of Investor A, Investor B or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A, Investor B or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.
You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the "Redemption Fee" section of this prospectus for additional information).
Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.
To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.
Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See "Short-Term Trading Policy" below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary	You must either:
• Transfer your shares to an account with a Fund; or
• Sell your shares, paying any applicable deferred sales charge.
If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

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Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (AIP)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock's Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.

Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.

EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.	(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).
Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.
Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with a Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.

Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.	To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.
Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.
To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A, Investor B or Investor C Shares made through the SWP that do not exceed 12% of the account's net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A, Investor B or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. SWP redemptions of Investor A, Investor B or Investor C Shares in excess of this limit will still pay any applicable CDSC.
Ask your financial adviser or financial intermediary for details.

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Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Funds' Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

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Short-Term Trading Policy

The Boards of Trustees/Directors of the Funds ("Board") have determined that the interests of long-term shareholders and each Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund's performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Funds will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to a Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While a Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by a Fund to be engaged in market timing or other improper trading activity, the Funds' Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See "Redemption Fee" below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Redemption Fee

The Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Funds sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■  accounts of shareholders who have died or become disabled;

■  shareholders redeeming or exchanging shares:

—  through a Fund's Systematic Withdrawal Plan or Systematic Exchange Plan,

—  in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

—  in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■  shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans;

■  redemptions of shares acquired through dividend reinvestment;

■  BlackRock Funds whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders; and

■  certain other accounts in the absolute discretion of a Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Funds reserve the right to modify or eliminate these waivers at any time.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio

BlackRock Aurora Portfolio	BlackRock International Value Fund

BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.

BlackRock EuroFund	BlackRock Pacific Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology

BlackRock Global Dynamic Equity Fund	Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Index Fund	MFS Research International FDP Fund

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FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted plans (the "Plans") that allow a Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor B and Investor C Shares pay a distribution fee to the Distributor and/or its affiliates, including PNC and its affiliates, and to Merrill Lynch and/or Bank of America Corporation ("BAC") and their affiliates for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a "Financial Intermediary") for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of a Fund. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, the Funds also pay shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A, Investor B and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A, Investor B and Investor C Shares of the Funds. All Investor A, Investor B and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A, Investor B and Investor C Shares:

■  Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A, Investor B and Investor C Shares;

■  Assisting customers in choosing and changing dividend options, account designations and addresses; and

■  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of a Fund's shares.

Because the fees paid by the Funds under the Plans are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor B and Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Financial Intermediary pursuant to a Plan and fees a Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, subtransfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their

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own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Funds' payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Funds

BlackRock

BlackRock, each Fund's manager, manages each Fund's investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.283 trillion in investment company and other portfolio assets under management as of March 31, 2009.

BlackRock serves as manager to each Fund pursuant to a management agreement ("Management Agreement"). BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM") for each of the Funds, and also with BlackRock International Limited ("BIL" and collectively with BFM, the "sub-advisers") for World Income Fund, each an affiliate of BlackRock under which BlackRock pays the sub-advisers a monthly fee for services they provide at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The sub-advisers are responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and the sub-advisers are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended December 31, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund's average daily net assets were:

Emerging Market Portfolio	0.00%
International Bond Portfolio	0.55%
Strategic Income Portfolio	0.00%
World Income Fund	0.60%

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Emerging Market Portfolio

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.600%
$1 billion – $2 billion	0.550%
$2 billion – $3 billion	0.525%
Greater than $3 billion	0.500%

International Bond Portfolio

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

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Strategic Income Portfolio

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

World Income Fund pays a management fee at the annual rate of 0.60% of the Fund's average daily net assets.

For each Fund (except World Income Fund) BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board's approval of the Management Agreement and the sub-advisory agreements between BlackRock and the sub-advisers is included in the most recent semi-annual Shareholder Report for Emerging Market Portfolio, Strategic Income Portfolio and World Income Fund and in the most recent annual shareholder report for International Bond Portfolio.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds' SAI.

Emerging Market Portfolio

The Emerging Market Portfolio is managed by a team of financial professionals. Imran Hussain and Andrew Gordon are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Imran Hussain	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock Emerging Market Debt Portfolio Management team since 1998.

Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1997; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

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International Bond Portfolio

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Scott Thiel	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Strategic Income Portfolio

The Strategic Income Portfolio is managed by a team of financial professionals. Jeffrey Cucunato and Stuart Spodek are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jeffrey Cucunato	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2005; Director of BlackRock, Inc. from 2001-2005.

Stuart Spodek	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2001; Co-head of U.S. Fixed Income Portfolio Management Group since 2007.

World Income Fund

The World Income Fund is managed by a team of financial professionals. Imran Hussain and Andrew Gordon are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund. James Keenan is also a member of the portfolio management team.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Imran Hussain	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock Emerging Market Debt Portfolio Management team since 1996.

Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 1996; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

James Keenan	Member of portfolio management team for the Fund.	2006	Managing Director of BlackRock, Inc. since 2008; Director of BlackRock, Inc. from 2004-2008; senior high yield trader at Columbia Management from 2003 to 2004.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds' portfolio investment transactions.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

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Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, Investor A Shares will have a higher net asset value than Investor B or Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor B and Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Funds' assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain short-term debt securities are valued on the basis of amortized cost. The Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Shares of underlying open-end funds will be valued at net asset value.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Board may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Board. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

80

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions designated for tax purposes by a Fund as capital gain dividends will be eligible for capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, the Fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. As it invests indirectly through other funds, the Strategic Income Portfolio is not expected to be eligible for this election. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

81

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

BlackRock Emerging Market Debt Portfolio

	Period February 1, 2008[1] to December 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment income[2]	0.49	0.45	0.41
Net realized and unrealized loss	(1.64)	(1.62)	(1.65)
Net decrease from investment operations	(1.15)	(1.17)	(1.24)
Dividends from net investment income	(0.46)	(0.45)	(0.38)
Redemption fees added to paid-in capital[3]	0.00	0.00	0.00
Net asset value, end of period	$8.39	$8.38	$8.38
Total Investment Return
Based on net asset value[4,5]	(11.70)%	(11.99)%[6]	(12.61)%[6]
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement[7]	0.96%	1.18%	1.90%
Total expenses[7,8]	4.38%	4.04%	4.62%
Net investment income[7]	6.36%	5.38%	4.82%
Supplemental Data
Net assets, end of period (000)	$220	$73	$152
Portfolio turnover	89%	89%	89%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.005 per share.

4  Aggregate total investment return.

5  Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

6  Total investment returns exclude the effects of sales charges.

7  Annualized.

8  Organization and Offering expenses were not annualized in the calculation of the expense ratios.

82

Financial Highlights (continued)

BlackRock International Bond Portfolio

	Institutional
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.19	$11.56	$10.96	$11.13	$11.41	$11.07
Net investment income[1]	0.08	0.40	0.35	0.32	0.28	0.28
Net realized and unrealized gain (loss)	0.56	(0.38)	0.58	(0.20)	0.03	0.51
Net increase from investment operations	0.64	0.02	0.93	0.12	0.31	0.79
Dividends and distributions from:
Net investment income	(0.89)	(0.39)	(0.33)	(0.29)	(0.58)	(0.45)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.89)	(0.39)	(0.33)	(0.29)	(0.59)	(0.45)
Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.94	$11.19	$11.56	$10.96	$11.13	$11.41
Total Investment Return
Based on net asset value[3]	5.71%[4]	0.02%	8.64%[5]	1.15%	2.46%	7.20%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.82%[6]	0.79%	0.77%	0.87%	0.94%	0.94%
Total expenses after waivers, reimbursement and fees paid indirectly	0.83%[6]	0.79%	0.77%	0.87%	0.94%	0.94%
Total expenses	0.83%[6]	0.79%	0.77%	0.89%	0.95%	0.96%
Net investment income	3.07%[6]	3.32%	3.19%	2.93%	2.43%	2.44%
Supplemental Data
Net assets, end of period (000)	$175,123	$180,834	$213,262	$229,648	$346,746	$133,544
Portfolio turnover	25%[7]	151%[8]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4  Aggregate total investment return.

5  The total return was not impacted by the reimbursement of losses made by the investment advisor.

6  Annualized.

7  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

8  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

83

Financial Highlights (continued)

BlackRock International Bond Portfolio

	Investor A
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.57	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.08	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	0.55	(0.36)	0.57	(0.19)	0.03	0.52
Net increase (decrease) from investment operations	0.63	(0.01)	0.88	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)
Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	5.68%[5]	(0.29)%	8.13%[6]	0.93%	2.21%	6.84%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.19%[7]	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses after waivers, reimbursement and fees paid indirectly	1.19%[7]	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses	1.25%[7]	1.19%	1.22%	1.39%	1.29%	1.43%
Net investment income	2.75%[7]	2.90%	2.79%	2.64%	2.17%	2.06%
Supplemental Data
Net assets, end of period (000)	$106,247	$138,912	$110,810	$141,130	$182,321	$123,145
Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4  Total investment returns exclude the effects of sales charges.

5  Aggregate total investment return.

6  The total return was not impacted by the reimbursement of losses made by the investment advisor.

7  Annualized.

8  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

84

Financial Highlights (continued)

BlackRock International Bond Portfolio

	Investor B
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.58	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.05	0.25	0.22	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.56	(0.37)	0.57	(0.19)	0.02	0.51
Net increase (decrease) from investment operations	0.61	(0.12)	0.79	0.01	0.19	0.66
Dividends and distributions from:
Net investment income	(0.86)	(0.25)	(0.19)	(0.17)	(0.46)	(0.31)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.86)	(0.25)	(0.19)	(0.17)	(0.47)	(0.31)
Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	5.46%[5]	(1.18)%	7.30%[6]	0.10%	1.45%	6.04%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%
Total expenses after waivers, reimbursement and fees paid indirectly	2.02%[7]	2.00%	2.01%	2.02%	1.93%	2.06%
Total expenses	2.02%[7]	2.00%	2.01%	2.03%	1.95%	2.09%
Net investment income	1.88%[7]	2.11%	1.96%	1.79%	1.43%	1.32%
Supplemental Data
Net assets, end of period (000)	$8,376	$9,347	$12,539	$15,475	$19,705	$16,780
Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Total investment returns exclude the effects of sales charges.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5  Aggregate total investment return.

6  The total return was not impacted by the reimbursement of losses made by the investment advisor.

7  Annualized.

8  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

85

Financial Highlights (continued)

BlackRock International Bond Portfolio

	Investor C
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.61	$11.01	$11.17	$11.45	$11.10
Net investment income[1]	0.05	0.27	0.24	0.21	0.17	0.15
Net realized and unrealized gain (loss)	0.56	(0.42)	0.57	(0.19)	0.02	0.51
Net increase (decrease) from investment operations	0.61	(0.15)	0.81	0.02	0.19	0.66
Dividends and distributions from:
Net investment income	(0.86)	(0.26)	(0.21)	(0.18)	(0.46)	(0.31)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.86)	(0.26)	(0.21)	(0.18)	(0.47)	(0.31)
Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.95	$11.20	$11.61	$11.01	$11.17	$11.45
Total Investment Return
Based on net asset value[3,4]	5.50%[5]	(1.40)%	7.41%[6]	0.17%	1.45%	6.03%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.93%[7]	1.87%	1.89%	1.94%	1.93%	2.04%
Total expenses after waivers, reimbursement and fees paid indirectly	1.93%[7]	1.88%	1.89%	1.94%	1.93%	2.04%
Total expenses	1.93%[7]	1.88%	1.89%	1.95%	1.94%	2.07%
Net investment income	1.98%[7]	2.23%	2.12%	1.88%	1.42%	1.32%
Supplemental Data
Net assets, end of period (000)	$32,535	$35,742	$39,777	$50,795	$65,555	$36,947
Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Total investment returns exclude the effects of sales charges.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5  Aggregate total investment return.

6  The total return was not impacted by the reimbursement of losses made by the investment advisor.

7  Annualized.

8  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

86

Financial Highlights (continued)

BlackRock Strategic Income Portfolio

	Period February 5, 2008[1] to December 31, 2008
	Institutional	Investor A	Investor C
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment income[2]	0.62	0.59	0.58
Net realized and unrealized loss	(2.11)	(2.09)	(2.15)
Net decrease from investment operations	(1.49)	(1.50)	(1.57)
Dividends and distributions from:
Net investment income	(0.59)	(0.57)	(0.51)
Net realized gain[3]	(0.00)	(0.00)	(0.00)
Total dividends and distributions	(0.59)	(0.57)	(0.51)
Redemption fees added to paid-in capital	0.04	0.04	0.04
Net asset value, end of period	$7.96	$7.97	$7.96
Total Investment Return
Based on net asset value[4,5]	(15.06)%	(15.13)%[6]	(15.79)%[6]
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement[7,8]	0.15%	0.40%	1.14%
Total expenses[7,8,9]	19.13%	16.33%	14.27%
Net investment income[7,8]	7.51%	7.19%	7.38%
Supplemental Data
Net assets, end of period (000)	$244	$843	$2,470
Portfolio turnover	115%	115%	115%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.01 per share.

4  Aggregate total investment return.

5  Redemption fee of 2.00% received by the Fund is reflected in total return calculations. The impact to the return for the redemption fees received during the period was an increase of 0.42%.

6  Total investment returns exclude the effects of sales charges.

7  Annualized.

8  Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

9  Organization and Offering expenses were not annualized in the calculation of the expense ratios.

87

Financial Highlights (continued)

BlackRock World Income Fund, Inc.

	Institutional
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$6.42	$6.27	$6.08	$6.66	$6.08
Net investment income[1]	0.24	0.27	0.28	0.35	0.40
Net realized and unrealized gain (loss)[2]	(0.38)	0.20	0.21	(0.58)	0.59
Net increase (decrease) from investment operations	(0.14)	0.47	0.49	(0.23)	0.99
Dividends from net investment income	(0.36)	(0.32)	(0.30)	(0.35)	(0.41)
Net asset value, end of year	$5.92	$6.42	$6.27	$6.08	$6.66
Total Investment Return[3]
Based on net asset value	(2.23)%	7.87%	8.39%	(3.54)%	17.14%
Ratios to Average Net Assets
Total expenses	1.03%	1.04%	0.99%	1.00%	1.08%
Net investment income	3.72%	4.31%	4.59%	5.51%	6.59%
Supplemental Data
Net assets, end of year (000)	$42,108	$44,799	$44,373	$44,675	$49,416
Portfolio turnover	201%[4]	134%	114%	103%	91%

1  Based on average shares outstanding.

2  Includes a redemption fee, which is less than $0.01 per share.

3  Total investment returns exclude the effects of sales charges.

4  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

88

Financial Highlights (continued)

BlackRock World Income Fund, Inc.

	Investor A
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$6.41	$6.26	$6.08	$6.66	$6.07
Net investment income[1]	0.22	0.26	0.27	0.33	0.39
Net realized and unrealized gain (loss)[2]	(0.36)	0.20	0.20	(0.58)	0.59
Net increase (decrease) from investment operations	(0.14)	0.46	0.47	(0.25)	0.98
Dividends from net investment income	(0.35)	(0.31)	(0.29)	(0.33)	(0.39)
Net asset value, end of year	$5.92	$6.41	$6.26	$6.08	$6.66
Total Investment Return[3]
Based on net asset value	(2.29)%	7.66%	7.94%	(3.78)%	17.04%
Ratios to Average Net Assets
Total expenses	1.26%	1.25%	1.24%	1.25%	1.33%
Net investment income	3.51%	4.10%	4.33%	5.27%	6.34%
Supplemental Data
Net assets, end of year (000)	$75,294	$68,840	$67,658	$68,497	$81,145
Portfolio turnover	201%[4]	134%	114%	103%	91%

1  Based on average shares outstanding.

2  Includes a redemption fee, which is less than $0.01 per share.

3  Total investment returns exclude the effects of sales charges.

4  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

89

Financial Highlights (continued)

BlackRock World Income Fund, Inc.

	Investor B
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$6.41	$6.26	$6.08	$6.66	$6.07
Net investment income[1]	0.19	0.22	0.23	0.30	0.35
Net realized and unrealized gain (loss)[2]	(0.36)	0.21	0.21	(0.58)	0.60
Net increase (decrease) from investment operations	(0.17)	0.43	0.44	(0.28)	0.95
Dividends from net investment income	(0.32)	(0.28)	(0.26)	(0.30)	(0.36)
Net asset value, end of year	$5.92	$6.41	$6.26	$6.08	$6.66
Total Investment Return[3]
Based on net asset value	(2.80)%	7.10%	7.38%	(4.28)%	16.43%
Ratios to Average Net Assets
Total expenses	1.78%	1.77%	1.78%	1.78%	1.85%
Net investment income	2.97%	3.57%	3.82%	4.74%	5.81%
Supplemental Data
Net assets, end of year (000)	$10,012	$13,234	$16,764	$22,512	$25,226
Portfolio turnover	201%[4]	134%	114%	103%	91%

1  Based on average shares outstanding.

2  Includes a redemption fee, which is less than $0.01 per share.

3  Total investment returns exclude the effects of sales charges.

4  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

90

Financial Highlights (continued)

BlackRock World Income Fund, Inc.

	Investor C
	Year Ended December 31,		Period October 2, 2006[1] to December 31,
	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$6.41	$6.26	$6.15
Net investment income[2]	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	(0.37)	0.20	0.15
Net increase (decrease) from investment operations	(0.19)	0.41	0.18
Dividends from net investment income	(0.30)	(0.26)	(0.07)
Net asset value, end of period	$5.92	$6.41	$6.26
Total Investment Return[4]
Based on net asset value	(3.00)%	6.87%	2.92%[5]
Ratios to Average Net Assets
Total expenses	2.00%	1.99%	1.88%[6]
Net investment income	2.82%	3.44%	3.02%[6]
Supplemental Data
Net assets, end of period (000)	$20,340	$10,519	$1,398
Portfolio turnover	201%[7]	134%	114%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Includes a redemption fee, which is less than $0.01 per share.

4  Total investment returns exclude the effects of sales charges.

5  Aggregate total investment return.

6  Annualized.

7  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 144%.

91

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■  Access the BlackRock website at http://www.blackrock.com/edelivery

■  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

92

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the SAI.

For a discussion of each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. Each Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, debentures, municipal obligations and zero coupon debt securities.

Brady Bonds — securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Collateralized Mortgage Obligations (CMO) — bonds that are backed by cash flows from pools of mortgages. CMOs may have multiple classes with different payment rights and protections.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Convertible Securities — a convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Markets — emerging markets include, but are not limited to, countries that are included in the J.P. Morgan EMBI Global Diversified Index.

Equity Security — a security, such as stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed income or debt securities because they represent indebtedness to the bondholders, not ownership (although convertible bonds are fixed income securities that are convertible to equity according to their terms).

General Obligation Bonds — bonds which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.

GNMA Securities — securities issued and guaranteed by the Government National Mortgage Association (GNMA). These securities represent interests in pools of residential mortgage loans originated by private lenders and pass income from the initial debtors (homeowners) through intermediaries to investors.

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High Yield Bonds — sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Investment Style — refers to the guiding principles of a mutual fund's investment choices. The investment style refers to the type of securities the fund management team will choose for a fund.

Market Capitalization — refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Municipal Lease Obligations — these provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

Preferred Stock — class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred Stock may also be convertible into common stock.

Revenue Bonds — bonds which are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source.

Sector — all stocks are classified into a category or sector such as utilities, consumer services, basic materials, capital equipment, consumer cyclicals, energy, consumer non-cyclicals, healthcare, technology, transportation, finance and cash.

Short Sale — a transaction in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Swap — an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time.

Tender Option Bonds — synthetic floating or variable rate securities issued when long term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the fund, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. Tender option bonds may be considered derivatives. Residual interest tender option bonds are beneficial interests in a tender option bond trust.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating financial professionals and other Financial Intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

95

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

Glossary of Other Terms

Barclays Capital U.S. Aggregate Index — an unmanaged index comprised of more than 5,000 taxable, investment grade bonds.

Citigroup Non-U.S. World Government Bond Index — an unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

JP Morgan EMBI Global Diversified Index — a uniquely weighted version of the EMBI Global Index, which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across various countries, by limiting the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.

JP Morgan Global Government Bond Broad Index — this unmanaged index measures the performance of leading government bond markets based on total return in U.S. currency.

Letter of Intent — permits you to pay the sales charge that would apply if you add up all qualifying Investor class and Institutional Shares of BlackRock Funds that you agree to buy within a 13-month period. Certain restrictions apply.

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

Right of Accumulation — permits you to pay the sales charge that would apply to the current value of all qualifying Investor class and Institutional shares taken together that you own in BlackRock Funds.

96

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Funds II
Emerging Market Debt Portfolio
International Bond Portfolio
Strategic Income Portfolio

BlackRock World Income Fund, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

BlackRock International Limited
40 Torphichen Street
Edinburgh, EH3 8JB
United Kingdom

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

With respect to World Income Fund:
Deloitte & Touche LLP
750 College Road East
Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDERS

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

With respect to World Income Fund:
State Street Bank and Trust Company
600 College Road East
Princeton, New Jersey 08540

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

With respect to Emerging Market Portfolio:
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

With respect to World Income Fund:
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments. The annual report describes a Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information for each Fund, dated April 30, 2009, has been filed with the Securities and Exchange Commission ("SEC"). The SAIs, which includes additional information about each Fund, may be obtained free of charge, along with the Funds' annual and semi-annual reports, by calling (800) 441-7762. Each SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAIs and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II or BlackRock World Income Fund, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II or BlackRock World Income Fund, Inc.
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAIs.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a Fund, including the SAIs, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

BLACKROCK WORLD INCOME FUND, INC.
INVESTMENT COMPANY ACT FILE NO. 811-5603

PRO-16102-0409

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock International Bond Portfolio

PROSPECTUS  |  APRIL 30, 2009

Service Shares

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts about BlackRock International Bond Portfolio	4

Details About the Fund	How the Fund Invests	9

	Investment Risks	10

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments

	How to Choose the Share Class that Best Suits Your Needs	15

	How to Buy, Sell and Transfer Shares	16

	Fund's Rights	19

	Short-Term Trading Policy	19

	Redemption Fee	20

	Distribution and Service Payments	21

Management of the Fund	Information about BlackRock and the Portfolio Managers

	BlackRock	23

	Portfolio Manager Information	24

	Conflicts of Interest	24

	Valuation of Fund Investments	25

	Dividends, Distributions and Taxes	26

Financial Highlights	Financial Performance of the Fund	27

General Information	Shareholder Documents	28

	Certain Fund Policies	28

	Statement of Additional Information	29

Glossary	Glossary of Investment Terms	30

For More Information	Fund and Service Providers	Inside Back Cover

	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock International Bond Portfolio

This prospectus provides information about BlackRock International Bond Portfolio, a series of BlackRock Funds II. The BlackRock International Bond Portfolio is referred to in this prospectus as the "Fund." The Fund represents a separate portfolio of securities and has its own investment objective.

The Fund's manager is BlackRock Advisors, LLC ("BlackRock"). Where applicable, BlackRock refers also to the Fund's sub-adviser.

The prospectus includes sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold are defined in the Glossary.

What is the Fund's investment objective?

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund's main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

4

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there

5

bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

6

Risk/Return Information

The chart and table shown below give you a picture of the Fund's long-term performance for Service Shares. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Service Shares
ANNUAL TOTAL RETURNS
International Bond Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was -6.09% (quarter ended September 30, 2008).

The year to date return as of March 31, 2009 is -6.12%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
International Bond Portfolio — Service Shares
Return Before Taxes[1]	2.47%	3.43%	5.80%
Return After Taxes on Distributions[1]	–1.03%	2.03%	3.73%
Return After Taxes on Distributions and Sale of Shares[1]	1.59%	2.12%	3.68%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%

1  Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold Service Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Service Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[2]	0.26%
Interest Expense	0.01%
Acquired Fund Fees and Expenses[3]	—%
Total Annual Fund Operating Expenses[4]	1.07%
Fee Waivers and Expense Reimbursements[5]	—%
Net Annual Fund Operating Expenses[5]	1.07%

1  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

2  Other Expenses have been restated to reflect current fees.

3  Acquired Fund Fees and Expenses were less than 0.01% for the Fund's last fiscal year.

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the restatement of Other Expenses to reflect current fees.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Service Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.33% of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Fund" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses, redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$109	$340	$590	$1,306

8

Details About the Fund

How the Fund Invests

Investment Goal

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of various countries' bond markets and individual securities within those sectors. The management team purchases securities, for the Fund, that it believes have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

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Other Strategies

■  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

■  Borrowing — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Illiquid Securities — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

■  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

■  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

■  Short-term Securities — The Fund may invest in money market securities or commercial paper.

■  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■  U.S. Government and Treasury Obligations — The Fund may invest in U.S. and Treasury obligations, which may differ in their interest rates, maturities, times of issuance and other characteristics.

■  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Fund — Portfolio Manager Information" for additional information on the portfolio management team.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the

10

value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote

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proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may

13

exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Distressed Securities Risk — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Service Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

If you redeem (either by sale or exchange) shares within 30 days of purchase or exchange, you will generally be charged a redemption fee unless certain conditions are met.

The Fund's shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BlackRock.

The table below summarizes key features of the Service Shares class of the Fund.

Service Shares
Availability	Limited to certain investors, including: financial intermediaries (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program. Service Shares will normally be held by financial intermediaries or in the name of nominees of financial intermediaries on behalf of their customers. Service Shares are normally purchased through a customer's account at a financial intermediary through procedures established by such financial intermediary. In these cases, confirmation of share purchases and redemptions will be sent to the financial intermediaries. A customer's ownership of shares will be recorded by the financial intermediary and reflected in the account statements provided by such financial intermediaries to their customers. Investors wishing to purchase Service Shares should contact their financial intermediaries.

Minimum Investment	$5,000

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	No.

Distribution and Service (12b-1) Fees?	No Distribution Fee, 0.25% Annual Service Fee.

Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.

Conversion to Investor A Shares?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	Limited availability.

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How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer Service Shares through your financial professional or other financial intermediary. You may also buy, sell and transfer Service Shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Service Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

How to Buy Shares

	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.

Have your financial intermediary submit your purchase order	The price of your shares is based on the next calculation of the Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("Exchange" or "NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. Thr Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Purchase additional shares	There is no minimum amount for additional investments.

Add to Your Investment	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.

Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 537-4942 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.
Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients' purchase orders placed by wire prior to the close of business on the NYSE will be priced at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

16

How to Buy Shares

	Your Choices	Important Information for You to Know
Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).

How to Pay for Shares	Making payment for purchases	Payment for Service Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 537-4942. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock	Methods of Redeeming:
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 537-4942.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

17

How to Sell Shares

	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940, or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. Under certain circumstances, a medallion signature guarantee will be required.
Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Service Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account

	Your Choices	Important Information for You to Know
Transfer Shares to Another Financial Intermediary	Transfer to a participating securities dealer or other participating financial intermediary	You may transfer your shares of the Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating financial intermediary	You must either: • Transfer your shares to an account with the Fund; or • Sell your shares, paying any applicable deferred sales charge.

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Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Board of Trustees of the Fund (the "Board") has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund's performance.

The Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities ("junk bonds") that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund.

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Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain mutual funds sponsored and advised by BlackRock or its affiliates ("BlackRock Funds") will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See "Redemption Fee" below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■  accounts of shareholders who have died or become disabled;

■  shareholders redeeming or exchanging shares:

—  through the Fund's Systematic Withdrawal Plan or Systematic Exchange Plan,

—  in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

—  in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■  shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

■  redemptions of shares acquired through dividend reinvestment;

■  BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

■  certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

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The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio

BlackRock Aurora Portfolio	BlackRock International Value Fund

BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.

BlackRock EuroFund	BlackRock Pacific Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology

BlackRock Global Dynamic Equity Fund	Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted plans (the "Plans") that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, the Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to brokers, dealers, financial institutions and industry professional (including BlackRock, PNC, Merrill Lynch and/or Bank of America Corporation ("BAC") and their affiliates) (each a "Financial Intermediary") for providing support services to their customers who own Service Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Service Shares of the Fund. All Service Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Service Shares:

■  Responding to customer questions on the services performed by the Financial Intermediary and investments in Service Shares;

■  Assisting customers in choosing and changing dividend options, account designations and addresses; and

■  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund's shares.

Because the fees paid by the Fund under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees that the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund,

21

may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Fund

BlackRock

BlackRock, the Fund's manager, manages the Fund's investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.283 trillion in investment company and other portfolio assets under management as of March 31, 2009.

The Fund has entered into a management agreement (the "Management Agreement") with BlackRock under which BlackRock receives for its services to the Fund a monthly fee in arrears at an annual rate equal to 0.55% of the average daily net assets of the Fund not exceeding $1 billion; 0.50% of the average daily net assets of the Fund exceeding $1 billion but not exceeding $2 billion; 0.475% of the average daily net assets of the Fund exceeding $2 billion but not exceeding $3 billion; and 0.45% of the average daily net assets of the Fund exceeding $3 billion.

For the fiscal year ended December 31, 2008, the aggregate management fee, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of average daily net assets, was 0.55%.

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (the "Sub-Adviser"), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio.

A discussion of the basis for the Board's approval of the Management Agreement and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund's annual shareholder report for the fiscal year ended December 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund's SAI.

The Fund is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Scott Thiel	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Fund. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate or BAC Entity and of other accounts managed by an Affiliate or BAC Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or BAC Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or BAC Entity provides or may some day provide research coverage. An Affiliate or BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Fund's portfolio investment transactions.

24

Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the "Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund's assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain short-term debt securities are valued on the basis of amortized cost. The Fund may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Shares of underlying open-end funds will be valued at net asset value.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

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Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when the Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Fund are paid within 10 days after the end of each month. The Board may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually at a date determined by the Board. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Fund unless you instruct PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS") in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from the Fund whether you receive them in cash or additional shares.

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions designated for tax purposes by a Fund as capital gain dividends will be eligible for capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of the Fund is invested in non-U.S. securities, the Fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Financial Highlights of BlackRock International Bond Portfolio

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

	Service
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.58	$10.98	$11.14	$11.42	$11.08
Net investment income[1]	0.08	0.36	0.32	0.29	0.26	0.25
Net realized and unrealized gain (loss)	0.56	(0.38)	0.58	(0.19)	0.02	0.50
Net increase (decrease) from investment operations	0.64	(0.02)	0.90	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.89)	(0.35)	(0.30)	(0.26)	(0.55)	(0.41)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.89)	(0.35)	(0.30)	(0.26)	(0.56)	(0.41)
Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.96	$11.21	$11.58	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3]	5.71%[4]	(0.30)%	8.32%[5]	0.93%	2.21%	6.89%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.11%[6]	1.11%	1.05%	1.18%	1.19%	1.23%
Total expenses after waivers, reimbursement and fees paid indirectly	1.12%[6]	1.11%	1.05%	1.18%	1.19%	1.23%
Total expenses	1.12%[6]	1.11%	1.05%	1.20%	1.20%	1.25%
Net investment income	2.78%[6]	2.99%	2.90%	2.62%	2.19%	2.18%
Supplemental Data
Net assets, end of period (000)	$45,545	$50,020	$70,819	$73,139	$107,402	$80,024
Portfolio turnover	25%[7]	151%[8]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4  Aggregate total investment return.

5  The total return was not impacted by the reimbursement of losses made by the investment advisor.

6  Annualized.

7  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

8  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

27

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■  Access the BlackRock website at http://www.blackrock.com/edelivery

■  Log into your account

Delivery of Shareholder Documents

The Fund deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic

28

personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

29

Glossary

Glossary of Investment Terms

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, debentures, municipal obligations and zero coupon debt securities.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

30

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — an unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

31

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II
  International Bond Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 537-4942

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated April 30, 2009, has been filed with the Securities and Exchange Commission ("SEC"). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860
(800) 537-4942

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-16102-SVC-0409

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock Emerging Market Debt Portfolio

BlackRock International Bond Portfolio

PROSPECTUS  |  APRIL 30, 2009

BlackRock Shares

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Funds Overview	Key facts and details about the Funds listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts about the Funds	4

	BlackRock Emerging Market Debt Portfolio	4

	BlackRock International Bond Portfolio	8

Details About the Funds	How Each Fund Invests	13

	Investment Risks	16

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distributions and other payments

	How to Choose the Share Class that Best Suits Your Needs	24

	How to Buy, Sell and Transfer Shares	24

	Funds' Rights	27

	Short-Term Trading Policy	27

	Redemption Fee	29

	Distribution and Service Payments	30

Management of the Funds	Information about BlackRock and the Portfolio Managers

	BlackRock	31

	Portfolio Manager Information	32

	Conflicts of Interest	33

	Valuation of Fund Investments	34

	Dividends, Distributions and Taxes	34

Financial Highlights	Financial Performance of the Funds	36

General Information	Shareholder Documents	38

	Certain Fund Policies	38

	Statement of Additional Information	39

Glossary	Glossary of Investment Terms	40

For More Information	Funds and Service Providers	Inside Back Cover

	Additional Information	Back Cover

Funds Overview

Key Facts about the Funds

This prospectus provides information about BlackRock Emerging Market Debt Portfolio and BlackRock International Bond Portfolio, each a series of BlackRock Funds II. The funds are collectively referred to in this prospectus as the "Funds." Each Fund represents a separate portfolio of securities and each has its own investment objective.

Each Fund's manager is BlackRock Advisors, LLC ("BlackRock"). Where applicable, BlackRock refers also to a Fund's sub-adviser.

The prospectus has been organized so that each Fund has its own brief section. Simply turn to the section for any particular Fund to read about important Fund facts. Also included are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder. These sections apply to all the Funds. Terms in bold are defined in the Glossary.

BlackRock Emerging Market Debt Portfolio

What is the Fund's investment objective?

The BlackRock Emerging Market Debt Portfolio ("Emerging Market Portfolio") seeks maximum long term total return.

What is the Fund's main investment strategy?

In pursuit of this goal, the Emerging Market Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Emerging Market Portfolio will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the Emerging Market Portfolio's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Emerging Market Portfolio invests will have sovereign ratings that are below investment grade or will be unrated.

In allocating the Emerging Market Portfolio's investments across emerging market countries, the management team will consider the size of each nation's debt markets relative to those of other emerging market countries.

What are the main risks of investing in the Fund?

■  Brady Bonds Risk — Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short

4

time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

  Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

  Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

  Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

  Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

  Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Non-Diversification Risk — The Fund is a non-diversified portfolio under the Investment Company Act of 1940, as amended ("Investment Company Act"), which means that Fund performance is more dependent on the performance

5

of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would a diversified fund.

■  Pay-in-kind Bonds Risk — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.

■  Restricted Securities Risk — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified.

■  Rule 144A Securities Risk — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

■  Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in fixed income securities of issuers located in emerging markets

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

Risk/Return Information

The Fund had not completed a full calendar year of performance as of December 31, 2008. For this reason, the risk/return bar chart and table with average annual total return information are not included in this prospectus.

6

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees). .

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	1.27%
Total Annual Fund Operating Expenses[3]	1.87%
Fee Waivers and Expense Reimbursements[4]	(1.02%)
Net Annual Fund Operating Expenses[4]	0.85%

1  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

2  Other Expenses have been restated to reflect current fees.

3  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the restatement of Other Expenses to reflect current fees.

4  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.85% of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$87	$489	$916	$2,107

7

BlackRock International Bond Portfolio

What is the Fund's investment objective?

The BlackRock International Bond Portfolio ("International Bond Portfolio") seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund's main investment strategy?

In pursuit of this goal, the International Bond Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The International Bond Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The International Bond Portfolio may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The International Bond Portfolio may from time to time invest in investment grade bonds of issuers in emerging market countries. The International Bond Portfolio will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The International Bond Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the International Bond Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the International Bond Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the International Bond Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The International Bond Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the International Bond Portfolio may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the International Bond Portfolio's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The International Bond Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The International Bond Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The International Bond Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

What are the main risks of investing in the Fund?

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer.

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

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■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

9

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

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Risk/Return Information

The chart and table shown below give you a picture of the International Bond Portfolio's long-term performance for BlackRock Shares. The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the International Bond Portfolio's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

BlackRock Shares
ANNUAL TOTAL RETURNS
International Bond Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.29% (quarter ended December 31, 2004) and the lowest return for a quarter was -6.01% (quarter ended September 30, 2008).

The year to date return as of March 31, 2009 is -5.94%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
International Bond Portfolio — BlackRock Shares
Return Before Taxes[1]	2.74%	3.82%	6.22%
Return After Taxes on Distributions[1]	–0.89%	2.33%	4.10%
Return After Taxes on Distributions and Sale of Shares[1]	1.77%	2.40%	4.02%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describe the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.21%
Interest Expense	0.01%
Acquired Fund Fees and Expenses[3]	—%
Total Annual Fund Operating Expenses[4]	0.77%
Fee Waivers and Expense Reimbursements[5]	—%
Net Annual Fund Operating Expenses[5]	0.77%

1  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

2  Other Expenses have been restated to reflect current fees.

3  Acquired Fund Fees and Expenses were less than 0.01% for the Fund's last fiscal year.

4  The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund's annual report, which does not include the restatement of Other Expenses to reflect current fees.

5  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit BlackRock Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.78% of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Funds" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs (including interest expense as reported in the fee table) would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$79	$246	$428	$954

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Details About the Funds

How Each Fund Invests

BlackRock Emerging Market Debt Portfolio

Investment Goal

The Emerging Market Portfolio seeks maximum long term total return.

Should the Emerging Market Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

In allocating the Emerging Market Portfolio's investments across emerging market countries, the management team will consider the size of each nation's debt markets relative to those of other emerging market countries. The Emerging Market Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country.

The average portfolio duration of the Emerging Market Portfolio will vary based on the management team's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

Primary Investment Strategies

In pursuit of this goal, the Emerging Market Portfolio invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The Emerging Market Portfolio will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the Emerging Market Portfolio's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Emerging Market Portfolio invests will have sovereign ratings that are below investment grade or will be unrated.

The Emerging Market Portfolio may gain exposure to currencies, either through cash or synthetic currency investments or through cash or synthetic fixed income instruments of emerging market issuers denominated in any currency. The Emerging Market Portfolio may also invest in Brady Bonds, fixed rate instruments, floating or variable rate instruments, convertible debt of eligible issuers, securities issued by supranational entities (such as the World Bank, Asian Development Bank and the Inter-American Development Bank) and credit linked notes. Loan participations, assignments, convertible bonds and mortgage or asset-backed securities are also permitted. The Emerging Market Portfolio may also buy when-issued securities and participate in delayed delivery transactions.

The Emerging Market Portfolio is a non-diversified portfolio under the Investment Company Act.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another

13

party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE EMERGING MARKET PORTFOLIO

The Emerging Market Portfolio is managed by a team of financial professionals. Imran Hussain and Andrew Gordon are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

BlackRock International Bond Portfolio

Investment Goal

The International Bond Portfolio seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the International Bond Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of various countries' bond markets and individual securities within those sectors. The management team purchases securities, for the International Bond Portfolio, that it believes have the potential for above-average total return. The International Bond Portfolio measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the International Bond Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The International Bond Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The International Bond Portfolio may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The International Bond Portfolio may from time to time invest in investment grade bonds of issuers in emerging market countries. The International Bond Portfolio will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the International Bond Portfolio management team's outlook. The International Bond Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the International Bond Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the International Bond Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the International Bond Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The International Bond Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the International Bond Portfolio may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the International Bond Portfolio's portfolio to have comparable duration to its benchmark.

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The management team may, when consistent with the International Bond Portfolio's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INTERNATIONAL BOND PORTFOLIO

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Funds — Portfolio Manager Information" for additional information on the portfolio management team.

Other Strategies

In addition to the main strategies discussed above, each Fund may also invest or engage in the following investments/strategies:

The Funds may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

■  Affiliated Money Market Funds — Each Fund may invest uninvested cash balances in affiliated money market funds.

■  Borrowing — Each Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Illiquid Securities — Each Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

■  Investment Companies — Each Fund has the ability to invest in other investment companies, such as exchange traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

■  Securities Lending — Each Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

■  Short-term Securities — Each Fund may invest in money market securities or commercial paper.

■  Temporary Defensive Strategies — For temporary defensive purposes, each Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■  U.S. Government and Treasury Obligations — Each Fund may invest in U.S. and Treasury obligations, which may differ in their interest rates, maturities, times of issuance and other characteristics.

■  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. Each Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

Emerging Market Portfolio Other Strategies

■  Restructuring and Structured Securities — The Emerging Market Portfolio may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an

15

entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. The fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Funds. "Investment Objectives and Policies" in the Statements of Additional Information ("SAI") also includes more information about a Fund, its investments and the related risks. There can be no guarantee that a Fund will meet its objective or that the Fund's performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of a Fund will not lose value. This means you could lose money. An investment in the Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Main Risks of Investing in the Funds:

Brady Bonds Risk (Emerging Market Portfolio) — Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the

16

issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Distressed Securities Risks (Emerging Market Portfolio Main Risk; International Bond Portfolio Other Risk) — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory

17

oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

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Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Junk Bonds Risk (Emerging Market Portfolio) — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include:

■  Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■  Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer's industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

■  Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

■  Junk bonds may be less liquid than higher rated fixed income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's securities than is the case with securities trading in a more liquid market.

■  The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Non-Diversification Risk (Emerging Market Portfolio) — The Fund is a non-diversified portfolio under the Investment Company Act, which means that Fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of the Fund more than it would a diversified fund's.

Pay-in-kind Bonds Risk (Emerging Market Portfolio) — Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of

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portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Restricted Securities Risk (Emerging Market Portfolio) — Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

Rule 144A Securities Risk (Emerging Market Portfolio) — Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Small Cap and Emerging Growth Securities Risk (Emerging Market Portfolio) — The Fund may invest in companies that have relatively small market capitalizations. Small and mid-capitalization companies will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the fund's investment than if the fund held the securities of larger, more established companies.

Sovereign Debt Risk — The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Funds may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Convertible Securities Risk (Emerging Market Portfolio) — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Corporate Loans Risk (Emerging Market Portfolio) — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial

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problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Initial Public Offering Risk (Emerging Market Portfolio) — The volume of initial public offerings and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Mortgage- and Asset-Backed Securities Risks (Emerging Market Portfolio) — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in rust. Mortgage-backed securities are subject to "prepayment risk" and "extension risk." Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Asset-backed securities and commercial mortgage-backed securities (CMBS) generally experience less prepayment than residential mortgage-backed securities. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund's investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund's investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the

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United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as "mortgage derivatives" and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when the Fund reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the Fund's portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. These securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Recent Developments in Sub-Prime Mortgage Market (Emerging Market Portfolio) — Certain real estate markets have experienced declines in prices and demand, most notably in the residential housing market. In addition, there have been rising delinquency rates in highly leveraged loans to weaker borrowers, specifically in the sub-prime mortgage sector, that have caused rising defaults on loans. These defaults have caused unexpected losses for loan originators and certain sub-prime lenders. The deteriorating situation with loans and lenders has led to instability in capital markets associated with securities that are linked to the sub-prime mortgage market. These events may increase the risk associated with investments in mortgaged-backed and asset-backed securities.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls,

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including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Structured Securities Risk (Emerging Market Portfolio) — Because structured securities of the type in which the Fund may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act. As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

When-Issued and Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

Zero Coupon Securities Risk (Emerging Market Portfolio) — While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Funds currently offer multiple share classes (one by this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the particular Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your selected securities dealer, broker, investment adviser, service provider, or industry professional ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

The Funds' shares are distributed by BlackRock Investments, LLC (the "Distributor"), an affiliate of BlackRock.

The table below summarizes key features of the BlackRock Share class of each of the Funds.

BlackRock Shares

Availability

BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs and qualified employee benefit plans.

Minimum Investment

• $5 million for institutions and individuals

• There is no minimum initial investment requirement for fee-based programs with an annual fee of at least 0.50% or certain qualified employee benefit plans

• BlackRock Shares are available to clients of registered investment advisers who have $250,000 invested in a Fund.

Initial Sales Charge?

No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?

No.

Distribution and Service (12b-1) Fees?

No.

Redemption Fees?

Yes. Payable if you redeem or exchange within 30 days of purchase.

Conversion to Investor A Shares?

No.

Advantage  No up-front sales charge so you start off owning more shares.

Disadvantage  Limited availability.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer BlackRock Shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 537-4942. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

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The Funds may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Funds at any time for any reason. In addition, the Funds may waive certain requirements regarding the purchase, sale or transfer of shares described below.

How to Buy Shares	Your Choices	Important Information for You to Know
Initial Purchase	Determine the amount of your investment	Refer to the minimum initial investment in the share class table of this prospectus.

Have your financial professional or financial intermediary submit your purchase order	The price of your shares is based on the next calculation of a Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("Exchange" or "NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

Add to Your Investment	Purchase additional shares	There is no minimum investment amount for additional purchases.

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.

	Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 537-4942 and speak with one of our representatives. The Funds have the right to reject any telephone request for any reason.

Purchase by Internet: .You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is made. Certain institutional clients' purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. Limits on amounts that may be purchased via Internet may vary. For additional information call BlackRock at (800) 537-4942.
Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.
The Funds employ reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from a Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 537-4942, or contact your financial professional (if your account is not held directly with BlackRock).

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How to Buy Shares	Your Choices	Important Information for You to Know
How to Pay for Shares	Making payment for purchases	Payment for BlackRock Shares must normally be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to a Fund.

How to Sell Shares	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can also make redemption requests through your financial professional. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on the NYSE (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Funds may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock	Methods of Redeeming
Redeem by Telephone: You may sell BlackRock Shares held at BlackRock by telephone request. Call (800) 537-4942 for details.
The Funds, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Funds may refuse a telephone redemption request if it believes it is advisable to do so.
During periods of substantial economic or market change, telephone redemptions may be difficult to complete.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions will be sent via wire to the bank account of record.
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940, or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. Under certain circumstances a medallion signature guarantee will be required.
Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Funds' custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Funds' custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Funds' custodian is open for business. A Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect a Fund.

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How to Sell Shares	Your Choices	Important Information for You to Know
Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)	Shares can be redeemed by Federal wire transfer to a single previously designated bank account. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to BlackRock Shares is imposed by a Fund.
The Funds are not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to a Fund at the address on the back cover of this prospectus.
***
If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Transfer your Account	Your Choices	Important Information for You to Know
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with a Fund; or • Sell your shares, paying any applicable deferred sales charge.

Funds' Rights

Each Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Short-Term Trading Policy

The Boards of Trustees of the Funds (the "Board") have determined that the interests of long-term shareholders and each Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Funds are not designed for market timing organizations or other entities using programmed or frequent purchases and sales or

27

exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of a Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce a Fund's performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for Funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities ("junk bonds") that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. Each Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

Each Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to a Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Funds or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with a Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide a Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by a Fund. While the Funds monitor for market timing activity, the Funds may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Funds. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Funds pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Funds' shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Funds' Distributor may terminate such financial intermediary's agreement with the Distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See "Redemption Fee" below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Funds may from time to time use other methods that they believe are appropriate to deter market timing or other trading activity that may be detrimental to a Fund or long-term shareholders.

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Redemption Fee

The Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). Funds sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■  accounts of shareholders who have died or become disabled;

■  shareholders redeeming or exchanging shares:

—  through a Fund's Systematic Withdrawal Plan or Systematic Exchange Plan,

—  in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

—  in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■  shareholders executing rollovers of current investments in a Fund through qualified employee benefit plans;

■  redemptions of shares acquired through dividend reinvestment;

■  BlackRock Funds whose trading practices are determined by a Fund not to be detrimental to the Fund or long-term shareholders; and

■  certain other accounts in the absolute discretion of a Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Funds reserve the right to modify or eliminate these waivers at any time.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio

BlackRock Aurora Portfolio	BlackRock International Value Fund

BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.

BlackRock EuroFund	BlackRock Pacific Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology

BlackRock Global Dynamic Equity Fund	Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Index Fund	MFS Research International FDP Fund

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FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Funds have adopted plans (the "Plans") that allow a Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

In accordance with the Plans, BlackRock Shares currently do not make such payments.

Other Payments by the Funds

In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc. ("PNC"), Merrill Lynch & Co., Inc. ("Merrill Lynch"), Bank of America Corporation ("BAC") and their respective affiliates) (each a "Financial Intermediary") pursuant to the Plan and fees that a Fund pays to PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Funds). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Funds or for these other services to the Funds and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Funds

BlackRock

BlackRock, each Fund's manager, manages each Fund's investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.283 trillion in investment company and other portfolio assets under management as of March 31, 2009.

BlackRock serves as manager to each Fund pursuant to a management agreement ("Management Agreement"). BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM") for each of the Funds, an affiliate of BlackRock under which BlackRock pays BFM a monthly fee for services it provides at an annual rate equal to a percentage of the management fee paid to BlackRock under the management agreements. BFM is responsible for the day-to-day management of the Funds.

For their management and sub-advisory services, BlackRock and the sub-advisers are entitled to fees computed daily on a Fund-by-Fund basis and payable monthly. For the fiscal year ended December 31, 2008, the aggregate management fees, net of any applicable waivers, paid by the Funds to BlackRock as a percentage of each Fund's average daily net assets were:

Emerging Market Portfolio	0.00%
International Bond Portfolio	0.55%

With respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are as follows:

Emerging Market Portfolio

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.600%
$1 billion – $2 billion	0.550%
$2 billion – $3 billion	0.525%
Greater than $3 billion	0.500%

International Bond Portfolio

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

For each of the Funds, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of

31

each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's manager or administrator and (3) the Board has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

A discussion of the basis for the Board's approval of the Management Agreement and the sub-advisory agreements between BlackRock and the sub-advisers is included in the most recent semi-annual shareholder report for Emerging Market Portfolio and most recent annual report for International Bond Portfolio.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

Portfolio Manager Information

Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds' SAI.

Emerging Market Portfolio

The Emerging Market Portfolio is managed by a team of financial professionals. Imran Hussain and Andrew Gordon are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Imran Hussain	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 2005; Head of BlackRock Emerging Market Debt Portfolio Management team since 2008.

Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2008	Managing Director of BlackRock, Inc. since 1996; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

International Bond Portfolio

The International Bond Portfolio is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	1997	Managing Director of BlackRock, Inc. since 1996; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Scott Thiel	Responsible for the day-to-day management of the Fund's portfolio, including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Funds. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Funds and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Funds. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate or BAC Entity may compete with a Fund for appropriate investment opportunities. The results of the Funds' investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Funds could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Funds may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Funds. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds' activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Funds may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Funds also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. The Funds may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Funds' portfolio investment transactions.

Under a securities lending program approved by the Board, the Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds' investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

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Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. A Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the Exchange is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Funds' assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Funds value fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain short-term debt securities are valued on the basis of amortized cost. The Funds may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, a Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Funds may accept orders from certain authorized financial intermediaries or their designees. A Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Funds make two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by a Fund are paid within 10 days after the end of each month. The Board may change the timing of such dividend payments.

34

Net realized capital gains (including net short-term capital gains), if any, will be distributed by a Fund at least annually at a date determined by the Board. A Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Funds unless you instruct PNC GIS. in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from a Fund whether you receive them in cash or additional shares.

If you invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of a Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions designated for tax purposes by a Fund as capital gain dividends will be eligible for capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of a Fund is invested in non-U.S. securities, the Fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of a Fund.

35

Financial Highlights

The Financial Highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

BlackRock Emerging Market Debt Portfolio

Period February 1, 2008[1] to December 31, 2008
BlackRock
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.48
Net realized and unrealized loss	(1.61)
Net decrease from investment operations	(1.13)
Dividends from net investment income	(0.48)
Redemption fees added to paid-in capital[3]	0.00
Net asset value, end of period	$8.39
Total Investment Return
Based on net asset value[4,5]	(11.59)%
Ratios to Average Net Assets
Total expenses, net of waivers and reimbursement[6]	0.84%
Total expenses[6,7]	3.42%
Net investment income[6]	5.63%
Supplemental Data
Net assets, end of period (000)	$8,341
Portfolio turnover	89%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.005 per share.

4  Aggregate total investment return.

5  Redemption fee of 2.00% received by the Fund is reflected in total return calculations. There was no impact to the return.

6  Annualized.

7  Organization and Offering expenses were not annualized in the calculation of the expense ratios.

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Financial Highlights (continued)

BlackRock International Bond Portfolio

	BlackRock
	Period October 1, 2008 to December 31,	Year Ended September 30,				Period May 18, 2004[1] to September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.20	$11.57	$10.98	$11.13	$11.41	$10.96
Net investment income[2]	0.09	0.40	0.35	0.33	0.30	0.11
Net realized and unrealized gain (loss)	0.55	(0.38)	0.57	(0.18)	0.03	0.51
Net increase from investment operations	0.64	0.02	0.92	0.15	0.33	0.62
Dividends and distributions from:
Net investment income	(0.89)	(0.39)	(0.33)	(0.30)	(0.60)	(0.17)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.89)	(0.39)	(0.33)	(0.30)	(0.61)	(0.17)
Redemption fees added to paid-in capital[3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.95	$11.20	$11.57	$10.98	$11.13	$11.41
Total Investment Return
Based on net asset value[4]	5.70%[5]	0.04%	8.56%[6]	1.44%	2.62%	5.71%[5]
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	0.78%[7]	0.76%	0.75%	0.77%	0.78%	0.78%[7]
Total expenses after waivers, reimbursement and fees paid indirectly	0.79%[7]	0.77%	0.75%	0.77%	0.78%	0.78%[7]
Total expenses	0.81%[7]	0.77%	0.75%	0.81%	0.83%	0.89%[7]
Net investment income	3.11%[7]	3.34%	3.18%	3.05%	2.59%	2.58%[7]
Supplemental Data
Net assets, end of period (000)	$62,415	$67,594	$87,530	$144,623	$98,721	$35,748
Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1  Commencement of operations.

2  Based on average shares outstanding.

3  Less than $0.005 per share.

4  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5  Aggregate total investment return.

6  The total return was not impacted by the reimbursement of losses made by the investment advisor.

7  Annualized.

8  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

37

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your Financial Professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■  Access the BlackRock website at http://www.blackrock.com/edelivery

■  Log into your account

Delivery of Shareholder Documents

The Funds deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 537-4942.

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Funds may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Funds to verify their identity. The Funds also reserve the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds' policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

38

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Funds, including how each Fund invests, please see the SAI.

For a discussion of each Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. Each Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

39

Glossary

Glossary of Investment Terms

Asset-Backed Securities — bonds that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, debentures, municipal obligations and zero coupon debt securities.

Brady Bonds — securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady.

Commercial Mortgage-Backed Securities (CMBS) — bonds that are backed by a mortgage loan or pool of loans secured by commercial property, not residential mortgages.

Convertible Securities — a convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Emerging Markets — emerging Markets include, but are not limited to, countries that are included in the J.P. Morgan EMBI Global Diversified Index.

High Yield Bonds — sometimes referred to as "junk bonds," these are debt securities which are rated lower than investment grade (below the fourth highest rating category of the major rating agencies). These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

40

Mortgage-Backed Securities — asset-backed securities based on a particular type of asset, a mortgage. There is a wide variety of mortgage backed securities involving commercial or residential, fixed rate or adjustable rate mortgages and mortgages issued by banks or government agencies.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Swap — an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund (paid directly by a shareholder).

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — an unmanaged index that tracks the performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

JP Morgan EMBI Global Diversified Index — a uniquely weighted version of the EMBI Global Index, which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities across various countries, by limiting the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts of debt outstanding.

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

41

For More Information

Funds and Service Providers

THE FUNDS

BlackRock Funds II
  Emerging Market Debt Portfolio
  International Bond Portfolio
100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 537-4942

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIANS
For International Bond Portfolio

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

For Emerging Market Portfolio
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Funds is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each Fund's investments. The annual report describes a Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated April 30, 2009, has been filed with the Securities and Exchange Commission ("SEC"). The SAI, which includes additional information about each Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 537-4942. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 537-4942.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 537-4942.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860
(800) 441-7762

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of a Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about a Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-16102-BLK-0409

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock International
Bond Portfolio

PROSPECTUS  |  APRIL 30, 2009

Class R Shares

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, risk factors, fee and expense information, and historical performance information

	Key Facts about BlackRock International Bond Portfolio	4

Details About the Fund	How the Fund Invests	9

	Investment Risks	10

Account Information	Information about account services, sales charges & waivers, shareholder transactions, and distribution and other payments

	How to Choose the Share Class that Best Suits Your Needs	15

	How to Buy, Sell and Transfer Shares	15

	Fund's Rights	18

	Short-Term Trading Policy	18

	Redemption Fee	19

	Distribution and Service Payments	20

Management of the Fund	Information about BlackRock and the Portfolio Managers

	BlackRock	22

	Portfolio Management Information	23

	Conflicts of Interest	23

	Valuation of Fund Investments	24

	Dividends, Distributions and Taxes	25

Financial Highlights	Financial Performance of the Fund	26

General Information	Shareholder Documents	27

	Certain Fund Policies	27

	Statement of Additional Information	28

Glossary	Glossary of Investment Terms	29

For More Information	Fund and Service Providers	Inside Back Cover

	Additional Information	Back Cover

Fund Overview

Key Facts about BlackRock International Bond Portfolio

This prospectus provides information about BlackRock International Bond Portfolio, a series of BlackRock Funds II. The BlackRock International Bond Portfolio is referred to in this prospectus as the "Fund." The Fund represents a separate portfolio of securities and has its own investment objective.

The Fund's manager is BlackRock Advisors, LLC ("BlackRock"). Where applicable, BlackRock refers also to the Fund's sub-adviser.

The prospectus includes sections that tell you about buying and selling shares, management information, shareholder features of the Fund and your rights as a shareholder. Terms in bold are defined in the Glossary.

What is the Fund's investment objective?

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

What is the Fund's main investment strategy?

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies, and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

What are the main risks of investing in the Fund?

■  Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce a Fund's income if the proceeds are reinvested at lower interest rates.

■  Credit Risk — Credit risk is the risk that the issuer of a bond will not be able to make payments of interest and principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer.

4

■  Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

■  Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, emerging markets have far lower trading volumes and less liquidity than developed markets.

■  Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

Currency Risk — Securities and other instruments in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund's portfolio.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws.

Certain Risks of Holding Fund Assets Outside the United States — A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.

■  Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

■  Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall, and decrease as interest rates rise.

■  Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

■  Leverage Risks — Leverage risks include the expenses associated with borrowing, increased volatility of Fund valuation and the possible need to liquidate Fund positions at inopportune times to pay borrowing expenses.

■  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value. Selection risk is the risk that the securities selected by Fund management may underperform the market or other securities selected by other funds. This means you may lose money.

■  Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

■  Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

5

For additional information about the Fund's risks, see "Investment Risks" below.

Who should invest?

The Fund may be an appropriate investment for you if you:

■  Are looking to invest in non-dollar denominated bonds of issuers located outside of the United States

■  Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in non-U.S. bonds

■  Can tolerate the risk of loss caused by changes in interest rates or adverse changes in the price of non-U.S. bonds in general

6

Risk/Return Information

Since R Shares of the International Bond Portfolio have no performance history, the chart and table below give you a picture of the Fund's long-term performance for Investor A Shares. Although the chart and table show returns for the Investor A Shares which are not offered in this Prospectus, the Investor A Shares would have substantially similar annual returns as the R Shares offered in this Prospectus because the Investor A Shares and the R Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Investor A Shares and the R Shares do not have the same expenses. The actual return of R Shares would have been lower than that of Investor A Shares because R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.18% of average daily net assets (after waivers and reimbursements) for the current fiscal year and R Shares of the Fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

The information shows you how the Fund's performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund's performance to that of the Citigroup Non-U.S. World Government Bond Index, a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. The information for the Fund in the chart and the table assumes reinvestment of dividends and distributions. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown.

Investor A Shares
ANNUAL TOTAL RETURNS
International Bond Portfolio
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 10.26% (quarter ended December 31, 2004) and the lowest return for a quarter was -6.09% (quarter ended September 30, 2008).

The year to date return as of March 31, 2009 is -6.12%.

As of 12/31/08 Average Annual Total Returns	1 Year	5 Years	10 Years
International Bond Portfolio — Investor A Shares
Return Before Taxes[1]	–1.66%	2.56%	5.25%
Return After Taxes on Distributions[1]	–4.99%	1.19%	3.24%
Return After Taxes on Distributions and Sale of Shares[1]	–1.09%	1.39%	3.23%
Citigroup Non-U.S. World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	10.11%	5.97%	5.59%

1  Includes all applicable fees and sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

7

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The tables below explain your pricing options and describes the fees and expenses that you may pay if you buy and hold Class R Shares of the Fund. The "Annual Fund Operating Expenses" table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Redemption Fee[1]	2.00%
Exchange Fee	—[1]
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	Class R Shares
Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.57%
Interest Expense	0.01%
Acquired Fund Fees and Expenses[2]	—%
Total Annual Fund Operating Expenses	1.63%
Fee Waivers and Expense Reimbursements[3]	—%
Net Annual Fund Operating Expenses[3]	1.63%

1  The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. See "Redemption Fee" for more information.

2  Acquired Fund Fees and Expenses were less than 0.01% for the Fund's most recent fiscal year.

3  BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Class R Shares Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.96% of average daily net assets until May 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the "Management of the Fund" section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses (including contractual fee waivers) and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$166	$514	$887	$1,933

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Details About the Fund

How the Fund Invests

Investment Goal

The Fund seeks to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark).

Should the Fund's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

Investment Process

The management team evaluates sectors of various countries' bond markets and individual securities within those sectors. The management team purchases securities, for the Fund, that it believes have the potential for above-average total return. The Fund measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

Primary Investment Strategies

In pursuit of this goal, the Fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The Fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The Fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The Fund will also invest in non-U.S. currencies and the Fund may underweight or overweight a currency based on the Fund management team's outlook. The Fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the Fund may deviate very substantially from the allocation described above.

The management team will normally attempt to structure the Fund's portfolio to have comparable duration to its benchmark.

The management team may, when consistent with the Fund's investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of these types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency for another party's obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Fund may seek to obtain

9

market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND

The Fund is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see "Management of the Fund — Portfolio Manager Information" for additional information on the portfolio management team.

Other Strategies

■  Affiliated Money Market Funds — The Fund may invest uninvested cash balances in affiliated money market funds.

■  Borrowing — The Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

■  Illiquid Securities — The Fund may invest a small portion of its assets in illiquid securities that it may be unable to sell quickly, or may be able to sell only at a price below current value.

■  Investment Companies — The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies.

■  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

■  Securities Lending — The Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral.

■  Short-term Securities — The Fund may invest in money market securities or commercial paper.

■  Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

■  U.S. Government and Treasury Obligations — The Fund may invest in U.S. and Treasury obligations, which may differ in their interest rates, maturities, times of issuance and other characteristics.

■  When-Issued and Delayed Delivery Securities and Forward Commitments — The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. "Investment Objectives and Policies" in the Statement of Additional Information ("SAI") also includes more information about the Fund, its investments and the related risks. There can be no guarantee that the Fund will meet its objective or that the Fund's performance will be positive for any period of time. While the management team chooses bonds it believes can provide above-average total returns, there is no guarantee that shares of the Fund will not lose value. This means you could lose money. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Call Risk — Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Securities rated in the four highest categories (Standard & Poor's ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

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Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund's use of derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund's hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund's portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund's investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund's investments.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another

12

country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Illiquid Securities Risk — If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund's principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Interest Rate Risk — Interest rate risk refers to the risk that interest rates may rise. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds such as those held by the Fund. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future.

Investment Grade Securities Risk — Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Leverage Risks — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Risks of Concentrating in One Country — Investing a significant portion of assets in one country makes the Fund more dependent upon the political and economic circumstances of that particular country than a mutual fund that is more widely diversified. For example, the Japanese economy may be affected by turmoil in other Asian countries. In addition, the ability to concentrate in Canada, France, Germany and the United Kingdom may make the Fund's performance more dependent on developments in those countries.

Sovereign Debt Risk — These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — The Fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the return on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund's return. Certain derivative

13

securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Distressed Securities Risks — Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company's bonds and/or other debt securities may decline significantly.

High Portfolio Turnover Risk — High portfolio turnover (more than 100%) may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Repurchase Agreements, Purchase and Sale Contracts Risks — If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments Risks — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

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Account Information

How to Choose the Share Class that Best Suits Your Needs

The Fund currently offers multiple share classes (Class R Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Either your financial professional or your financial institution (such as banks and brokerage firms) ("financial intermediary") can help you determine which share class is best suited to your personal financial goals.

Class R Shares are available only to certain retirement and other similar plans. If you buy Class R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Class R Shares do not offer a conversion privilege.

The Fund's shares are distributed by BlackRock Investments, LLC (the "Distributor").

The Distributor currently pays the annual Class R Shares distribution fee and annual Class R Shares service fee to dealers as an ongoing concession and as a shareholder servicing fee, respectively, on a monthly basis.

The table below summarizes key features of the Class R Shares of the Fund.

Class R Shares
Availability	Available only to certain authorized qualified employee benefit plans.

Minimum Investment	$100 for all accounts.

Initial Sales Charge?	No. Entire purchase price is invested in shares of a Fund.

Deferred Sales Charge?	No.

Service and Distribution Fees?	0.25% Distribution Fee, 0.25% Annual Service Fee.

Redemption Fees?	Yes. Payable if you redeem within 30 days of purchase.

Conversion to Investor A Shares?	No.

Advantage	No up-front sales charge so you start off owning more shares.

Disadvantage	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than if you owned Investor A Shares. Unlike Investor B Shares, Class R Shares do not convert to Investor A Shares, so you will continue paying the ongoing distribution fees as long as you hold Class R Shares. Over the long term, this can add up to higher total fees than either Investor A Shares or Investor B Shares. There is limited availability of these shares.

How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer Class R Shares through your financial professional or other financial intermediary. You may also buy, sell and transfer Class R Shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling or transferring shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or other financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason. In addition, the Fund may waive certain requirements regarding the purchase, sale or transfer of shares described below.

15

Persons who were shareholders of an investment portfolio of this Compass Capital Group of Funds at the time the portfolio combined with the PNC® Fund may purchase and redeem Class R Shares of the same fund and for the same account which they held shares on that date through the procedures described in this section.

How to Buy Shares
	Your Choices	Important Information For You to Know
Initial Purchase	Determine the amount of your investment	$100 for all accounts.

Have your financial intermediary submit your purchase order	The price of Class R shares is based on the next calculation of the Fund's net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange ("Exchange" or "NYSE") (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.
Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Financial intermediaries may charge a processing fee to confirm a purchase.

Add to your investment	Purchase additional shares	The minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans may have a lower minimum for additional purchases and certain programs, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary.

Or contact BlackRock (for accounts held directly with BlackRock)	Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund have the right to reject any telephone request for any reason.
Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call BlackRock at (800) 441-7762, or contact your financial intermediary (if your account is not held directly with BlackRock).

How to Pay for Shares	Making payment for purchases	Payment for an order must be made in Federal funds or other immediately available funds by your financial professional or other financial intermediary but in no event later than 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the respective fund. If payment is not received by this time, the order will be canceled and you and your financial professional or other financial intermediary will be responsible for any loss to the Fund.

16

How to Sell Shares
Your Choices	Important Information For You to Know
Full or Partial Redemption of Shares	Have your financial intermediary submit your sales order	You can also make redemption requests through your financial professional or financial intermediary in accordance with the procedures applicable to your accounts. These procedures may vary according to the type of account and the financial intermediary involved and customers should consult their financial intermediary in this regard. Financial intermediaries are responsible for transmitting redemption orders and crediting their customers' accounts with redemption proceeds on a timely basis. Information relating to such redemption services and charges to process a redemption of shares, if any, should be obtained by customers from their financial intermediaries. Financial intermediaries may place redemption orders by telephoning (800) 441-7762. The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial intermediary prior to that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.
Shareholders who hold more than one class should indicate which class of shares they are redeeming.
The Fund may reject an order to sell shares under certain circumstances.

Selling shares held directly with BlackRock	Methods of Redeeming:
Redeem by Telephone: Institutions may place redemption orders by telephoning (800) 441-7762.
The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. The Fund may refuse a telephone redemption request if it believes it is advisable to do so.
Redeem in Writing: Redemption requests may be sent in proper form to BlackRock Funds II c/o PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, RI 02940 or for overnight delivery, c/o PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. Under certain circumstances, a medallion signature guarantee will be required.
Payment of Redemption Proceeds by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.
Shares can be redeemed by Federal wire transfer to a single previously designated bank account. No charge for wiring redemption payments with respect to Class R Shares is imposed by the Fund, although financial intermediaries may charge their customers for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their financial intermediaries. You are responsible for any additional charges imposed by your bank for wire transfers.
The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.
* * *
If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

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How to Transfer your Account

	Your Choices	Important Information For You to Know
Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary	You may transfer your Class R shares of the Fund only to another securities dealer that has an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your Class R shares to an account with the Fund; or • Sell your Class R shares, paying any applicable deferred sales charge.

Fund's Rights

The Fund may:

■  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

■  Postpone date of payment upon redemption if trading is halted or restricted on the Exchange or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares,

■  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act, and

■  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Short-Term Trading Policy

The Board of Trustees (the "Board") of the Fund has determined that the interests of long-term shareholders and the Fund's ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as "market timing." The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its returns to shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund's investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund's performance.

The Fund invests in non-U.S. securities and is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's portfolio securities and the determination of the Fund's net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities ("junk bonds") that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in "Valuation of Fund Investments" below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be

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responsible for any losses you therefore may suffer. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the Fund pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund's shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund's Distributor may terminate such financial intermediary's agreement with the distributor, suspend such financial intermediary's trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See "Redemption Fee" below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Fund or long-term shareholders.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of fund A are exchanged for shares of fund B 20 days after the purchase of the fund A shares, followed in 20 days by an exchange of the fund B shares for shares of fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:
■  accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■  accounts of shareholders who have died or become disabled;

■  shareholders redeeming or exchanging shares:

—  through the Fund's Systematic Withdrawal Plan or Systematic Exchange Plan,

—  in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

—  in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■  shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

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■  redemptions of shares acquired through dividend reinvestment;

■  BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

■  certain other accounts in the absolute discretion of the International Bond Portfolio when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio

BlackRock Aurora Portfolio	BlackRock International Value Fund

BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.

BlackRock EuroFund	BlackRock Pacific Fund, Inc.

BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology

BlackRock Global Dynamic Equity Fund	Opportunities Portfolio

BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Core Equity Portfolio

BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio

BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Growth Fund II

BlackRock Global Opportunities Portfolio	BlackRock Small Cap Index Fund

BlackRock Global SmallCap Fund, Inc.	BlackRock Small Cap Value Equity Portfolio

BlackRock Health Sciences Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio

BlackRock International Diversification Fund	BlackRock U.S. Opportunities Portfolio

BlackRock International Fund	BlackRock Value Opportunities Fund, Inc.

BlackRock International Index Fund	MFS Research International FDP Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio

BlackRock High Income Fund	BlackRock Strategic Income Portfolio

BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Distribution and Service Payments

The Fund has adopted plans (the "Plans") that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act, and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, the Fund pays distribution fees to the Distributor and/or its affiliates, including The PNC Financial Services Groups, Inc. ("PNC") and its affiliates, and to Merrill Lynch & Co., Inc. ("Merrill Lynch") and/or Bank of America Corporation ("BAC") and their affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC for sales support services provided in connection with the sale of Class R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC and their respective affiliates) (each a "Financial Intermediary") for sales support services and related expenses. The Fund pays a maximum distribution fee of 0.25% per year of the average daily net asset value of the applicable Fund attributable to Class R Shares.

Under the Plans, the Fund pays shareholder servicing fees (also referred to as shareholder liaison services fees) on behalf of the Fund to Financial Intermediaries for providing support services to their customers who own Class R Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Class R Shares of a Fund. The Fund pays a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Class R Shares of the Fund. All Class R Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Class R Shares:

■  Responding to customer questions on the services performed by the Financial Intermediary and investments in Class R Shares;

■  Assisting customers in choosing and changing dividend options, account designations and addresses; and

■  Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund's shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to a Plan and fees that the Fund pays to its Transfer Agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund's payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

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Management of the Fund

BlackRock

BlackRock, the Fund's manager, manages the Fund's investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock and its affiliates had approximately $1.283 trillion in investment company and other portfolio assets under management as of March 31, 2009.

For the fiscal year ended December 31, 2008, the aggregate management fee, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of average daily net assets, was 0.55%.

The Fund has entered into a management agreement (the "Management Agreement") with BlackRock under which BlackRock receives for its services to the Fund a monthly fee in arrears at an annual rate equal to 0.55% of the average daily net assets of the Fund not exceeding $1 billion; 0.50% of the average daily net assets of the Fund exceeding $1 billion but not exceeding $2 billion; 0.475% of the average daily net assets of the Fund exceeding $2 billion but not exceeding $3 billion; and 0.45% of the average daily net assets of the Fund exceeding $3 billion.

BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund's investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Fund's business, if any) of each share class of the Fund at the levels shown in the Fund's expense table. To achieve this cap, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Fund of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Fund's manager or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

BlackRock has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (the "Sub-Adviser"), an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio.

A discussion of the basis for the Board's approval of the Management Agreement and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund's annual shareholder report for the fiscal year ended December 31, 2008.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund's SAI.

The Fund is managed by a team of financial professionals. Andrew Gordon and Scott Thiel are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Gordon	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund.	1996	Managing Director of BlackRock, Inc. since 1997; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Scott Thiel	Responsible for the day-to-day management of the Fund's portfolio including setting the Fund's overall investment strategy and overseeing the management of the Fund.	2004	Managing Director of BlackRock, Inc. since 2002; Co-head of Non-U.S. Fixed Income Portfolio Management Group since 2008.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the "Affiliates")) and of BlackRock, Inc.'s significant shareholder, Merrill Lynch, and its affiliates, including BAC (each a "BAC Entity") in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or BAC Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. BlackRock and its Affiliates or BAC Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or BAC Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or a BAC Entity performs or seeks to perform investment banking or other services. One or more Affiliates or BAC Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or BAC Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or BAC Entity having positions that are adverse to those of the Fund. No Affiliate or BAC Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or BAC Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund's investment activities, therefore, may differ from those of an Affiliate or a BAC Entity and of other accounts managed by an Affiliate or a BAC Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or BAC Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or a BAC Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or BAC Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund's activities may be limited because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships or in which an Affiliate or a BAC Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or a BAC Entity provides or may some day provide research coverage. An Affiliate or a BAC Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or BAC Entities in connection with the Fund's portfolio investment transactions.

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Under a securities lending program approved by the Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the funds to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund's investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the New York Stock Exchange (the "Exchange") is open as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

The Fund's assets are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain short-term debt securities are valued on the basis of amortized cost. The Fund may invest in foreign securities. Foreign currency exchange rates are generally determined as of the close of business on the Exchange. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. Shares of underlying open-end funds will be valued at net asset value.

Generally, trading in foreign securities, U.S. Government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund's investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value.

The Fund may accept orders from certain authorized financial intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

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Dividends, Distributions and Taxes

"BUYING A DIVIDEND"

You may want to avoid buying shares shortly before the Fund pays a dividend although the impact on you will be significantly less than if you were invested in a fund paying fully taxable dividends. The reason? If you buy shares when the Fund has declared but not yet distributed taxable ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Fund are paid within ten days after the end of each month. The Board may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually at a date determined by the Board. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Fund unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from the Fund whether you receive them in cash or additional shares.

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as "buying a dividend." Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions designated for tax purposes by a fund as capital gain dividends will be eligible for capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of the Fund is invested in non-U.S. securities, the Fund may elect to "pass through" to its shareholders the amount of non-U.S. income taxes paid by it. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

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Financial Highlights of BlackRock International Bond Portfolio

The Financial Highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

Since the Class R Shares of the International Bond Portfolio have no performance history, the financial information in the table below shows the Fund's financial performance for the periods indicated for Investor A Shares of the Fund. Although Investor A Shares are not offered in this prospectus, the Investor A Shares would have substantially similar performance as the Class R Shares offered in this prospectus because the Investor A Shares and the Class R Shares are invested in the same portfolio of securities and performance would differ only to the extent that the Investor A Shares and the Class R Shares do not have the same expenses. The actual return of Class R Shares would have been lower than that of Investor A Shares because Class R Shares have higher expenses than Investor A Shares. Investor A Shares of the Fund are estimated to have expenses of 1.19% of average daily net assets (after waivers and reimbursements) for the current fiscal year and Class R Shares of the Fund are expected to have expenses of 1.63% of average daily net assets (after waivers and reimbursements) for the current fiscal year.

	Investor A
	Period October 1, 2008 to December 31,	Year Ended September 30,
	2008	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$11.57	$10.98	$11.14	$11.42	$11.07
Net investment income[1]	0.08	0.35	0.31	0.29	0.25	0.23
Net realized and unrealized gain (loss)	0.55	(0.36)	0.57	(0.19)	0.03	0.52
Net increase (decrease) from investment operations	0.63	(0.01)	0.88	0.10	0.28	0.75
Dividends and distributions from:
Net investment income	(0.88)	(0.35)	(0.29)	(0.26)	(0.55)	(0.40)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions	(0.88)	(0.35)	(0.29)	(0.26)	(0.56)	(0.40)
Redemption fees added to paid-in capital[2]	—	—	—	—	—	—
Net asset value, end of period	$10.96	$11.21	$11.57	$10.98	$11.14	$11.42
Total Investment Return
Based on net asset value[3,4]	5.68%[5]	(0.29)%	8.13%[6]	0.93%	2.21%	6.84%
Ratios to Average Net Assets
Total expenses after waivers and reimbursement and excluding interest expense	1.19%[7]	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses after waivers, reimbursement and fees paid indirectly	1.19%[7]	1.17%	1.16%	1.18%	1.18%	1.31%
Total expenses	1.25%[7]	1.19%	1.22%	1.39%	1.29%	1.43%
Net investment income	2.75%[7]	2.90%	2.79%	2.64%	2.17%	2.06%
Supplemental Data
Net assets, end of period (000)	$106,247	$138,912	$110,810	$141,130	$182,321	$123,145
Portfolio turnover	25%[8]	151%[9]	77%	148%	164%	240%

1  Based on average shares outstanding.

2  Less than $0.005 per share.

3  Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4  Total investment returns exclude the effects of sales charges.

5  Aggregate total investment return.

6  The total return was not impacted by the reimbursement of losses made by the investment advisor.

7  Annualized.

8  Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 10%.

9  Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 105%.

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General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock's website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

■  Access the BlackRock website at http://www.blackrock.com/edelivery

■  Log into your account

Delivery of Shareholder Documents

The Fund will deliver only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as "householding" and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former Fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties. If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

27

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how the Fund invests, please see the SAI.

For a discussion of the Fund's policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes their top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

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Glossary

Glossary of Investment Terms

Bonds — debt obligations such as U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debentures, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, debentures, municipal obligations and zero coupon debt securities.

Credit Default Swaps — in entering into a credit default swap, one party would pay a counterparty a periodic stream of payments over the term of the contract, provided that no event of default on a specific bond has occurred. In return, upon any event of default on such bond, the first party would receive from the counterparty a payment equal to the par (or other agreed-upon) value of such bond.

Dollar Rolls — a dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and stated maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

Duration — a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of four years, its net asset value will fall about 4% when interest rates rise by one percentage point. Conversely, the bond fund's net asset value will rise about 4% when interest rates fall by one percentage point. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

Investment Grade — securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. Generally, the higher the rating of a bond, the higher the likelihood that interest and principal payments will be made on time.

Maturity — the date upon which debt securities are due to be repaid, that is, the date when the issuer generally must pay back the face amount of the security.

Split Rated Bond — a bond that receives different ratings from two or more rating agencies.

Total Return — a way of measuring fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Glossary of Expense Terms

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Distribution Fees — fees used to support the Fund's marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Interest Expense — the cost of borrowing money to buy additional securities, primarily through reverse repurchase agreements (under which the Fund sells securities and agrees to buy them back at a particular date and price).

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include administration, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of a Fund (paid directly by a shareholder).

29

Glossary of Other Terms

Citigroup Non-U.S. World Government Bond Index — an unmanaged index that tracks performance of 21 government bond markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Dividends — include exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Net Asset Value — the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II
  International Bond Portfolio

100 Bellevue Parkway
Wilmington, Delaware 19809

Written Correspondence:
P.O. Box 9819
Providence, Rhode Island 02940-8019

Overnight Mail:
101 Sabin Street
Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9819
Providence, Rhode Island 02940-8019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street
Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.
Bellevue Corporate Center
301 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC
40 East 52nd Street
New York, New York 10022

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund's investments. The annual report describes the Fund's performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund's performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated April 30, 2009, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund's annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds II
c/o PNC Global Investment Servicing (U.S.) Inc.
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund's policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

BLACKROCK FUNDS II:
INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-BD7-R-0409

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK FUNDS II

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

This Statement of Additional Information of BlackRock Emerging Market Debt Portfolio, BlackRock International Bond Portfolio and BlackRock Strategic Income Portfolio (collectively the "Portfolios" or the "Bond Portfolios", each a "Portfolio"), each a series of BlackRock Funds II (the "Trust"), is not a prospectus and should be read in conjunction with the Prospectuses of the Portfolios, dated April 30, 2009, which have been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Portfolios at the above address. Each Portfolio's Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Portfolio have been incorporated by reference into each Portfolio's Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to a Portfolio do not form a part of the Portfolio's Statement of Additional Information, have not been incorporated by reference into the Portfolio's Prospectus and should not be relied upon by investors in the Portfolio. The Portfolios' audited financial statements are incorporated into this Statement of Additional Information by reference to the Portfolios' 2008 Annual Report. You may request a copy of the Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time Monday through Friday.

BLACKROCK ADVISORS, LLC — MANAGER

BLACKROCK INVESTMENTS, LLC — DISTRIBUTOR

The date of this Statement of Additional Information is April 30, 2009.

Page

PART I

Investment Objectives and Policies	I-1

Investment Restrictions	I-3

Information on Directors and Officers	I-5

Management and Advisory Arrangements	I-13

Information on Sales Charges and Distribution Related Expenses	I-21

Computation of Offering Price Per Share	I-25

Portfolio Transactions and Brokerage	I-26

Additional Information	I-27

Financial Statements	I-31

PART II

Investment Risks and Considerations	II-1

Management and Other Service Arrangements	II-58

Selective Disclosure of Portfolio Holdings	II-61

Purchase of Shares	II-69

Redemption of Shares	II-82

Shareholder Services	II-85

Pricing of Shares	II-89

Portfolio Transactions and Brokerage	II-91

Dividends and Taxes	II-95

Performance Data	II-100

Proxy Voting Policies and Procedures	II-102

General Information	II-102

Appendix A — Description of Bond Ratings	A-1

Appendix B — Proxy Voting Policies	B-1

PART I: INFORMATION ABOUT THE PORTFOLIOS

Part I of this Statement of Additional Information sets forth information about BlackRock Emerging Market Debt Portfolio ("Emerging Market Portfolio"), BlackRock International Bond Portfolio ("International Bond Portfolio") and BlackRock Strategic Income Portfolio ("Strategic Income Portfolio", and with Emerging Market Portfolio and International Bond Portfolio, the "Portfolios"), each a series of BlackRock Funds II (the "Trust"). It includes information about the Trust's Board of Trustees, the advisory services provided to and the management fees paid by the Portfolios, performance data for the Portfolios, and information about other fees paid by and services provided to the Portfolios. This Part I should be read in conjunction with the Portfolios' Prospectuses and those portions of Part II of this Statement of Additional Information that pertain to the specific Portfolio.

I.  Investment Objectives and Policies

A.  Emerging Market Portfolio

The investment goal of the Emerging Market Portfolio is to seek maximum long term total return. Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

In pursuit of this goal, the Emerging Market Portfolio invests primarily in a global portfolio of fixed-income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). The Emerging Market Portfolio will invest at least 80% of its assets in fixed-income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer's securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including noninvestment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the Emerging Market Portfolio's assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the Emerging Market Portfolio invests will have sovereign ratings that are below investment grade or unrated.

In allocating the Emerging Market Portfolio's investments across emerging market countries, the management team will consider the size of the market in each country relative to the size of the markets in countries considered emerging markets as a whole. The Emerging Market Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single country. The average portfolio duration of the Emerging Market Portfolio will vary based on the management team's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

B.  International Bond Portfolio

The investment goal of the International Bond Portfolio is to seek to realize a total return that exceeds that of the Citigroup Non-U.S. World Government Bond Index (the benchmark). Should the Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

In pursuit of this goal, the International Bond Portfolio invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The

International Bond Portfolio normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The International Bond Portfolio may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The International Bond Portfolio may from time to time invest in investment grade bonds of issuers in emerging market countries. The International Bond Portfolio will also invest in non-U.S. currencies, however, the Portfolio may underweight or overweight a currency based on the portfolio management team's outlook. The International Bond Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

Under normal circumstances, the International Bond Portfolio anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the Portfolio considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The International Bond Portfolio will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the International Bond Portfolio may deviate very substantially from the allocation described above.

The management team evaluates sectors of various countries' bond markets and individual securities within those sectors. The management team purchases securities for the International Bond Portfolio that it believes have the potential for above average total return. The International Bond Portfolio measures its performance against the benchmark.

If a security falls below investment grade, the management team will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The management team will normally attempt to structure the Portfolio's portfolio to have comparable duration to its benchmark.

C.  Strategic Income Portfolio

The investment goal of the Strategic Income Portfolio is to seek high current income, with a secondary objective of capital growth. Should the Strategic Income Portfolio's Board of Trustees determine that the investment goal of the Fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

In pursuit of this goal, under normal market conditions, the Strategic Income Portfolio will invest at least 65% of its assets in other BlackRock fixed-income mutual funds, called the "underlying funds," that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages. Depending on market conditions, the Portfolio may invest in underlying funds that invest in other market sectors. See "Information About the Underlying Funds — Description of Underlying Funds" in the Prospectus. The Strategic Income Portfolio may also invest up to 35% of its assets by making direct opportunistic purchases of fixed-income securities and other securities, which investments are called the "opportunistic purchases." The Strategic Income Portfolio's asset allocation between the underlying funds and the opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Portfolio's assets may be invested in underlying funds.

The underlying funds are selected primarily to achieve the target sector allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. The opportunistic purchases are selected to provide the Strategic Income Portfolio with exposure to a wide variety of direct fixed-income investments including, for example, distressed debt. In selecting underlying funds and opportunistic fixed-income investments the management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The management team may shift the Strategic Income Portfolio's assets among these various sectors based upon changing market conditions. The team invests, on behalf of the Strategic Income Portfolio, in securities of underlying funds that they believe have the potential for above-average total return and/or will provide current income.

The average portfolio duration of the Strategic Income Portfolio will vary based on the management team's forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

II.  Investment Restrictions

Each Portfolio has adopted restrictions and policies relating to the investment of each Portfolio's assets and its activities. Certain of the restrictions are fundamental policies of a Portfolio and may not be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Each Portfolio has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

The International Bond Portfolio may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Trust, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

Each Portfolio may not:

1. (For Emerging Market Portfolio and International Bond Portfolio only) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(For Strategic Income Portfolio only) Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the

Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

For purposes of the concentration policy, the Strategic Income Portfolio will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Portfolio's investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Portfolio will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. Each Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

3. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

6. (For Emerging Market Portfolio and International Bond Portfolio only) Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and, in the case of the International Bond and Emerging Market Portfolios, currencies.

(For Strategic Income Portfolio only) Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

7. Purchase securities of companies for the purpose of exercising control.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

10. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See "Investment Policies Risks and Considerations-Securities Lending" in Part II of this Statement of Additional Information.

11. (For Emerging Market Portfolio and International Bond Portfolio only) Purchase or sell commodities except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

(For Strategic Income Portfolio only) Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Manager or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

III.  Information on Trustees and Officers

The Board of Trustees of the Trust (the "Board") consists of fifteen individuals (each a "Trustee"), twelve of whom are not "interested persons" of the Trust as defined in the 1940 Act (the "non-interested Trustees"). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee are Fred G. Weiss (Chair), Robert M. Hernandez and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for each Portfolio; (3) review the conduct and results of each independent audit of each Portfolio's financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of each Portfolio and its service providers with respect to accounting and financial matters; (6) oversee the performance of each Portfolio's internal audit function provided by its Manager, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of each Portfolio's investments; and (8) resolve any disagreements between Portfolio management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the "Governance Committee") are the Honorable Stuart E. Eizenstat (Chair), Robert M. Hernandez, Fred G. Weiss and Richard R. West, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Trust and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by a Portfolio's shareholders as it deems appropriate. Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2008, the Governance Committee met four times.

The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond, Roberta Cooper Ramo and Jean Margo Reid, all of whom are non-interested Trustees. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and the Trust's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Trust's compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2008, the Compliance Committee met five times.

The members of the Performance Oversight Committee (the "Performance Committee") are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O'Brien, all of whom are non-interested Trustees, and Richard S. Davis, who serves as an interested Trustees for certain other BlackRock-advised funds. The Performance Oversight Committee's purpose is to assist the Board in fulfilling its responsibility to oversee each Portfolio's investment performance relative to its agreed-upon performance objectives. The Performance Committee's responsibilities include, without limitation, to (1) review each Portfolio's investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review each Portfolio's investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2008, the Performance Committee met four times.

The members of the Executive Committee (the "Executive Committee") are Robert M. Hernandez, Fred G. Weiss, James H. Bodurtha, David H. Walsh, Stuart E. Eizenstat, and Richard S. Davis. Messrs. Hernandez, Weiss, Bodurtha, Walsh and Eizenstat are non-interested Trustees and Mr. Davis is an interested Trustee. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Trustees, (ii) act on such matters as may require urgent action between meetings of the Board of Trustees, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Trustees. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2008, the Executive Committee did not meet.

Biographical Information

Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates ("BlackRock-advised funds") and any public directorships.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees[1]

James H. Bodurtha[3] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Director, The China Business Group, Inc. (consulting firm) since 1996; Chairman of the Board, Berkshire Holding Corporation since 1980; and Formerly Executive Vice President thereof from 1996 to 2003.	35 Funds 102 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Trustee	2007 to present	Formerly Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Formerly Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	35 Funds 102 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	35 Funds 102 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat[4] 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	35 Funds 102 Portfolios	Alcatel-Lucent (telecommunications) Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Trustee	2007 to present	Professor, Harvard University since 1992	35 Funds 102 Portfolios	None

Robert M. Hernandez[5] 40 East 52nd Street New York, NY 10022 1944	Trustee	2007 to present	Formerly Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 102 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

John F. O'Brien 40 East 52nd Street New York, NY 10022 1943	Trustee	2007 to present	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly Director, Allmerica Financial Corporation from 1995 to 2003; Formerly Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	35 Funds 102 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Trustee	2007 to present	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper's Inc., (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; Formerly President, American Bar Association from 1995 to 1996.	35 Funds 102 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Trustee	2004 to present	Self-employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Formerly Director, Covenant House (non-profit) from 2001 to 2004.	35 Funds 102 Portfolios	None

David H. Walsh[6] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Formerly Director, The National Audubon Society from 1998 to 2005.	35 Funds 102 Portfolios	None

Fred G. Weiss[7] 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson's Research since 2000; Formerly Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	35 Funds 102 Portfolios	Watson Pharmaceutical Inc.

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Trustee	1986 to present	Dean Emeritus, New York University's Leonard N. Stern School of Business Administration since 1995.	35 Funds 102 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander's Inc. (real estate company)

Interested Trustees[8]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	175 Funds 286 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.'s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock's alternative investment vehicles; Director of several of BlackRock's offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys' Club of New York.	35 Funds 102 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Formerly Consultant, BlackRock, Inc. from 2007 to 2008; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	175 Funds 286 Portfolios	None

1  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2  Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust's board in 2007, each Trustee first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O'Brien, 2005; Roberta Cooper Ramo, 1999; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998 and Richard R. West, 1978.

3  Chairman of the Compliance Committee.

4  Chairman of the Governance and Nominating Committee.

5  Chairman of the Board of Trustees.

6  Chairman of the Performance Oversight Committee.

7  Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.

8  Messrs. Davis and Fink are both "interested persons," as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Trust due to his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Fund Officers(a)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	175 registered investment companies consisting of 286 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock's U.S. Retail Group since 2006; Formerly Head of BlackRock's Mutual Fund Group from 2000 to 2006.	175 registered investment companies consisting of 286 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), from 1992 to 2006.	175 registered investment companies consisting of 286 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	175 registered investment companies consisting of 286 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Formerly Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.	175 registered investment companies consisting of 286 portfolios	None

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	175 registered investment companies consisting of 286 portfolios	None

(a)  Officers of the Trust serve at the pleasure of the Board of Trustees.

Share Ownership

Information relating to each Trustee's share ownership in the Portfolios and in all BlackRock-advised funds that are overseen by the respective Trustee ("Supervised Funds") as of December 31, 2008 is set forth in the chart below:

Name of Trustee(a)	Aggregate Dollar Range of Equity Securities in the Emerging Market Portfolio	Aggregate Dollar Range of Equity Securities in the International Bond Portfolio	Aggregate Dollar Range of Equity Securities in the Strategic Income Portfolio	Aggregate Dollar Range of Equity Securities in Supervised Funds
Interested Trustees:
Richard S. Davis	None	None	None	Over $100,000
Laurence D. Fink	None	None	None	$ 1-$10,000
Henry Gabbay	None	None	None	Over $100,000
Non-Interested Trustees:
James H. Bodurtha	None	None	None	Over $100,000
Bruce R. Bond	None	None	None	Over $100,000
Donald W. Burton	None	None	None	None
Honorable Stuart E. Eizenstat	None	None	None	$ 1–$10,000
Kenneth A. Froot	None	None	None	Over $100,000
Robert M. Hernandez	None	None	None	Over $100,000
John F. O'Brien	None	None	None	Over $100,000
Roberta Cooper Ramo	None	None	None	Over $100,000
Jean Margo Reid	None	None	None	Over $100,000
David H. Walsh	None	None	None	Over $100,000
Fred G. Weiss	None	None	None	Over $100,000
Richard R. West	None	None	None	$ 50,001-$100,000

(a)  Trustees of the Trust may purchase Institutional Shares of the Portfolios. The Trustees anticipate purchasing additional shares of Supervised Funds in the near future.

As of April 3, 2009, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the outstanding shares of each Portfolio. As of December 31, 2008, none of the non-interested Trustees of the Trust or their immediate family members owned beneficially or of record any securities in affiliates of BlackRock, BlackRock Investments, LLC ("BI" or the "Distributor"), or any person directly or indirectly controlling, controlled by, or under common control with the BlackRock or the Distributor.

Compensation of Trustees

Through March 31, 2009, each Trustee who was a non-interested Trustee was paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Portfolios, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board were paid as compensation an additional annual retainer of $65,000 and $25,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee were paid as compensation an additional annual retainer of $25,000, respectively.

Prior to January 1, 2009, Henry Gabbay, an interested Trustee, was compensated by BlackRock. January 1, 2009 through March 31, 2009, Mr. Gabbay was paid as compensation by the BlackRock-advised funds, an annual retainer of $412,500 pro rated for his services as a Trustee/Director to all three BlackRock Complexes, including the Portfolios, and a $18,750 Board meeting fee to be paid for each BlackRock Equity-Bond Complex and BlackRock Equity-Liquidity Complex Board meeting up to five Board meetings held in a calendar year by each Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

Effective April 1, 2009, each Trustee who is a non-interested Trustee is paid as compensation an annual retainer of $135,000 per year for his or her services as Trustee/Director to the BlackRock-advised funds, including the Portfolios, and a $22,500 Board meeting fee to be paid for each Board meeting for the remainder of 2009 (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $58,500 and $22,500, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $22,500, respectively. In addition, effective April 1, 2009, Henry Gabbay, an interested Trustee, is paid as compensation an annual retainer of $101,250 for his services as a Trustee/Director to the BlackRock Equity-Bond Complex, including the Portfolios and a $16,875 Board meeting fee to be paid for each Board meeting up to five Board meetings for the remainder of 2009 (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings.

The Trust compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Trust may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. Mr. Kindelan is the Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Trust. During the fiscal year ended December 31, 2008, Mr. Kindelan received $12, $634 and $2 from the Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio, respectively, for serving as their Chief Compliance Officer.

The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended December 31, 2008 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

Name(a)	Aggregate Compensation from the Emerging Market Portfolio	Aggregate Compensation from the International Bond Portfolio	Aggregate Compensation from the Strategic Income Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds
James H. Bodurtha(b)	$440	$2,477	$85	None	$300,000
Bruce R. Bond	$438	$2,318	$85	None	$275,000
Donald W. Burton	$438	$2,318	$85	None	$275,000
Honorable Stuart E. Eizenstat(c)	$440	$2,477	$85	None	$300,000
Kenneth A. Froot	$347	$1,904	$85	None	$237,500
Robert M. Hernandez(d)	$443	$2,733	$85	None	$340,000
John F. O'Brien	$438	$2,318	$85	None	$275,000
Roberta Cooper Ramo	$438	$2,318	$85	None	$275,000
Jean Margo Reid	$438	$2,318	$85	None	$275,000
David H. Walsh(e)	$440	$2,477	$85	None	$300,000
Fred G. Weiss(f)	$442	$2,637	$85	None	$325,000
Richard R. West	$438	$2,318	$85	None	$275,000
Henry Gabbay(g)	None	None	None	None	None

(a)  For the number of BlackRock-advised funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page I-7.

(b)  Chairman of the Compliance Committee.

(c)  Chairman of the Governance and Nominating Committee.

(d)  Chairman of the Board of Trustees and Chairman of the Executive Committee.

(e)  Chairman of the Performance Oversight Committee.

(f)  Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.

(g)   Mr. Gabbay was not compensated by the BlackRock-advised funds for his service as an interested Trustee prior to January 1, 2009. As discussed above, effective January 1, 2009, Mr. Gabbay receives compensation from the BlackRock-advised funds.

IV.  Management and Advisory Arrangements

Management and Sub-Advisory Agreements. The management and sub-advisory services provided by BlackRock and BlackRock Financial Management, Inc. ("BFM"), and the fees received by BlackRock for such services, are described in the Prospectuses.

For their management and sub-advisory services, BlackRock and BFM, as applicable, are entitled to fees, computed daily on a portfolio-by-portfolio basis and payable monthly, at the maximum annual rates set forth below. BlackRock pays BFM a sub-advisory fee as agreed to from time to time by BlackRock and BFM, which fee is approved by the Board of Trustees on an annual basis.

MAXIMUM ANNUAL CONTRACTUAL FEE RATE FOR THE PORTFOLIOS (BEFORE WAIVERS)

	Emerging Market Portfolio	International Bond Portfolio	Strategic Income Portfolio
Average Daily Net Assets	Management Fee	Management Fee	Management Fee*
First $1 billion	.600%	.550%	.550%
$1 billion – $2 billion	.550	.500	.500
$2 billion – $3 billion	.525	.475	.475
Greater than $3 billion	.500	.450	.450

*  As a percentage of average daily net assets attributable to direct investments in securities other than shares of Underlying Funds (as defined in the Portfolio's prospectuses).

BlackRock renders management services to each of the Portfolios pursuant to a Management Agreement. BFM renders sub-advisory services to each Portfolio pursuant to a Sub-Advisory Agreement. The Management Agreement with BlackRock and the Sub-Advisory Agreement between BlackRock and BFM are collectively referred to as the "Advisory Contracts."

Under the relevant Advisory Contracts, BlackRock and BFM are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock and BFM are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contract is terminable as to a Portfolio by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to BlackRock or BFM, as the case may be. BlackRock and BFM may also terminate their advisory relationship with respect to a Portfolio on 60 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

For the period from October 1, 2008 through December 31, 2008, the Trust paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$607,598	$90	$11,164

For the period from October 1, 2007 through September 30, 2008, the Trust paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$2,297,498	$—	$50

For the period from October 1, 2006 through September 30, 2007, the Trust paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$3,252,954	$1,822	$22,402

For the period from October 1, 2005 through September 30, 2006, the Trust paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$3,536,635	$83,856	$98,713

For the period from October 1, 2008, through December 31, 2008, BlackRock paid sub-advisory fees to the specified Portfolio's sub-adviser, after waivers, and such sub-adviser waived sub-advisory fees, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers
International Bond Portfolio	$230,499	$0

For the period from October 1, 2007, through September 30, 2008, BlackRock paid sub-advisory fees to the specified Portfolio's sub-adviser, after waiver, and such sub-adviser waived sub-advisory fees, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers
International Bond Portfolio	$1,115,364	$0

For the period from October 1, 2006, through September 30, 2007, BlackRock paid sub-advisory fees to the specified Portfolio's sub-adviser, after waivers, and such sub-adviser waived sub-advisory fees, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers
International Bond Portfolio	$1,232,099	$0

For the period from October 1, 2005, through September 30, 2006, BlackRock paid sub-advisory fees to the specified Portfolio's sub-adviser, after waivers, and such sub-adviser waived sub-advisory fees, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers
International Bond Portfolio	$1,338,691	$0

For the fiscal period ended December 31, 2008, the Fund paid BlackRock management fees (after waivers), and BlackRock waived management fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
Emerging Market Portfolio*	$0	$51,210	$176,113
Strategic Income Portfolio**	$0	$0	$170,538

*  The Emerging Market Portfolio commenced operations on February 1, 2008. Prior to this date, the Portfolio did not have any assets.

**  The Strategic Income Portfolio commenced operations on February 5, 2008. Prior to this date, the Portfolio did not have any assets.

For the fiscal period ended December 31, 2008, BlackRock did not pay any sub-advisory fees to the sub-advisers of the Emerging Market Portfolio or the Strategic Income Portfolio.

Pursuant to the Management Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolios. In addition, BlackRock may delegate certain of its management functions under the Management Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

Administration Agreement. BlackRock and PNC Global Investment Servicing (U.S.) Inc. ("PNC GIS"), formerly known as PFPC Inc. (collectively, the "Administrators"), serve as the Trust's co-administrators pursuant to an administration agreement (the "Administration Agreement"). PNC GIS has agreed to maintain office facilities for the Trust; furnish the Trust with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute each Portfolio's net asset value, net income and net capital gain or loss; and serve as a liaison with the Trust's independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolios for expenses.

Under the Administration Agreement, the Trust pays to BlackRock and PNC GIS on behalf of each Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of (i) .075% of the first $500 million of each Portfolio's average daily net assets, .065% of the next $500 million of each Portfolio's average daily net assets and .055% of the average daily net assets of each Portfolio in excess of $1 billion and (ii) .025% of the first $500 million of average daily net assets allocated to each class of shares of each Portfolio, .015% of the next $500 million of such average daily net assets and .005% of the average daily net assets allocated to each class of shares of each Portfolio in excess of $1 billion.

Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Trust's service providers; (ii) the negotiation of service contracts and arrangements between the Trust and its service providers; (iii) acting as liaison between the Trustees of the Trust and the Trust's service providers; and (iv) providing ongoing business management and support services in connection with the Trust's operations.

The Administration Agreement provides that BlackRock and PNC GIS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Trust will indemnify each of BlackRock and PNC GIS and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor PNC GIS nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

For the period from October 1, 2008 through December 31, 2008, the Trust paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$102,476	$8,116	0

For the period from October 1, 2007 through September 30, 2008, the Trust paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$517,694	$11,312	0

For the period from October 1, 2006 through September 30, 2007, the Trust paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$559,329	$23,366	0

For the period from October 1, 2005 through September 30, 2006, the Trust paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
International Bond Portfolio	$879,232	$39,601	0

For the fiscal period ended December 31, 2008, the Trust paid the Administrators combined administration fees (after waivers), and the Administrators waived combined administration fees and reimbursed expenses, as follows:

Portfolio	Fees Paid (After Waivers)	Waivers	Reimbursements
Emerging Market Portfolio*	$43	$8,490	0
Strategic Income Portfolio**	$28	$1,061	0

*  The Emerging Market Portfolio commenced operations on February 1, 2008. Prior to this date, the Portfolio did not have any assets.

**  The Strategic Income Portfolio commenced operations on February 5, 2008. Prior to this date, the Portfolio did not have any assets.

The Portfolios and their service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Portfolios with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Portfolios.

In addition, pursuant to a Shareholders' Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Portfolios' investor service center. The Portfolios reimburse BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses. For the fiscal year ended December 31, 2008, the Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio reimbursed BlackRock $52, $8,233 and $18, respectively.

Information Regarding the Portfolio Managers

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the International Bond Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Gordon	5 $945.5 million	43 $7.33 billion	107 $37.44 billion	0 $0	4 $1.29 billion	22 $5.05 billion
Scott Thiel	2 $233.8 million	34 $6.95 billion	142 $55.99 billion	0 $0	4 $1.60 billion	27 $5.23 billion

The following table sets forth information about funds and accounts other than the Emerging Market Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Gordon	5 $1.37 billion	43 $7.33 billion	107 $37.44 billion	0 $0	4 $1.29 billion	22 $5.05 billion
Imran Hussain	1 $169.2 million	17 $3.76 billion	37 $20.63 billion	0 $0	0 $0	6 $836.9 million

The following table sets forth information about funds and accounts other than the Strategic Income Portfolio for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2008.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey Cucunato	2 $3.66 million	4 $1.04 billion	62 $14.36 billion	0 $0	2 $543.7 million	7 $815.6 million
Stuart Spodek	22 $8.14 billion	18 $5.40 billion	223 $80.27 billion	0 $0	3 $1.38 billion	18 $6.01 billion

Portfolio Manager Compensation Overview

BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Managers	Portfolio Managed	Benchmarks Applicable to Each Manager
Andrew Gordon	International Bond Portfolio Emerging Market Portfolio	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

Scott Thiel	International Bond Portfolio	A combination of market-based indices (e.g., Citigroup Non-U.S. World Government Bond Index, JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

Imran Hussain	Emerging Market Portfolio	A combination of market-based indices (e.g., JP Morgan Emerging Markets Bond Index Global Diversified), certain customized indices and certain fund industry peer groups.

Jeffrey Cucunato	Strategic Income Portfolio	A combination of market-based indices (e.g., S&P 500 Index and Barclays Capital Aggregate Index), certain customized indices and certain fund industry peer groups.

Stuart Spodek	Strategic Income Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan ("LTIP") — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Gordon, Thiel, Hussain, Cucunato and Spodek have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Mssrs. Gordon, Thiel, Hussain, Cucunato and Spodek have each participated in the deferred compensation program.

Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mssrs. Gordon, Thiel, Hussain, Cucunato and Spodek have each been granted stock options and/or restricted stock in prior years.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Portfolio Manager Beneficial Holdings

As of December 31, 2008, the end of each Portfolio's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolios is shown below:

Portfolio Manager	Portfolio Managed	Dollar Range of Securities Equity Beneficially Owned[1]
Andrew Gordon	International Bond Portfolio Emerging Market Portfolio	$100,001-$500,000 None
Scott Thiel	International Bond Portfolio	None
Imran Hussain	Emerging Market Portfolio	None
Jeffrey Cucunato	Strategic Income Portfolio	None
Stuart Spodek	Strategic Income Portfolio	None

1  Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolios. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Trust and PFPC Trust Company ("PTC"), an affiliate of BlackRock, PTC or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of the International Bond Portfolio and Strategic Income Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the International Bond Portfolio and Strategic Income Portfolio, (iv) collects and receives all income and other payments and distributions on account of the International Bond Portfolio and Strategic Income Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the International Bond Portfolio and Strategic Income Portfolio's operations. PTC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Trust, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, PTC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Trust harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Trust and has been appointed by the Board of Trustees as the Trust's "foreign custody manager" under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

Pursuant to the terms of a custodian agreement (the "Custodian Agreement") between the Trust and Brown Brothers Harriman & Co. ("BBH"), BBH acts as the custodian for the Emerging Market Portfolio. BBH is responsible for safeguarding and controlling the Emerging Market Portfolio's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Emerging Market Portfolio's investments. BBH is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolio to be held in its offices outside the United States and with certain foreign banks and securities depositories.

The following table sets forth the fees paid by the Portfolios to BBH and PTC for the periods indicated:

	Paid to BBH	Paid to PTC
Fiscal Year Ended	Emerging Market Portfolio	International Bond Portfolio		Strategic Income Portfolio
December 31, 2008	$25,480 *	$17,302	***	$898 **
September 30, 2008	N/A	$146,264		N/A
September 30, 2007	N/A	$100,101		N/A
September 30, 2006	N/A	$377,526		N/A

*  For the period February 1, 2008 to December 31, 2008.

**  For the period February 5, 2008 to December 31, 2008.

***  For the period October 1, 2008 to December 31, 2008.

For its services to the Trust under the Custodian Agreement, PTC receives a fee which is calculated based upon each investment portfolio's average gross assets as follows: .005% of the first $400 million of each of the International Bond and Strategic Income Portfolio's average gross assets, .004% of the next $1.6 billion of each of the International Bond and Strategic Income Portfolio's average gross assets, and .003% of each of the International Bond and Strategic Income Portfolio's average gross assets in excess of $2.00 billion. PTC is also entitled to out-of-pocket expenses and certain transaction charges.

For its services to the Trust under the Custodian Agreement, BBH receives a fee which is calculated based upon the Emerging Market Portfolio's average gross assets as follows: .005% of the first $400 million of the Emerging Market Portfolio's average gross assets, .004% of the next $1.6 billion of the Emerging Market Portfolio's average gross assets, and .003% of the Emerging Market Portfolio's average gross assets in excess of $2.00 billion. BBH is also entitled to out-of-pocket expenses and certain transaction charges.

PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Trust pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PNC GIS (i) issues and redeems Service, Investor, Institutional and BlackRock classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PNC GIS may, on 30 days' notice to the Trust, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

	Paid to PNC GIS
Fiscal Year Ended	Emerging Market Portfolio	International Bond Portfolio		Strategic Income Portfolio
December 31, 2008	$293 *	$29,797	***	$187 **
September 30, 2008	N/A	$154,746		N/A
September 30, 2007	N/A	$274,352		N/A
September 30, 2006	N/A	$372,484		N/A

*  For the period February 1, 2008 to December 31, 2008.

**  For the period February 5, 2008 to December 31, 2008.

***  For the period October 1, 2008 to December 31, 2008.

V.  Information on Sales Charges and Distribution Related Expenses

Set forth below is information on sales charges (including any contingent deferred sales charges ("CDSCs")) received by the Portfolios, including the amounts paid to affiliates of BlackRock, for each

Portfolio's last fiscal year. Prior to October 1, 2008, BlackRock Distributors, Inc. ("BDI"), an affiliate of BlackRock, acted as the Portfolios' distributor. Effective October 1, 2008, BI, an affiliate of BlackRock, acts as the Portfolios' sole Distributor.

International Bond Portfolio

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Period Ended	Gross Sales Charges Collected	Sales Charges Retained By BI	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
December 31, 2008*	$10,257	$778	N/A	$2,834	$3,485
September 30, 2008****	$173,145	N/A	$14,005	$34,667	$11,826

Institutional Shares

For the Fiscal Period Ended	Gross Sales Charges Collected	Sales Charges Retained By BI	Sales Charges Retained By BDI	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
December 31, 2008*	$0	$0	N/A	$0	$0
September 30, 2008****	$0	N/A	$0	$0	$0

Investor B Sales Charges Information

Investor B Shares

For the Fiscal Period Ended	CDSCs Received By BDI	CDSCs Received By BI	CDSCs Paid To Affiliates
December 31, 2008*	N/A	$8,866	$8,866
September 30, 2008****	$32,683	N/A	$32,683

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Period Ended	CDSCs Received By BDI	CDSCs Received By BI	CDSCs Paid To Affiliates
December 31, 2008*	N/A	$9,720	$9,720
September 30, 2008****	$35,757	N/A	$35,757

Emerging Market Portfolio

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Period Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By BDI**	Sales Charges Retained By BI*	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$81	$4	$1	$17	$0

Institutional Shares

For the Fiscal Period Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By BDI**	Sales Charges Retained By BI*	Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$0	$0	$0	$0	$0

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Period Ended December 31,	CDSCs Received By BDI**	CDSCs Received By BI*	CDSCs Paid To Affiliates
2008	$576	$0	$576

Strategic Income Portfolio

Investor A and Institutional Sales Charges Information

Investor A Shares

For the Fiscal Period Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By BDI		Sales Charges Retained By BI		Sales Charges Paid To Affiliates	CDSCs Received on Redemption of Load- Waived Shares
2008	$18,687	$1,401	***	$0	*	$18,687	$0

Institutional Shares

For the Fiscal Period Ended December 31,	Gross Sales Charges Collected	Sales Charges Retained By BDI		Sales Charges Paid To BI		Sales Charges Paid To Affiliates	CDSCs Receivedw on Redemption of Load- Waived Shares
2008	$0	$0	***	$0	*	$0	$0

Investor C Sales Charges Information

Investor C Shares

For the Fiscal Period Ended December 31,	CDSCs Received By BDI		CDSCs Received by BI		CDSCs Paid To Affiliates
2008	$0	***	$142	*	$142

*  For the period October 1, 2008 to December 31, 2008.

**  For the period February 1, 2008 to September 30, 2008.

***  For the period February 5, 2008 to September 30, 2008.

****  For the period October 1, 2007 to September 30, 2008.

Distribution, Service and Other Fee Disclosure

The Trust has entered into a distribution agreement with BlackRock Investments, LLC ("BI") under which BI, as agent, offers shares of each Portfolio on a continuous basis. BI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BI's principal business address is 40 East 52nd Street, New York, NY 10022. BI is an affiliate of BlackRock.

The Trust may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BI, BAC, Merrill Lynch, PNC and their affiliates) (collectively, "Service Organizations") fees for the provision of personal services to shareholders. In the past, BlackRock or BI has retained a portion of the shareholder servicing fees paid by the Trust.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. For the period October 1, 2008 to December 31, 2008, BI retained an aggregate of $0 and $10 in distribution and shareholder servicing fees, respectively, for the Emerging Market Portfolio, and $653 and $4,670 in distribution and shareholder servicing fees, respectively, for the International Bond Portfolio and $0 and $10 in distribution and shareholder servicing fees, respectively, for the Strategic Income Portfolio. For the period February 1, 2008 to September 30, 2008, BDI retained an aggregate of $0 and $37 in distribution and shareholder servicing fees, respectively, for the Emerging Market Portfolio. For the fiscal year ended September 30, 2008, BDI retained an aggregate of $5,438 and $19,193 in distribution and shareholder servicing fees, respectively, for the International Bond Portfolio. For the period February 5, 2008 to September 30, 2008, BDI retained an aggregate of $0 and $32 in distribution and shareholder servicing fees, respectively, for the Strategic Income Portfolio. For the fiscal year ended September 30, 2007, BDI retained an aggregate of $107,775 and $825,165 in distribution and shareholder servicing fees, respectively, for the Trust, including the International Bond Portfolio. For the fiscal year ended September 30, 2006, BDI retained an aggregate of $58,731 and $581,828 in distribution and shareholder servicing fees, respectively, for the Trust, including the International Bond Portfolio.

For the fiscal period ended December 31, 2008, the Portfolios' share classes bore the following distribution and shareholder servicing fees under the Plan:

Portfolios – Investor A Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
International Bond Portfolio*	N/A	N/A	$72,118	—
Emerging Market Portfolio**	N/A	N/A	$61	—
Strategic Income Portfolio***	N/A	N/A	$919	—
Portfolios – Investor B Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
International Bond Portfolio	$15,965	—	$5,313	—
Portfolios – Investor C Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
International Bond Portfolio	$60,801	—	$20,267	—
Emerging Market Portfolio**	$296	—	$98	—
Strategic Income Portfolio***	$4,511	—	$1,504	—
Portfolios – Service Shares	Net Distribution Fees	Distribution Waivers	Net Shareholder Servicing Fees	Shareholder Servicing Waivers
International Bond Portfolio*	N/A	N/A	$28,883	—

*  For the period October 1, 2008 to December 31, 2008.

**  For the period February 1, 2008 to December 31, 2008.

***  For the period February 5, 2008 to December 31, 2008.

The maximum sales charge as a percentage of the net asset value per share for each portfolio at December 31, 2008 was 4.17% for each Portfolio.

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the period October 1, 2008 to December 31, 2008 was as follows:

Portfolio	Front-End Sales Charges
International Bond Portfolio	$10,257

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the year ended September 30, 2008 was as follows:

Portfolio	Front-End Sales Charges
International Bond Portfolio	$173,145

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the year ended September 30, 2007 was as follows:

Portfolio	Front-End Sales Charges
International Bond Portfolio	$53,204

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the year ended September 30, 2006 was as follows:

Portfolio	Front-End Sales Charges
International Bond Portfolio	$170,092

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the period February 1, 2008 to December 31, 2008 was as follows:

Portfolio	Front-End Sales Charges
Emerging Market Portfolio	$81

Total front-end sales charges paid by shareholders of Investor A Shares of the following Portfolio for the period February 5, 2008 to December 31, 2008 was as follows:

Portfolio	Front-End Sales Charges
Strategic Income Portfolio	$18,687

VI.  Computation of Offering Price Per Share

An illustration of the computation of the public offering price of the Investor A Shares of each Portfolio, based on the value of the Portfolio's net assets and number of Investor A Shares outstanding as of December 31, 2008 follows:

International Bond Portfolio
Investor A
Net Assets	$106,246,515.42
Outstanding Shares	9,690,367.862
Net Asset Value Per Share	$10.96
Maximum Sales Charge: 4.00% of offering price; 4.17% of net asset value per share(a)	0.46
Offering Price	$11.42

Emerging Market Portfolio
Investor A
Net Assets	$73,199.84
Outstanding Shares	8,733.449
Net Asset Value Per Share	$8.38
Maximum Sales Charge, 4.00% of offering price; 4.17% of net asset value per share(a)	0.35
Offering Price	$8.73
Strategic Income Portfolio
Investor A
Net Assets	$842,868.89
Outstanding Shares	105,703.126
Net Asset Value Per Share	$7.97
Maximum Sales Charge, 4.00% of offering price; 4.17% of net asset value per share(a)	0.33
Offering Price	$8.30

(a)  Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

The offering price for the Portfolios' other share classes is equal to the share class' net asset value computed as set forth above for Investor A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption. For more information on the purchasing and valuation of shares please see "Purchase of Shares" and "Pricing of Shares" in Part II of this SAI.

VII.  Portfolio Transactions and Brokerage

See "Portfolio Transactions and Brokerage" in Part II of this Statement of Additional Information for more information.

During the period October 1, 2008 through December 31, 2008, the following Portfolio paid brokerage commissions and commissions to affiliates as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
International Bond Portfolio	$10,884	$0

During the 12 months ended September 30, 2008, the following Portfolio paid brokerage commissions and commissions to affiliates as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
International Bond Portfolio	$85,032	$0

During the 12 months ended September 30, 2007, the following Portfolio paid brokerage commissions and commissions to affiliates as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
International Bond Portfolio	$93,719	0

During the 12 months ended September 30, 2006, the following Portfolio paid brokerage commissions and commissions to affiliates as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
International Bond Portfolio	$58,401	11,561

During the fiscal period ended December 31, 2008, the following Portfolios paid brokerage commissions and commissions to affiliates as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates
Emerging Market Portfolio*	$602	$0
Strategic Income Portfolio**	$0	$0

*  The Emerging Market Portfolio commenced operations on February 1, 2008. Prior to this date, the Portfolio did not have any assets.

**  The Strategic Income Portfolio commenced operations on February 5, 2008. Prior to this date, the Portfolio did not have any assets.

For the fiscal year ended December 31, 2008, the brokerage commissions paid to affiliates by the following Portfolios represented the following percentages of the aggregate brokerage commissions paid by each respective Portfolio:

Portfolios	Percentage of Aggregate Brokerage Commissions
International Bond Portfolio	0%
Emerging Market Portfolio*	0%
Strategic Income Portfolio	0%

*  The Emerging Market Portfolio commenced operations on February 1, 2008. Prior to this date, the Portfolio did not have any assets.

**  The Strategic Income Portfolio commenced operations on February 5, 2008. Prior to this date, the Portfolio did not have any assets.

For the fiscal year ended December 31, 2008, the dollar amount of transactions involving payment of commissions to affiliates by the following Portfolios represented the following percentages of the respective Portfolio's aggregate dollar amount of transactions:

Portfolios	Aggregate Dollar Amount Percentage of of Transactions:
International Bond Portfolio	0%
Emerging Market Portfolio*	0%
Strategic Income Portfolio**	0%

*  The Emerging Market Portfolio commenced operations on February 1, 2008. Prior to this date, the Portfolio did not have any assets.

**  The Strategic Income Portfolio commenced operations on February 5, 2008. Prior to this date, the Portfolio did not have any assets.

For the fiscal year ended December 31, 2008, the dollar amount of brokerage commissions paid to brokers for providing third party research services was $0.

The Trust is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Portfolios as of the end of its most recent fiscal year.

The value of International Bond Portfolio's aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2008 is as follows:

Regular Broker-Dealer	Security	Value
Barclays Bank PLC	Corporate Bonds	$1,851,284
Citigroup Global Markets, Inc.	Corporate Bonds	$1,968,397
Credit Suisse Securities (USA) LLC	Corporate Bonds	$2,433,561
Credit Suisse Securities (USA) LLC	Commercial Mortgage Backed Securities	$5,087,685
Deutsche Bank Securities, Inc.	Collateralized Mortgage Obligations	$419,228
Goldman Sachs & Co.	Collateralized Mortgage Obligations	$1,265,731
Goldman Sachs & Co.	Commercial Mortgage Backed Securities	$1,738,279
J.P. Morgan Chase & Co.	Corporate Bonds	$7,379,889
J.P. Morgan Chase & Co.	Collateralized Mortgage Obligations	$847,743
J.P. Morgan Chase & Co.	Commercial Mortgage Backed Securities	$6,782,271
Lehman Brothers, Inc.	Corporate Bonds	$413,725
Lehman Brothers, Inc.	Commercial Mortgage Backed Securities	$5,789,127
Morgan Stanley & Co., Inc.	Commercial Mortgage Backed Securities	$2,857,640
UBS Securities LLC	Corporate Bonds	$1,469,832

The value of Emerging Market Portfolio's aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2008 is as follows:

Regular Broker-Dealer
None.

The value of the Strategic Income Portfolio's aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2008 is as follows:

Regular Broker-Dealer
None.

VIII.  Additional Information Concerning Shares

Shares of each class of each Portfolio of the Trust bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Trust's Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Trust has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio's assets that are declared in the discretion of the Board of Trustees. The Trust's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Trust.

There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Trust's Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

The proceeds received by each Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Trust. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

The Trust's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE TRUST

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Trust will indemnify officers, representatives and employees of the Trust to the same extent that trustees are entitled to indemnification.

MISCELLANEOUS

The Trust. The Trust was organized as a Massachusetts business trust on April 26, 2007 and is registered under the 1940 Act as an open end, management investment company. Each of the Portfolios, except the International Bond Portfolio, are non-diversified.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019 serves as the Trust's counsel.

Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accountant.

Principal Shareholders

To the knowledge of the Trust, the following entities owned beneficially or of record 5% or more of each Portfolio's shares as of April 3, 2009:

Emerging Market Portfolio

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	86.15% of Investor A Shares

*BlackRock Funding Inc.	40 East 52nd St New York, NY 10022	12.61% of Investor A Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	55.89% of Investor C Shares

Name	Address	Percentage and Class
Resources Trust Company FBO Tony J. Stafford	PO Box 5900 Denver, CO 80217-5900	34.25% of Investor C Shares

*BlackRock Funding Inc.	40 East 52nd St New York, NY 10022	7.17% of Investor C Shares

*NFS LLC FEBO Northern Virginia Cardiology E	8505 Arlington Blvd. Fairfax, VA 22031	35.21% of Institutional Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	33.22% of Institutional Shares

*NFS LLC FEBO Eastern Shore Urology Assoc. 4	6 Caulk Ln. Easton, MD 21601	17.73% of Institutional Shares

*NFS LLC FEBO Northern Virginia Cardiology 4	8505 Arlington Blvd. Fairfax, VA 22031	8.87% of Institutional Shares

International Bond Portfolio

Name	Address	Percentage and Class
*Charles Schwab & Co Inc	101 Montgomery St. San Francisco, CA 94104-4122	19.08% of Investor A Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	17.70% of Investor B Shares

*CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	12.82% of Investor B Shares

*Special Custody Account for the Exclusive Benefit of Customers Omnibus Account	PO Box 32760 Louisville, KY 40232-2760	6.75% of Investor B Shares

*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.31% of Investor B Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	34.34% of Investor C Shares

*CitiGroup Global Markets Inc.	333 West 34th Street - 3rd Floor New York, NY 10001	11.20% of Investor C Shares

*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.76% of Investor C Shares

*Bank of America NA Shareholder Services	411 N Akard St. Dallas, TX 75201-3307	22.06% of BlackRock Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	17.89% of BlackRock Shares

*Fidelity Investments Institutional OP CO INC FIIOC AS Agent for certain Employee Benefit Plans	100 Magellan Way (KW1C) Covington, KY 41015-0000	12.69% of BlackRock Shares

*Credit Suisse Capital LLC	11 Madison Ave. New York, NY 10010-3643	10.94% of BlackRock Shares

*Knotfloat & Co.	1200 Crown Colony Drive Quincy, MA 02169	8.38% of BlackRock Shares

*Vallee & Co FBO 4B C/O M&I Trust Co. NA	11270 West Park Place - Ste 400 Milwaukee, WI 53224	5.62% of BlackRock Shares

Name	Address	Percentage and Class
*Saxon and Co	PO Box 7780-1888 Philadelphia, PA 19182	39.71% of Institutional Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	14.02% of Institutional Shares

*Prudential Investment Mgts Service FBO Mutual Fund Clients	100 Mulberry Street 3 Gateway Center Floor 10 Mail Stop NJ 05-11-20 Newark, NJ 07102-4056	29.71% of Service Shares

*Charles Schwab & Co. Inc.	101 Montgomery Street San Francisco, CA 94104-4122	14.94% of Service Shares

*State Street Trust FBO Arkansas Diamond Def Comp Plan	1 Lincoln Street Boston, MA 02111	10.29% of Service Shares

*Brown Brothers Harriman & Co.	525 Washington Blvd. Jersey City, NJ 07310	9.42% of Service Shares

Strategic Income Portfolio

Name	Address	Percentage and Class
*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	87.89% of Investor A Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	86.64% of Investor C Shares

*Merrill Lynch Pierce Fenner & Smith	4800 E Deer Lake Drive 3rd Floor Jacksonville, FL 32246-6484	93.76% of Institutional Shares

*  Record holders that do not beneficially hold the shares.

Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectuses, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

IX.  Financial Statements

The audited financial statements and notes thereto in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2008 (the "2008 Annual Report") are incorporated in this Statement of Additional Information by reference. No other parts of the 2008 Annual Report are incorporated by reference herein. The financial statements included in the 2008 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon Deloitte & Touche LLP's authority as experts in accounting and auditing. Additional copies of the 2008 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

PART II

Part II of this Statement of Additional Information contains information about the following funds: BlackRock Emerging Market Debt Portfolio (“Emerging Market Portfolio”), BlackRock International Bond Portfolio (“International Bond Portfolio”), BlackRock Strategic Income Portfolio (“Strategic Income Portfolio”); and BlackRock World Income Fund, Inc. (“World Income”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.”  Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.

Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC is the investment adviser or manager of each Fund and is referred to herein as the “Manager,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.”  The Securities and Exchange Commission is referred to herein as the “Commission.”

Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this Statement of Additional Information uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.

In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to the Funds.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio*	BlackRock World Income Fund
144 A Securities	X	X	X	X
Asset Backed Securities	X	X	X	X
Asset Based Securities
Precious Metal Related Securities
Bank Loans	X	X	X	X
Borrowing and Leverage	X	X	X	X
Cash Flows; Expenses	X	X	X	X
Cash Management	X	X	X	X
Collateralized Bond Obliations	X	X	X	X
Commercial Paper	X	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments	X	X	X	X
Convertible Securities	X	X	X	X
Debt Securities	X	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)	X	X	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Floating Rate	X	X	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors	X	X	X	X
Credit Default Swap Agreements	X	X	X	X
Credit Linked Securities	X	X	X	X
Interest Rate Transactions and Swaptions	X	X	X	X
Total Return Swap Agreements	X	X	X	X
Hybrid Instruments	X	X	X	X
Options on Securities and Securities Indices	X	X	X	X
Types of Options	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates	X	X	X	X
Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X	X
Forward Foreign Exchange Transactions	X	X	X	X
Currency Futures	X	X	X	X
Currency Options	X	X	X	X
Limitations on Currency Transactions	X	X	X	X
Risk Factors in Hedging Foreign Currency Risks	X	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Correlation Risk	X	X	X	X
Index Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X

	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio*	BlockRock World Income Fund
Distressed Securities	X	X	X	X
Dollar Rolls	X	X	X	X
Equity Securities	X	X	X	X
Exchange Traded Notes
Funding Agreements	X	X	X
Foreign Investment Risks	X	X	X	X
Foreign Market Risk	X	X	X	X
Foreign Economy Risk	X	X	X	X
Currency Risk and Exchange Risk	X	X	X	X
Governmental Supervision and Regulation / Accounting Standards	X	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X	X
Settlement Risk	X	X	X	X
Guarantees	X	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Inflation-indexed Bonds	X	X	X	X
Inflation Risk	X	X	X	X
Investment Grade Debt Obligations	X	X	X	X
Investment in Emerging Markets	X	X	X	X
Brady Bonds	X	X	X	X
Risk of Investing in Asia-Pacific Countries	X	X	X	X
Restrictions on Foreign Investments in Asia-Pacific Countries	X	X	X	X
Risks of Investments in Russia	X	X	X	X
Investment in Other Investment Companies	X	X	X	X
Restriction on Certain Investments	X	X	X	X
Junk Bonds	X	X	X	X
Mortgage-Related Securities	X	X	X	X
Mortgage Pass-Through Securities	X	X	X	X
Collateralized Mortgage Obligations (“CMOs”)	X	X	X	X
Adjustable Rate Mortgage Securities	X	X	X	X
CMO Residuals	X	X	X	X
Stripped Mortgage Backed Securities	X	X	X	X
Tiered Index Bonds	X	X	X	X
Lease Obligations				X
Liquidity Management	X	X	X	X
Master Limited Partnerships
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X	X
Money Market Securities	X	X	X	X
Mezzanine Investments	X	X	X	X
Municipal Investments			X
Risk Factors and Special Considerations Relating to Municipal Bonds			X
Description of Municipal Bonds			X
General Obligation Bonds			X
Revenue Bonds			X
Private Activity Bonds			X
Moral Obligation Bonds			X

	BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Portfolio*	BlackRock World Income Fund
Municipal Notes			X
Municipal Commercial Paper			X
Municipal Lease Obligations			X
Tender Option Bonds			X	X
Yields			X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs			X
Transactions in Financial Futures Contracts			X
Call Rights			X
Municipal Interest Rate Swap Transactions			X
Insured Municipal Bonds			X
Pay-in-kind-Bonds	X	X	X	X
Portfolio Turnover Rates	X	X	X	X
Preferred Stock	X	X	X	X
Real Estate Related Securities
Real Estate Investment Trusts (“REITs”)	X	X	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X
Rights Offerings and Warrants to Purchase	X	X	X	X
Securities Lending	X	X	X	X
Short Sales	X	X	X	X
Sovereign Debt	X	X	X	X
Standby Commitment Agreements	X	X	X	X
Stripped Securities	X	X	X	X
Supranational Entities	X	X	X	X
Tax-Exempt Derivatives	X	X	X	X
Tax-Exempt Preferred Shares	X	X	X	X
Taxability Risk	X	X	X	X
U.S. Government Obligations	X	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Yields and Ratings	X	X	X	X
Zero Coupon Securities	X	X	X	X

* These strategies and risks may also apply to the underlying funds invested in by the Strategic Income Portfolio.

144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities.  Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund.  When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

Asset-Based Securities. Certain Portfolios may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Portfolio may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Purchases and Forward Commitments” below.

A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate.  The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest.  If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.

The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Cash Flows; Expenses.  The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.

Cash Management.  Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.

Collateralized Bond Obligations.  Certain Portfolios may invest in CBOs to the extent that the securities underlying the CBO meet the credit quality requirements of the Portfolio.  The pool of securities is typically separated into tranches representing different degrees of credit quality.  The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate.  Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks.  The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate.  The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.  The High Yield Bond Portfolio will treat investments in convertible debt securities as debt securities for purposes of its investment policies.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.

All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term debt securities.

During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments.  This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.

Depositary Receipts (ADRs, EDRs and GDRs).  Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments.  ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities.  GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis.  Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.  Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”

Derivatives

Each Fund may use instruments referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use Derivatives for hedging purposes. Certain Funds may also use Derivatives for speculative purposes to seek to enhance returns. The use of a Derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Fund may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.

A Fund may use Derivative instruments and trading strategies, including the following:

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.

The Portfolios may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”).  Tender option bonds (including residual interests thereon) are excluded from this 10% limitation.

Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked to market daily, to avoid any potential leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will deposit in a segregated account liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage- backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.

Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with Derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities.  A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.  Caps and floors are less liquid than swaps.

A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt Derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are Derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.

Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.

Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.

Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.

Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by Standard & Poor’s). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.

Options on Securities and Securities Indices

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. Each Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by SEC guidelines.

Each Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.

Put Options. Each Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return. A Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Risks Associated with Options.  There are several risks associated with transactions in options on securities and indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures

A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

Risks Associated with Futures.  The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Each Fund’s Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Fund is operated so as not to be deemed a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. No Fund will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities.  Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars.  Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging.  A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.  For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen.  The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen.  This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

Some of the forward non-U.S. currency contracts entered into by the Portfolios are classified as non-deliverable forwards (NDF).  NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds.  All NDFs have a fixing date and a settlement date.  The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated.  The settlement date is the date by which the payment of the difference is due to the party receiving payment.  NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars.  They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps.  In order to protect against currency fluctuations, a Fund may enter into currency swaps.  A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.  Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.  Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Correlation Risk — the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.

Index Risk — If the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities.  However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted.  In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed.  During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment.  Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value.  Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale.  Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.  To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.  The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price.  The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold.  During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund.  If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls.  At the time a Fund enters into a dollar roll transaction, the adviser or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market.

Equity Securities.  Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

From time to time certain of the Portfolios may invest in shares of companies through initial public offerings (“IPOs”).  IPOs have the potential to produce, and have in fact produced, substantial gains for certain Portfolios.  There is no assurance that any Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance.  The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.  In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease.  Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Portfolios may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution.  ETNs combine both aspects of bonds and ETFs.  An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument.  An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument.  ETNs also incur certain expenses not incurred by their applicable reference instrument.  Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater.

Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument.  The market value of ETN shares may differ from the value of the reference instrument.  This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  An investor in an ETN could lose some or all of the amount invested.

Funding Agreements.  Certain Funds may invest in Guaranteed Investment Contracts (“GICs”) and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Foreign Investment Risks.  Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency.  Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.

In addition to equity securities, foreign investments of the Funds may include:  (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper.  Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States.  However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money.  In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations..  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.  In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars.  Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.  This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.  In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Guarantees.  A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Since there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the manager do not expect to hold these securities to a material extent.

See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars.  Some of these instruments may have the characteristics of futures contracts.  In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance.  These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”

Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S.

Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighbouring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.  There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.

The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities.  The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Fund intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Fund.

Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including exchange traded funds, which are typically open-end funds or unit investment trusts listed on a stock exchange. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.)  Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies

(including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Junk Bonds.  Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality.  While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time.  High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated.  The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition.  High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

The major risks in junk bond investments include the following:

•                  Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•                  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.  Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.

•                  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

•                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

•                  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.

•                  The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities.  The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds.  In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.  Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market.  An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets.  Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.  When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations.

•                  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

•                  The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis.  Additionally, prices for high yield securities may be affected by legislative and regulatory developments.  These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

•                  The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk.  Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds.  Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.

In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund.  The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.  If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

Lease Obligations.  A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

Liquidity Management.  As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests.  High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks.  Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. Bank obligations include certificates of deposit (“CDs”), notes, bankers’ acceptances (“BAs”) and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions, domestic branches of foreign banks, and also foreign branches of domestic banks having total assets at the time of purchase in excess of $1 billion.  These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. In particular, the Funds may invest in:

(a)

U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including assets of domestic and foreign branches of such banks);

(b)

high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)

municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or instrumentalities or which otherwise depend directly or indirectly on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch; and

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board,

To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.

Mezzanine Investments.  Certain Funds, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants).  Such mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.

GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) are typically mortgage pass-through certificates which provide the holder with a pro rata interest in the underlying mortgages.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue.  Mortgage-related securities guaranteed by Ginnie Mae include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States.  Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.  Fannie Mae is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of principal and interest by Fannie Mae.  Mortgage-

related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.  Freddie Macs, which are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank, are supported by the right of the issuer to borrow from the Treasury.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac.  Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.  Freddie Mac “Gold” PCs are guaranteed as to timely payment of interest and principal by Freddie Mac and represent 100% of the current fixed-rate production of the majority of Freddie Mac fixed-rate securities outstanding.

On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards.  Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.  Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes.  A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”).  PAC bonds generally require payments of a specified amount of principal on each payment date.  The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are Derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act.  Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are Derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Municipal Investments

The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond.

Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-

Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as Derivatives.

The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.

Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).

General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest.  Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds.

Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities.  Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment.  Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units.  Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.  Issuers of municipal securities might seek protection under the bankruptcy laws.  In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.  To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund.  When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets.  Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt.  In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.

Tender Option Bonds. Certain Funds may, invest in residual interest municipal tender option bonds, which are Derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Funds may invest in residual interests for the purpose of using economic leverage.

Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Bonds purchased from a Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Bonds. A Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If a Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.

A Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Bonds owned by the tender option bond trust.

The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Bonds.

If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests—most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.

A Fund may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis.  These securities grant the Funds the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.

Investments in residual interest and floating rate interest tender option bonds may be considered Derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).

Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.

The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.

Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Bond Market Association Municipal Swap Index swaps (“BMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and BMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax-exempt index, BMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.

Insured Municipal Bonds.  Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures.  Either the issuer of the bond or the Fund purchases the insurance.  Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments.  However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value.  Also, the Fund cannot be certain that any insurance company does not make these payments.  In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield.  The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade.  However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds.  If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

Pay-in-kind Bonds.  Certain Funds may invest in Pay-in-kind, or PIK, bonds.  PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment.  The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash.  Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments.  To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.

Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Internal Revenue Code (the “Code”).

Real Estate Investment Trusts (“REITs”).  In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate.  REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs.  In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital.  As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares.  Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period.  In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest.  A Fund may enter into “tri-party” repurchase agreements.  In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Repurchase agreements and purchase and sale contracts result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations.  However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities.  In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.

Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.  In the case of a repurchase agreement, as a purchaser, a Fund’s adviser or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts.  The Fund’s adviser or sub-adviser will mark-to-market daily the value of the securities.  Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.  If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted.  Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities.  To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest.  If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.  Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price.  A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest).  The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative.  Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A

Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans.  Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds.  Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds.  Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, acts as securities lending agent for the Funds and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Funds’ securities lending program.  BIM may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIM or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

The Funds may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the SEC.

Rights Offerings and Warrants to Purchase. Each Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the Portfolio a shareholder of the underlying stock.

Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Fund may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks.  A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes.  Stand-by commitments will be valued at zero in determining net asset value.  Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

The International Bond Portfolio also may purchase “stripped” securities that evidence ownership in the future interest payments or principal payments on obligations of non-U.S. governments.

Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Tax-Exempt Derivatives.  Certain Funds may hold tax-exempt Derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used.  For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt Derivatives are created.  Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof.  In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian.  Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment.  A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments.  The Municipal Bond Funds may hold tax-exempt Derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt Derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such Derivative securities.  Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt Derivatives or the basis for such opinions.

Tax-Exempt Preferred Shares.  Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries.  The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Taxability Risk.  Certain of the Funds intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Portoflio’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS(r)”); monthly income preferred securities (“MIPS(r)”); quarterly income bond securities (“QUIBS(r)” ); quarterly income debt securities (“QUIDS(r)”); quarterly income preferred securities (“QUIPS/sm/”); corporate trust securities (“CORTS(r)”); public income notes (“PINES(r)”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities establish ed by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

U.S. Government Obligations.  A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury.  Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.  Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)).  These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations.  These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the GNMA, FNMA and FHLMC.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including “TBA” (to be announced) basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date.  In these cases the Portfolio may realize a taxable capital gain or loss.

When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the

Portfolio agrees to purchase the securities.  The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Yields and Ratings.  The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue.  The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate.  Ratings, however, are general and are not absolute standards of quality.  Consequently, obligations with the same rating, maturity and interest rate may have different market prices.  Subsequent to its purchase by a Fund, a rated security may cease to be rated.  A Fund’s adviser or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Suitability (All Funds)

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Funds)

See Part I, Section II “Investment Restrictions” of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Directors and Officers

See Part I, Section III “Information on Directors and Officers,” “—Biographical Information,” “— Share Ownership” and “— Compensation of Directors” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

For Funds that do not have an Administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BI” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pay certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Sub-Advisory Fee. The Manager of each Fund has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. Each Sub-Adviser is an affiliate of the Manager and is an indirect wholly owned subsidiary of BlackRock.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. The Agreements automatically terminate on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (“PNC GIS” or the “Transfer Agent”), a subsidiary of PNC, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.

Accounting Services. Each Fund has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by each Fund and the Manager, each Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board of Directors provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the portfolio manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., Fund annual report), a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal Department in which the person or company (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of an attorney in the Manager’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least 30 calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than 30 days old in order to facilitate the purchase and sale of portfolio holdings. The

Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, the Fund’s outside counsel, accounting services provider and independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide monthly and quarterly selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel

Fund’s Transfer Agent

Fund’s independent registered public accounting firm

Fund’s accounting services provider — State Street Bank and Trust Company

Fund Custodian

Independent rating agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance, Informa PSN Investment Solutions and iMoney.Net

Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningstar/Investorforce; Russell Investments (Mellon Analytical Solutions) and Wilshire Associates

Portfolio Compliance Consultants — i-Flex Solutions, Inc.

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. Each Director has a fiduciary duty as a director to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), and The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Valuation of Portfolio Securities” in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BI and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and Derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each BlackRock-advised open-end fund offers multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C shares are sold to investors choosing the deferred sales charge alternative. Institutional, Service and BlackRock shares, which are available only to certain eligible investors in certain Funds, are sold without a sales charge. Certain Funds offer Class R shares, which are available only to certain authorized qualified employee benefit plans and are sold without a sales charge. In addition, certain Funds offer share classes that are available only for dividend and capital gain reinvestments by existing shareholders and in certain limited additional situations. Certain other Funds offer other classes of shares with different investor eligibility and sales charge arrangements. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Certain classes have an exchange privilege that differs from class to class. See “Shareholder Services — Exchange Privilege.”

The applicable offering price for purchase orders is based on the net asset value of the applicable class of shares of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by one or both Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.  It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders.

The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s manager, sub-advisers, BI or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may enter into agreements with certain firms whereby such firms will be able to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.

Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering such shares from time to time. Any order may be rejected by a Fund or a Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Institutional Shares

Institutional shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional shares. Investors who are eligible to purchase Institutional shares should purchase Institutional shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2, Class R or Service shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.

Eligible Institutional Share Investors. Institutional shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

Payment for Institutional shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

Investors who currently own Institutional shares in a shareholder account are entitled to purchase additional Institutional shares of a Fund in that account, although shareholders that hold their shares through a financial adviser or other financial intermediary that has an omnibus account with the Fund must meet the Institutional minimum investment requirements in order to make such additional purchases. In addition, the following investors may purchase Institutional shares:   Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional Shares; Institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain qualified retirement plans; investors in selected fee based programs; clients of registered investment advisors who have $250,000 invested in the Funds; clients of the Trust departments of PNC Bank and Merrill Lynch Trust Company and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with a Distributor; and holders of certain Merrill Lynch sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.

Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc., The PNC Financial Services Group Inc., or their respective affiliates may purchase Institutional Shares without regard to any existing minimum investment requirements. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.

Initial Sales Charge Alternative — Investor A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Investor A shares. Investor A1 shares generally are not continuously offered but are offered (i) for purchase by certain authorized employee benefit plans and (ii) to certain investors who currently hold Investor A1 shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 shares are sometimes referred herein to as “front-end load shares.”

Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor C, Investor C1 and Investor C2

shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional shares may no longer be eligible to purchase Institutional shares of other Funds, those previously purchased Institutional shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1 and Service shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional shares.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A and Investor A1 shares for the periods indicated.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.

Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.

Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional Shares in most BlackRock Funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, or Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Purchase Privileges of Certain Persons.

Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A or Investor A1 shares. BlackRock may pay placement fees to dealers on purchases of Investor A shares of all Funds by Qualified Plans.

Except as noted below these placement fees may be up to the following amounts:

Less than $3,000,000	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to High Income Fund the placement fees may be up to the following amounts:

Less than $3,000,000	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to Short-Term Bond and Short-Term Municipal these placement fees may be up to the following amounts:

Less than $3,000,000	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Bond Fund Investor A shares will result in a placement fee of up to 0.50% on the first $3 million and 0.25% on the final $1 million).

Other. The following persons associated with the Funds, the Fund’s investment adviser, sub-advisers, distributors, fund accounting agent or transfer agent and their affiliates may buy Investor A or, where applicable, Investor A1 shares of each of the Funds without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners; (b) employees and retirees; (c) representatives of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Investor A shares without paying a sales charge: (a) authorized qualified employee benefit plans and rollovers of current investments in a Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) clients of registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons associated with the Fund, the Fund’s Distributor, the Fund’s Manager, sub-adviser or Transfer Agent, and their affiliates; (f) persons participating in a “wrap account” or similar program under which they pay advisory fees to a broker-dealer or other financial institution; (g) persons participating in an account or program under which they pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (h) MetLife employees. Investors who qualify for any of these exemptions from the sales charge may purchase Investor A shares.

If you invest $1,000,000 or more in Investor A or Investor A1 shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 ½ from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of PFPC custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.

The CDSC related to purchases of $1,000,000 or more of Investor A or Investor A1 shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Investor A shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.

Acquisition of Certain Investment Companies. Investor A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.

Deferred Sales Charge Alternative — Investor B and Investor C Shares

Investors choosing the deferred sales charge alternative should consider Investor B shares if they intend to hold their shares for an extended period of time and Investor C shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor B or Investor C shares, you do not pay an initial sales charge at the time of purchase.  A Fund will not accept a purchase order of $50,000 or more for Investor B Shares or $500,000 or more for Investor C Shares.

Investor B  and Investor B1 shares generally are not continuously offered but are offered by exchange (Investor B shares only) and also to certain investors who currently hold Investor B or Investor B1 shares for dividend and capital gain reinvestment. In addition, certain qualified employee benefit plans that currently hold Investor B or Investor B1 share may purchase additional Investor B or Investor B1 shares or effect exchanges between Funds in those classes.

If you select Investor C, Investor C1 or Investor C2 shares, you do not pay an initial sales charge at the time of purchase. Investor C1 and Investor C2 shares generally are not continuously offered but are offered (i) for purchase by certain qualified employee benefit plans and (ii) to certain investors who currently hold Investor C1 shares for dividend and capital gain reinvestment.

The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, Investor B and Investor B1 shares will be converted into Investor A or Investor A1 shares, respectively, of a Fund after a conversion period of approximately ten years for all Funds (seven years for International Bond Portfolio), and, thereafter, investors will be subject to lower ongoing fees.

BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries (including Merrill Lynch and BAC) related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1 and Investor C2 Shares.

Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1 or Investor C2 Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B2 Shares.

Contingent Deferred Sales Charges — Investor B and Investor B1 Shares. If you redeem Investor B or Investor B1 shares within six years of purchase (three years for Investor B1 shares of Bond Fund and Investor B shares of Short Term Municipal and Intermediate Municipal), you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 shares for Investor B shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.

The following table sets forth the CDSC schedule that applies to the Investor B shares for all Funds except Short Term Municipal, Intermediate Municipal, International Bond Portfolio, and to the Investor B1 shares for all Funds, as applicable, except Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 — 1	4.00%
1 — 2	4.00%
2 — 3	3.00%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B Shares of International Bond Portfolio:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 — 1	4.50%
1 — 2	4.00%
2 — 3	3.50%
3 — 4	3.00%
4 — 5	2.00%
5 — 6	1.00%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).

The following table sets forth the CDSC schedule that applies to the Investor B shares for Municipal Bond — Short Term Portfolio and Municipal Intermediate Term and to the Investor B1 shares for Bond Fund:

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0 — 1	1.00%
1 — 2	0.50%
2 — 3	0.25%
3 and thereafter	None

Conversion of Investor B Shares and Investor B1 Shares to Investor A Shares and A1 Shares. Approximately ten years after purchase (the “Conversion Period”), Investor B and Investor B1 shares of each Fund (except Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio) will convert automatically into Investor A and Investor A1 shares, respectively, of that Fund (the “Conversion”). The Conversion Period for Investor B Shares of Emerging Market Portfolio, International Bond Portfolio and Strategic Income Portfolio is approximately seven years.  The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.

Shares acquired through reinvestment of dividends on Investor B or Investor B1 shares will also convert automatically to Investor A or Investor A1 shares, respectively. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding. If at the Conversion Date the Conversion will result in less than $50 worth of Investor B or Investor B1 shares being left in an account, all of the Investor B or Investor B1 shares of the Fund held in the account will be converted into Investor A or Investor A1 shares of the Fund.

In general, Investor B shares of equity funds will convert approximately eight years after initial purchase and Investor B and Investor B1 shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B or Investor B1 shares with an eight-year Conversion Period for Investor B shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B or Investor B1 shares will convert to Investor A or Investor A1 shares, respectively, on the next scheduled Conversion Date after the certificates are delivered.

Contingent Deferred Sales Charge — Investor C Shares

Investor C, Investor C1 and Investor C2 shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C,

Investor C1 or Investor C2 CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C, Investor C1 and Investor C2 shares. In addition, no CDSC will be assessed on Investor C, Investor C1 and Investor C2 shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.

Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions

The CDSC on Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares purchased through certain authorized qualified employee benefit plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares; (7) withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of PFPC custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares acquired through the reinvestment of dividends or distributions.

Class R Shares

Certain of the Funds offer Class R shares as described in each such Fund’s Prospectus. Class R shares are available only to certain retirement plans. Class R shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.

If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.

Service Shares. Certain Funds offer Service shares, which are available only to certain investors. Service shares are offered without a sales charge to financial institutions (such as banks and brokerage firms) acting on behalf of their customers, certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 and investors that participate in the Capital DirectionsSM asset allocation program.

BlackRock Shares. Certain Funds offer BlackRock shares, which are available only to certain investors. BlackRock shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.

Redemption Fee

Certain Funds charge a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of a Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). A Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of a Fund, the redemption fee will not be assessed on redemptions or exchanges by:

•

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

•	accounts of shareholders who have died or become disabled;

•	shareholders redeeming or exchanging shares:

• through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

•

in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

• in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

•	redemptions of shares acquired through dividend reinvestment;

•	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long- term shareholders; and

•	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship

Each Fund may sell shares to certain 401(k) plans, 403(b) plans, bank or trust company accounts and accounts or certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations.

Closed End Fund Reinvestment Option

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to shareholders of certain continuously offered closed-end funds advised by a Manager (an “Eligible Fund”) who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of BlackRock Senior Floating Rate Fund, Inc. will receive Investor B shares of a Fund and shareholders of BlackRock Senior Floating Rate Fund II, Inc. will receive Investor C shares of a Fund.

In order to exercise this reinvestment option, a shareholder of an Eligible Fund must sell his or her shares back to the Eligible Fund in connection with a tender offer conducted by the Eligible Fund and reinvest the proceeds immediately in the designated class of shares of a Fund. Purchase orders from Eligible Fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of a Fund on such day. Shareholders who exercise the reinvestment option will not be required to pay any Early Withdrawal Charge that may be due on the sale of their Eligible Fund shares. Under the reinvestment privilege, Eligible Fund shareholders will pay the Early Withdrawal Charge in the form of a contingent deferred sales charge only upon redemption of the Investor B or Investor C shares they acquire in the transaction. In determining whether a CDSC is due on the redemption of such Investor B or Investor C shares, the holding period of the Eligible Fund shares will be tacked to the holding period of the shares acquired upon the exercise of the reinvestment privilege. The holding period of the Eligible Fund shares will also count toward the holding period for the conversion of Investor B Shares into another class of shares. The CDSC schedule that applies to the acquired shares will be the same as the Early Withdrawal Charge schedule that applies to the Eligible Fund shares sold.

Distribution Plans

Each Fund has entered into a distribution agreement with BI under which BI, as agent, offers shares of each Fund on a continuous basis. BI has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BI’s principal business address is 40 East 52nd Street, New York, NY 10022. BI is an affiliate of BlackRock.

Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares (each, a “Plan”), the Fund may pay BI and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BI, BAC, Merrill Lynch, PNC and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BI has retained a portion of the shareholder servicing fees paid by the Fund.

Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.

The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b 1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.

Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.

See Part I, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to a Distributor under each Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD  imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

See Part I, Section V “Information on Sales Charges and Distribution Related Expenses — Limitation on the Payment of Deferred Sales Charge” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R shares of your Fund.

Other Compensation to Selling Dealers

Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BI and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.

With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.

With respect to Investor B, Investor B1 and Investor B2 Shares, Service Organizations and other broker/dealers receive commissions from BI for selling Investor B, Investor B1 and Investor B2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BI of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B2 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B2 Shares automatically convert to Investor A Shares.

With respect to Investor C, Investor C1 and Investor C2 Shares, Service Organizations and other broker-dealers receive commissions from BI for selling Investor C, Investor C1 and Investor C2 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BI of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1 or Investor C2 Shares are redeemed within 12 months of purchase.

From time to time BI and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BI or BlackRock.

The Funds currently do not make distribution payments with respect to Investor A, Investor A1, HL, Service, Institutional or BlackRock Shares under the Plans. However, the Plans permits BI, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BI, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BI, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BI’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

The payments described above may be made, at the discretion of BI, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (“FINRA”) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, Inc., AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets, Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers and other financial services firms under common control with the above organizations (or their assignees). The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

Other Distribution Agreements

Certain Funds and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

In lieu of payments pursuant to the foregoing, BI, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

Furthermore, BI, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BI, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — .15% of net assets; certain fixed income funds — .20% of net assets; and certain equity funds — .25% of net assets (except that with respect to the Index Equity Fund, the fee is .04% of net assets).

Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of BlackRock Shares of the Small Cap Value Equity Fund, and HL Shares, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and Class R Shares of all Funds. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BI or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

REDEMPTION OF SHARES

Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any of shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC or redemption fee that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.

The right to redeem shares may be suspended for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.  (A portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Redemption

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check, or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer.  Certain redemption requests, such as those in excess of these amounts, and those where (i) a Fund does not have verified banking information on file; or (ii) the proceeds are not to be paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications.  For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees which are not a part of these programs will not be accepted.  A notary public seal will not be acceptable.  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption.  In some cases, however, other documents may be necessary.  Additional documentary evidence of authority is required by BlackRock in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

If you make a redemption before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account.  A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.  Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained.  A Fund may refuse a telephone redemption request if it believes it is advisable to do so.  During periods of substantial economic or market change, telephone redemptions may be difficult to complete.  Please find below alternative redemption methods.

Redeem by VRU:  Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds.  Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record.  Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to a Fund’s Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., P.O. Box 9819, Providence, Rhode Island 02940. Redemption requests delivered other than by mail should be sent to PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02860. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares.  All shareholders on the account must sign the letter. A medallion signature guarantee may be required but may be waived in limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.

Note on Low Balance Accounts.  Because of the high cost of maintaining smaller shareholder accounts, a Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below the required minimum initial investment due to redemptions you have made. You will be notified that the value of your account is less than the required minimum initial investment before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least the required minimum initial investment before a Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Repurchase

A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.

These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC or redemption fee). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.

Reinstatement Privilege — Investor A Shares

Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest their redemption proceeds (after paying any applicable CDSC or redemption fee) in Investor A shares of the SAME fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, BlackRock must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

SHAREHOLDER SERVICES

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.

You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with a Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with a Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.

Exchange Privilege

U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Institutional shares of each Fund have an exchange privilege with certain other Funds. In order to qualify for the exchange privilege, the shares you wish to exchange are required to have a net asset value of at least $100. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Investor A, Investor A1 and Institutional Shares. Institutional shares are exchangeable with shares of the same class of other Funds. Investor A and Investor A1 shares are exchangeable for Investor A shares of other Funds.

Exchanges of Institutional shares outstanding (“outstanding Institutional shares”) for Institutional shares of a second fund or for shares of a money market fund (“new Institutional shares”) are effected on the basis of relative net asset value per Institutional share. Exchanges of Investor A or Investor A1 shares outstanding (“outstanding Investor A shares”) for Investor A shares of a second fund, or for shares of a money market fund (“new Investor A shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares outstanding (“outstanding Investor B or Investor C shares”) may exchange their shares for Investor B or Investor C shares, respectively, of a second fund or for shares of a money market fund (“new Investor B or Investor C shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C shares, the time you held both the exchanged Investor B or Investor C shares and the new Investor B shares or Investor C shares will count towards the holding period of the new Investor B or Investor C shares. For example, if you exchange Investor B shares of a Fund for those of a second Fund after having held the first Fund’s Investor B shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B shares to the four year holding period for the second Fund’s Investor B shares, you will be deemed to have held the second Fund’s Investor B shares for more than six years.

Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional shares of a Fund will receive Investor A shares of Summit and exchanges of Investor B, Investor B1, Investor C, Investor C1 and Investor C2 shares of a Fund will receive Investor B shares of Summit. You may exchange Investor A shares of Summit back into Investor A or Institutional shares of a Fund. You may exchange Investor B shares of Summit back into Investor B or Investor C shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B shares. Investor B shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B shares. Exchanges of Investor B or Investor C shares of a money market fund other than Summit for Investor B or Investor C shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor B or Investor C shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C shares of the Fund received in the exchange, the holding period of the money market fund Investor B or Investor C shares originally held will be added to the holding period of the Investor B or Investor C shares acquired through exchange.

Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.

Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or PNC GIS, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.

A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC Global Inc., P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.

The Funds and BI will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Funds and BI will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.  By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding.  The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders.  The exchange privilege is only available in states where the exchange may legally be made.

Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by a Distributor.

Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Automatic Investment Plans

Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account.  The minimum pre-authorized investment amount is $50.  If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.

Automatic Dividend Reinvestment Plan

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to dividends paid after its receipt by PNC GIS. Each Fund declares a dividend each day on “settled” shares (i.e., shares for which the particular Fund has received payment in Federal funds) on the first business day after a purchase order is placed with the Fund. Payments by check are normally converted to Federal funds within two business days of receipt. Over the course of a year, substantially all of the Fund’s net investment income will be declared as dividends. The amount of the daily dividend for each Fund will be based on periodic projections of its net investment income. All dividends are paid within ten days after the end of each month. Net realized capital gains (including net short-term capital gains), if any, will be distributed by each Fund at least annually.

Systematic Withdrawal Plans

Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor C, Investor C1 or Investor C2 shares in excess of this limit are still subject to the applicable CDSC.

For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.

Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

PRICING OF SHARES

Valuation of Shares. The net asset value for each class of shares of each Fund is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.

The principal asset of the Feeder Fund will normally be its interest in the Master Fund. The value of that interest is based on the net assets of the Master Fund, which are comprised of the value of the securities held by the Master Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Master Fund). Expenses of the Master Fund, including the investment advisory fees, are accrued daily. The net asset value of the Feeder Fund is equal to the value of its proportionate interest in the net assets of the Master Fund plus any cash or other assets, minus all liabilities (including accrued expenses) of the Feeder Fund. The valuation of securities by the Master Fund is discussed in its Registration Statement.

Valuation of securities held by each Fund is as follows:

Equity Investments. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Options, Futures, Swaps and Other Derivatives. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other Derivatives are generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain foreign securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock

Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing a Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.

BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock’s Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock’s portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Fund, it is expected that all transactions in portfolio securities will be entered into by the Master Fund.

In selecting brokers or dealers to execute portfolio transactions, the investment adviser and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Fund with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Fund, BlackRock is primarily responsible for the execution of the Master Fund’s portfolio transactions and the allocation of brokerage.

From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.

Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for each Fund and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BI or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BI or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Portfolio Turnover

While a Fund generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.

For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load, CDSC and Service shares will be lower than the per share dividends on Institutional shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service shares, and the service and distribution fees applicable to Class R shares. Similarly, the per share dividends on CDSC and Class R shares will be lower than the per share dividends on front-end load and Service shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.

Taxes

Each Fund intends to elect and to qualify or to continue to qualify, as appropriate, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders , provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year..

Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B shares into Investor A shares or Investor B1 shares into Investor A1 shares. A shareholder’s tax basis in the Investor A or Investor A1 shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 shares, and the holding period of the acquired Investor A or Investor A1 shares will include the holding period for the converted Investor B or Investor B1 shares.

If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.

Distributions of a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to distributions of real property gain received by the Fund from a REIT, generally will cause a foreign shareholder who has held more than 5% of the Fund at any time during the one-year period ending on the date of distribution to treat such distributions as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax of 35% and may require the foreign shareholder to file a U.S. federal income tax return.

Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the particular tax consequences to them of an investment in a Fund.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of certain Funds that invest more than 50% of the value of their assets at the close of a taxable year in foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if the Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign source income among each class of shareholders according to a method similar to that described above for the allocation of dividends taxable at the maximum 15% tax rate.

Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Fund may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and the Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests which may be difficult or impossible to obtain.

Municipal Funds

Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.

All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.

Please see Part I of your Fund’s Statement of Additional Information for certain state tax information relevant to an investment in California Insured, Florida Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond, as well as information on economic conditions within each applicable state.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.

Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 15% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I, Section VIII “Fund Performance” of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.

A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. In such event, provided that the Manager’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients. If the Manager determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Manager’s Portfolio Management Group and/or the Manager’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Funds’ Proxy Voting Policies are attached as Appendix B.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.

No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.

For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.

Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

Certain Funds are organized as Delaware statutory trusts.

See Part I, Section VIII “Additional Information — Description of Shares” of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information

Under a separate agreement, BlackRock has granted each Fund the right to use the “BlackRock” name and has reserved the right to (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC as investment adviser and (ii) to grant the use of such name to any other company.

See Part I, Section VIII “Additional Information — Principal Shareholders” section of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as

BB B CCC CC C

having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c

The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c

The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p

The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

•Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

•Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA

Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A

Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB

Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD

Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3

Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S

Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert

Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Appendix B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Introduction

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.(1) When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(2) It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

(1)     Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(2)     Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Proxy Voting Policies

A.       Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.      Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.       Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.       Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.        Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.       Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.       Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.       Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

Reports to the Board

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23.    Exhibits

(1)		—	Articles of Incorporation

	(a)	—	Declaration of Trust of the Registrant dated April 26, 2007 is incorporated by reference to Exhibit 1(a) of Registrant’s filing of its Registration Statement on Form N-1A on May 3, 2007.

	(b)	—

Amendment No. 1 to Declaration of Trust of the Registrant is incorporated herein by reference to Exhibit 1(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(2)		—	By-laws

	(a)	—	Amended and Restated Code of Regulations of the Registrant, effective December 9, 2008, filed herewith.

(3)		—	Instruments Defining Rights of Security Holders

	(a)	—	Sections V, VIII and IX of Registrant’s Declaration of Trust dated April 26, 2007 are incorporated herein by reference to Exhibit (1)(a).

		—	Article I of Registrant’s Code of Regulations is incorporated herein by reference.

		—	Article I, Article II and Article V (Section 4) of the Amended and Restated Code of Regulations of the Registrant are incorporated herein by reference to Exhibit (2)(a).

(4)		—	Investment Advisory Contracts

	(a)	—

Form of Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC relating to all Portfolios except the Strategic Portfolio I is incorporated herein by reference to Exhibit 4(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(b)	—

Form of Investment Advisory Agreement between Registrant and BlackRock Financial Management, Inc. with respect to the Strategic Portfolio I is incorporated herein by reference to Exhibit 4(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(c)	—

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Bond Portfolios is incorporated herein by reference to Exhibit 4(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(d)	—

Form of Addendum No. 1 to Investment Advisory Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 4(d) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

	(e)	—

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc. with respect to the Emerging Market Debt, Strategic Income, Income and Income Builder Portfolios is incorporated herein by reference to Exhibit 4(e) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

	(f)	—

Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC with respect to the Income and Income Builder Portfolios is incorporated herein by reference to Exhibit 4(f) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

(5)		—	Underwriting Contracts

	(a)	—

Form of Distribution Agreement between Registrant and BlackRock Investments, LLC, formerly, BlackRock Investments, Inc., is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 28, 2008.

(6)		—	Bonus or Profit Sharing Contracts

		—	None.

(7)		—	Custodian Agreements

	(a)	—

Form of Custodian Agreement between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit 7(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(b)	—

Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit 7(b) of Post-Effective Amendment No. 3 to Registrant’s registration Statement on Form N-1A filed on January 1, 2008.

(8)		—	Other Material Contracts

	(a)	—

Form of Administration Agreement among Registrant, BlackRock Advisors, LLC and PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(b)	—

Form of Transfer Agency Agreement between Registrant and PNC Global Investment Servicing (U.S.) Inc. formerly known as PFPC Inc. is incorporated herein by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(c)	—

Form of Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(d)	—

Schedule A to Expense Limitation Agreement in incorporated herein by reference to Exhibit 8(d) of Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A filed on January 29, 2008.

	(e)	—

Form of Shareholders’ Administrative Services Agreement between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(e) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(f)	—

Form of Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 14 to BlackRock Global Growth Fund, Inc.’s Registration Statement on Form N-1A filed on December 17, 2007.

	(g)	—

Form of Amended and Restated Credit Agreement among the Registrant, a syndicate of banks and certain other parties is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 20 to BlackRock Fundamental Growth Fund, Inc.’s Registration Statement on Form N-1A filed on December 22, 2008.

	(h)	—

Form of Securities Lending Agreement between the Registrant and BlackRock Investment Management, LLC dated June 1, 2007 is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Merrill Lynch Ready Assets Trust , filed on April 21, 2008.

(9)		—	Legal Opinion

	(a)	—

Opinion of Skadden, Arps, Slate, Meagher & Flom LLP is incorporated herein by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A Filed on June 1, 2007.

	(b)	—	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP is incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 3 to the Registrant’s Registration

Statement on Form N-1A Filed on January 29, 2008.

(10)		—	Other Opinions

	(a)	—	Consent of Deloitte & Touche LLP is filed herewith.

(11)		—	Omitted Financial Statements

	(a)	—	None.

(12)		—	Initial Capital Agreements

	(a)	—	None.

(13)		—	Rule 12b-1 Plan

	(a)	—

Distribution and Service Plan for Service, Investor A, Investor B, Investor C, Institutional, HL, BlackRock, Investor A1, Investor B1, Investor B2, Investor C1, Investor C2 and R Shares is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2008.

	(b)	—

Appendix to Distribution and Service Plan is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A filed on October 29, 2008.

(14)		—	Rule 18f-3 Plan.

	(a)	—

Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System is incorporated herein by reference to Exhibit 14(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

(15)		—	Reserved

(16)		—	Codes of Ethics

	(a)	—	Code of Ethics of Registrant is incorporated herein by reference to Exhibit 16(a) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(b)	—	Code of Ethics of BlackRock, Inc. is incorporated herein by reference to Exhibit 16(b) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 1, 2007.

	(c)	—	Code of Ethics of BlackRock Investments, LLC (to be filed by amendment).

(99)		—	Power of Attorney

	(a)	—

Power of Attorney of James H. Bodurtha, Bruce R. Bond, Donald W. Burton, Stuart E. Eizenstat, Kenneth A. Froot, Robert M. Hernandez, John F. O’Brien, Roberta Cooper Ramo, Jean Margo Reid, David H. Walsh, Fred G. Weiss, Richard R. West, Richard S. Davis, Laurence D. Fink and Henry Gabbay dated November 1, 2007 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on November 15, 2007.

Item 24.    Persons Controlled by or under Common Control with the Fund.

The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 10 of the Distribution Agreement filed herein as Exhibit 5(a). Indemnification of Registrant’s Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement filed herein as Exhibit 7(a), Section 12 of the Transfer Agency Agreement filed herein as Exhibit 8(b) and Section 9 of the Administration Agreement filed herein as Exhibit 8(a). Indemnification of

BlackRock Advisors, LLC is provided for in Section 5 of the Shareholders’ Administrative Services Agreement filed herein as Exhibit 8(e). Registrant intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant’s Declaration of Trust filed herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the Registrant’s Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Article IV, Section 1 of the Registrant’s Code of Regulations provides:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 2 of the Registrant’s Code of Regulations provides:

Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under applicable law against any and all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and legal fees and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while acting in any capacity set forth in this Article IV by reason of having acted in any such capacity, whether such liability or expense is asserted before or after service; provided, however, that no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising with respect to any matter as to which the Indemnitee shall have been adjudicated to have engaged in (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Fund, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder in any action that is disposed of by a settlement, compromise payment, consent decree, or otherwise unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Notwithstanding the foregoing, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

(d) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law, only if the Fund receives a written undertaking by the Indemnitee to reimburse the Fund if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met. In addition, at least one of the following conditions must be met: (i) the Indemnitee shall provide adequate security for his or her undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of the Independent Non-Party Directors, or if such quorum is not obtainable or even if obtainable, if a majority vote of such quorum so direct, Special Counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under the Charter, these Bylaws or any statute, insurance policy, agreement, vote of Shareholders or Independent Directors or any other right to which such person may be lawfully entitled.

(f) The Fund shall indemnify and provide for the advance payment of expenses to its representatives and employees to the full extent required under its Charter. Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(g) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Article IV, Section 4 of the Registrant’s Code of Regulations provides:

Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV or the Charter shall continue as to a person who has ceased to be a Director, advisory board member or officer and shall inure to the benefit of the heirs, executors and personal and legal representatives of such a person.

Article IV, Section 5 of the Registrant’s Code of Regulations provides:

Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the Shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Item 26.    Business and Other Connections of Investment Advisers

(a) BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The list required by this Item 26 of officers and directors of BlackRock Advisors,

LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Financial Management, Inc. currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 25 of officers and directors of BlackRock Financial Management, Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Financial Management, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27.    Principal Underwriter

(a) BlackRock Investments, LLC (“BI”) acts as the principal underwriter or the placement agent for each of the following open-end investment companies, including the Registrant:

BlackRock Balanced Capital Fund, Inc.	BlackRock Latin America Fund, Inc.
BlackRock Basic Value Fund, Inc.	BlackRock Liquidity Funds
BlackRock Bond Allocation Target Shares	BlackRock Master LLC
BlackRock Bond Fund, Inc.	BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock California Municipal Series Trust	BlackRock Multi-State Municipal Series Trust
BlackRock Equity Dividend Fund	BlackRock Municipal Bond Fund, Inc.
BlackRock EuroFund	BlackRock Municipal Series Trust
BlackRock Financial Institutions Series Trust	BlackRock Natural Resources Trust
BlackRock Focus Growth Fund, Inc.	BlackRock Pacific Fund, Inc.
BlackRock Focus Value Fund, Inc.	BlackRock Principal Protected Trust
BlackRock Fundamental Growth Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Funds	BlackRock Series, Inc.
BlackRock Funds II	BlackRock Short-Term Bond Series, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Global Dynamic Equity Fund	BlackRock Value Opportunities Fund, Inc.
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Variable Series Funds, Inc.
BlackRock Global Financial Services Fund, Inc.	BlackRock World Income Fund, Inc.
BlackRock Global Growth Fund, Inc.	CMA Government Securities Fund
BlackRock Global SmallCap Fund, Inc.	CMA Money Fund
BlackRock Global Value Fund, Inc.	CMA Multi-State Municipal Series Trust
BlackRock Healthcare Fund, Inc.	CMA Tax-Exempt Fund
BlackRock Index Funds, Inc.	CMA Treasury Fund
BlackRock International Value Trust	FDP Series, Inc.
BlackRock Large Cap Series Funds, Inc.	Global Financial Services Master LLC

Managed Account Series	Merrill Lynch Funds for Institutions Series
Master Basic Value LLC	Merrill Lynch Ready Assets Trust
Master Bond LLC	Merrill Lynch Retirement Series Trust
Master Focus Growth LLC	Merrill Lynch U.S.A. Government Reserves
Master Government Securities LLC	Merrill Lynch U.S. Treasury Money Fund
Master Institutional Money Market LLC	Quantitative Master Series LLC
Master Large Cap Series LLC	Short-Term Master LLC
Master Money LLC	WCMA Government Securities Fund
Master Tax-Exempt LLC	WCMA Money Fund
Master Treasury LLC	WCMA Tax-Exempt Fund
Master Value Opportunities LLC	WCMA Treasury Fund

BI also acts as the principal underwriter for each of the following closed-end registered investment companies:

BlackRock Multi-Strategy Hedge Advantage	BlackRock Senior Floating Rate Fund, Inc.
BlackRock Multi-Strategy Hedge Opportunities LLC	BlackRock Senior Floating Rate Fund II, Inc.
Master Senior Floating Rate LLC

On October 1, 2008, BI replaced BlackRock Distributors, Inc. as principal underwriter for each of the open-end registered investment companies mentioned above, including the Registrant.

(b) BI is a Delaware limited liability corporation located at 40 East 52nd Street, New York, NY 10022. The following is a list of the directors and executive officers of the BI:

Name	Position(s) and Office(s) with BI	Position(s) and Office(s) with Registrant
Laurence Fink	Chairman and Director	Trustee
Barbara Novick	Chief Executive Officer	None
John Moran	President and Managing Director	None
Anne Ackerley	Managing Director	Vice President
Donald Burke	Managing Director	President, Chief Executive Officer
Robert Connolly	General Counsel, Secretary and Managing Director	None
Paul Greenberg	Treasurer, Chief Financial Officer and Managing Director	None
Francis Porcelli	Managing Director	None
Steven Hurwitz	Chief Compliance Officer, Assistant Secretary and Director	None
John Blevins	Assistant Secretary and Director	None
Robert Kapito	Director	None
Daniel Waltcher	Director	None

(c) Not applicable.

Item 28.    Location of Accounts and Records

All accounts, books and other documents requires to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

(a) Registrant, 100 Bellevue Parkway, Wilmington, Delaware 19809.

(b) PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153 (records relating to its functions as custodian).

(c) BlackRock Investments, LLC, 40 East 52nd Street, New York, NY 10022. (records relating to its functions as distributor).

(d) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as previous distributor).

(e) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as manager and co-administrator).

(f) BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as investment adviser and sub-adviser).

(g) PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as custodian, co-administrator, transfer agent and dividend disbursing agent).

(h) Citibank, N.A., 111 Wall Street, 23rd Floor, Zone 6, New York, NY 10043 (records relating to its functions as sub-custodian).

(i) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536 (records relating to its functions as investment sub-adviser).

(j) Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (records relating to its function as custodian).

Item 29.    Management Services

None.

Item 30.    Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 30th day of April, 2009.

BLACKROCK FUNDS II
(Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke,
President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/S/ DONALD C. BURKE	President and Chief Executive Officer	April 30, 2009
Donald C. Burke	(Principal Executive Officer)

/S/ NEAL J. ANDREWS	Chief Financial Officer (Principal	April 30, 2009
Neal J. Andrews	Financial and Accounting Officer)

JAMES H. BODURTHA*	Trustee
(James H. Bodurtha)

BRUCE R. BOND*	Trustee
(Bruce R. Bond)

DONALD W. BURTON*	Trustee
(Donald W. Burton)

STUART E. EIZENSTAT*	Trustee
(Stuart E. Eizenstat)

KENNETH A. FROOT*	Trustee
(Kenneth A. Froot)

ROBERT M. HERNANDEZ*	Trustee
(Robert M. Hernandez)

JOHN F. O’BRIEN*	Trustee
(John F. O’Brien)

ROBERTA COOPER RAMO*	Trustee
(Roberta Cooper Ramo)

	JEAN MARGO REID*	Trustee
(Jean Margo Reid)

	DAVID H. WALSH*	Trustee
(David H. Walsh)

	FRED G. WEISS*	Trustee
(Fred G. Weiss)

	RICHARD R. WEST*	Trustee
(Richard R. West)

	RICHARD S. DAVIS*	Trustee
(Richard S. Davis)

	LAURENCE D. FINK*	Trustee
(Laurence D. Fink)

	HENRY GABBAY*	Trustee
(Henry Gabbay)

*By:	/S/ DONALD C. BURKE		April 30, 2009
Donald C. Burke (Attorney-in-Fact)

EXHIBIT INDEX

Exhibit No.	Description

2(a)	Amended and Restated Code of Regulations
10(a)	Consent of Deloitte & Touche LLP